                   ALEXANDER'S KINGS PLAZA, LLC, as mortgagor

                     ALEXANDER'S OF KINGS, LLC, as mortgagor

                                       and

                        KINGS PARKING, LLC, as mortgagor
                            (collectively, Borrower)

                                       to

             MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as mortgagee
                                    (Lender)



                       AMENDED, RESTATED AND CONSOLIDATED
                                  MORTGAGE AND
                               SECURITY AGREEMENT


                          Dated: May 31, 2001

                          Location: Kings Plaza Shopping Center
                          Brooklyn, New York

                          Block: 8470
                          Lots: 1, 50, 55 and 114
                          County: Kings

                          PREPARED BY AND UPON
                          RECORDATION RETURN TO:

                          CADWALADER, WICKERSHAM & TAFT
                          100 Maiden Lane
                          New York, New York 10038

                          Attention: William P. McInerney, Esq.


                          File No.: 41853.017



THIS MORTGAGE DOES NOT COVER REAL PROPERTY PRINCIPALLY IMPROVED BY ONE OR MORE STRUCTURES CONTAINING IN THE AGGREGATE NOT MORE THAN SIX RESIDENTIAL DWELLING UNITS, EACH DWELLING UNIT HAVING ITS OWN COOKING FACILITIES.

                                TABLE OF CONTENTS

                                                                                                                 PAGE

                                   ARTICLE I

                               GRANTS OF SECURITY

Section 1.1         Property Mortgaged...........................................................................    3
Section 1.2         Assignment of Leases and Rents...............................................................    6
Section 1.3         Security Agreement...........................................................................    6
Section 1.4         Pledge of Monies Held........................................................................    6


                                   ARTICLE II

                          DEBT AND OBLIGATIONS SECURED

Section 2.1         Debt.........................................................................................    7
Section 2.2         Other Obligations............................................................................    7
Section 2.3         Debt and Other Obligations...................................................................    7
Section 2.4         Payments.....................................................................................    8
Section 2.5         Release of Parking Land......................................................................    8


                                   ARTICLE III

                               BORROWER COVENANTS

Section 3.1         Payment of Debt..............................................................................    8
Section 3.2         Incorporation by Reference...................................................................    8
Section 3.3         Insurance....................................................................................    9
Section 3.4         Payment of Taxes, Etc........................................................................   13
Section 3.5         Escrow Fund..................................................................................   13
Section 3.6         Condemnation.................................................................................   14
Section 3.7         Leases and Rents.............................................................................   15
Section 3.8         Maintenance of Property......................................................................   19
Section 3.9         Waste........................................................................................   20
Section 3.10        Compliance With Laws.........................................................................   20
Section 3.11        Books and Records............................................................................   21
Section 3.12        Payment For Labor and Materials..............................................................   24
Section 3.13        Performance of Other Agreements..............................................................   25
Section 3.14        Alterations..................................................................................   25
Section 3.15        Non-Consolidation Opinion....................................................................   26
Section 3.16        Management...................................................................................   26
Section 3.17        Additional Collateral/Letter of Credit.......................................................   27
Section 3.18        Ground Lease.................................................................................   30


Section 3.19        Ground Lease Escrow Fund.....................................................................   31
Section 3.20        No Merger of Fee and Leasehold Estates; Releases.............................................   31
Section 3.21        Kings LLC's Acquisition of Fee Estate........................................................   32
Section 3.22        Rejection of the Ground Lease................................................................   32
Section 3.23        Subleases....................................................................................   33
Section 3.24        Principal Place of Business; State of Organization...........................................   33
Section 3.25        Overhang Lease...............................................................................   33
Section 3.26        Reserve Funds, Generally.....................................................................   36


                                   ARTICLE IV

                                SPECIAL COVENANTS

Section 4.1         Property Use.................................................................................   37
Section 4.2         ERISA........................................................................................   37
Section 4.3         Single Purpose Entity........................................................................   38
Section 4.4         Restoration..................................................................................   41


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

Section 5.1         Warranty of Title............................................................................   46
Section 5.2         Authority....................................................................................   46
Section 5.3         Legal Status and Authority...................................................................   47
Section 5.4         Validity of Documents........................................................................   47
Section 5.5         Litigation...................................................................................   47
Section 5.6         Status of Property...........................................................................   47
Section 5.7         No Foreign Person............................................................................   48
Section 5.8         Separate Tax Lot.............................................................................   48
Section 5.9         ERISA Compliance.............................................................................   49
Section 5.10        Intentionally Deleted........................................................................   49
Section 5.11        Financial Condition..........................................................................   49
Section 5.12        Business Purposes............................................................................   49
Section 5.13        Taxes........................................................................................   49
Section 5.14        Mailing Address..............................................................................   50
Section 5.15        No Change in Facts or Circumstances..........................................................   50
Section 5.16        Non-Consolidation Opinion Assumptions........................................................   50
Section 5.17        Federal Reserve Regulations..................................................................   50
Section 5.18        Illegal Activity.............................................................................   50
Section 5.19        Contracts....................................................................................   50
Section 5.20        Investment Company Act.......................................................................   50
Section 5.21        Disclosure...................................................................................   51
Section 5.22        Principal Place of Business; State of Organization...........................................   51
Section 5.23        Illegal Activity/Forfeiture..................................................................   51
Section 5.24        Permitted Exceptions.........................................................................   51


Section 5.25        Ground Lease.................................................................................   51
Section 5.26        Overhang Lease...............................................................................   52


                                   ARTICLE VI

                            OBLIGATIONS AND RELIANCES

Section 6.1         Relationship of Borrower and Lender..........................................................   53
Section 6.2         No Reliance on Lender........................................................................   53
Section 6.3         No Lender Obligations........................................................................   53
Section 6.4         Reliance.....................................................................................   54


                                   ARTICLE VII

                               FURTHER ASSURANCES

Section 7.1         Recording of Security Instrument, Etc........................................................   54
Section 7.2         Further Acts, Etc............................................................................   54
Section 7.3         Changes in Tax, Debt Credit and Documentary Stamp Laws.......................................   55
Section 7.4         Estoppel Certificates........................................................................   55
Section 7.5         Flood Insurance..............................................................................   56
Section 7.6         Splitting of Security Instrument.............................................................   56
Section 7.7         Replacement Documents........................................................................   56


                                  ARTICLE VIII

                             DUE ON SALE/ENCUMBRANCE

Section 8.1         Transfer Definitions.........................................................................   56
Section 8.2         No Sale/Encumbrance..........................................................................   57
Section 8.3         Permitted Transfers..........................................................................   58
Section 8.4         Lender's Rights..............................................................................   60


                                   ARTICLE IX

                                   PREPAYMENT

Section 9.1         Prepayment...................................................................................   60
Section 9.2         Prepayment on Casualty or Condemnation.......................................................   60


                                    ARTICLE X

                                     DEFAULT

Section 10.1        Events of Default............................................................................   61
Section 10.2        Late Payment Charge..........................................................................   64

Section 10.3        Default Interest.............................................................................   64


                                   ARTICLE XI

                               RIGHTS AND REMEDIES

Section 11.1        Remedies.....................................................................................   64
Section 11.2        Application of Proceeds......................................................................   67
Section 11.3        Right to Cure Defaults.......................................................................   67
Section 11.4        Actions and Proceedings......................................................................   67
Section 11.5        Recovery of Sums Required To Be Paid.........................................................   67
Section 11.6        Examination of Books and Records.............................................................   67
Section 11.7        Other Rights, Etc............................................................................   67
Section 11.8        Right to Release Any Portion of the Property.................................................   68
Section 11.9        Violation of Laws............................................................................   68
Section 11.10       Recourse and Choice of Remedies..............................................................   68
Section 11.11       Right of Entry...............................................................................   69


                                   ARTICLE XII

                              ENVIRONMENTAL HAZARDS

Section 12.1        Environmental Representations and Warranties.................................................   69
Section 12.2        Environmental Covenants......................................................................   71
Section 12.3        Lender's Rights..............................................................................   72


                                  ARTICLE XIII

                                 INDEMNIFICATION

Section 13.1        General Indemnification......................................................................   73
Section 13.2        Mortgage and/or Intangible Tax...............................................................   74
Section 13.3        ERISA Indemnification........................................................................   74
Section 13.4        Environmental Indemnity......................................................................   74
Section 13.5        Duty to Defend; Attorneys' Fees and Other Fees and Expenses..................................   74


                                   ARTICLE XIV

                                     WAIVERS

Section 14.1        Waiver of Counterclaim.......................................................................   75
Section 14.2        Marshalling and Other Matters................................................................   75
Section 14.3        Waiver of Notice.............................................................................   75
Section 14.4        Waiver of Foreclosure Defense................................................................   75
Section 14.5        Sole Discretion of Lender....................................................................   75
Section 14.6        Survival.....................................................................................   75

Section 14.7        WAIVER OF TRIAL BY JURY......................................................................   76


                                   ARTICLE XV

                                   EXCULPATION

Section 15.1        Exculpation..................................................................................   76


                                   ARTICLE XVI

                                     NOTICES

Section 16.1        Notices......................................................................................   76


                                  ARTICLE XVII

                               SERVICE OF PROCESS

Section 17.1        Consent to Service...........................................................................   78
Section 17.2        Submission to Jurisdiction...................................................................   78
Section 17.3        Jurisdiction Not Exclusive...................................................................   78


                                  ARTICLE XVIII

                                 APPLICABLE LAW

Section 18.1        Choice of Law................................................................................   78
Section 18.2        Usury Laws...................................................................................   79
Section 18.3        Provisions Subject to Applicable Law.........................................................   79


                                   ARTICLE XIX

                                SECONDARY MARKET

Section 19.1        Transfer of Loan.............................................................................   79
Section 19.2        Cooperation..................................................................................   79
Section 19.3        Reserves/Escrows.............................................................................   79
Section 19.4        Servicer.....................................................................................   80


                                   ARTICLE XX

                                      COSTS

Section 20.1        Performance at Borrower's Expense............................................................   80
Section 20.2        Attorney's Fees for Enforcement..............................................................   80

                                   ARTICLE XXI

                                   DEFINITIONS

Section 21.1        General Definitions..........................................................................   81


                                  ARTICLE XXII

                            MISCELLANEOUS PROVISIONS

Section 22.1        No Oral Change...............................................................................   81
Section 22.2        Liability....................................................................................   81
Section 22.3        Inapplicable Provisions......................................................................   81
Section 22.4        Headings, Etc................................................................................   81
Section 22.5        Duplicate Originals; Counterparts............................................................   81
Section 22.6        Number and Gender............................................................................   82
Section 22.7        Subrogation..................................................................................   82
Section 22.8        Future Assignment of Mortgage................................................................   82
Section 22.9        Brokers......................................................................................   83
Section 22.10       Withholdings.................................................................................   83


                                  ARTICLE XXIII

                         ADDITIONAL NEW YORK PROVISIONS

Section 23.1        Controlling Provisions.......................................................................   84
Section 23.2        Commercial Property..........................................................................   84
Section 23.3        Maximum Principal Indebtedness...............................................................   84
Section 23.4        Insurance Proceeds...........................................................................   84
Section 23.5        Trust Fund...................................................................................   84
Section 23.6        Section 291-f Agreement......................................................................   84

                             EXHIBITS AND SCHEDULES



EXHIBIT A-1                 --        Description of the Fee Land

EXHIBIT A-2                 --        Description of the Overhang Leased Land

EXHIBIT A-3                 --        Description of the City Leased Land

EXHIBIT A-4                 --        Description of Parking Land

EXHIBIT B                   --        Description of Mortgages

EXHIBIT C                   --        Form of SNDA

SCHEDULE I                  --        Litigation

                                                              Exhibit 10(v) A1


                  THIS AMENDED, RESTATED AND CONSOLIDATED MORTGAGE AND SECURITY AGREEMENT (this "SECURITY INSTRUMENT") is made as of the 31st day of May, 2001, by ALEXANDER'S KINGS PLAZA, LLC ("PLAZA LLC"), a Delaware limited liability company, ALEXANDER'S OF KINGS, LLC ("KINGS LLC"), a Delaware limited liability company, and KINGS PARKING, LLC ("PARKING LLC"), a Delaware limited liability company, each having its principal place of business at c/o Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652, as mortgagor (Plaza LLC, Kings LLC and Parking LLC are collectively referred to as "BORROWER") to MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, having an address at 60 Wall Street, New York, New York 10260, as mortgagee ("LENDER").

                                    RECITALS:

                  WHEREAS, Plaza LLC is the fee simple owner of the real property described in Exhibit A-1 attached hereto and made a part hereof (the "FEE LAND") and the improvements located thereon and of the leasehold estate and all of tenant's right, title, interest, privileges and options created by that certain Lease dated as of February 1, 1970, as assigned by the Assignment and Assumption of Tenant's Interest in the Overhang Leases from Kings Plaza Shopping Center of Avenue U, Inc. to Alexander's Department Stores of Brooklyn, Inc. dated June 18, 1998, as amended by Amendment to Macy's Overhang Lease dated July 18, 1998 and as further assigned by the Assignment and Assumption of Tenant's Interest in the Overhang Leases from Alexander's Department Stores of Brooklyn, Inc. to Alexander's Kings Plaza Center, Inc. dated June 18, 1998 (as amended, modified, extended, assigned and assumed or supplemented from time to time the "OVERHANG LEASE"), together with all of Plaza LLC's right, title and interest in and to the land described on Exhibit A-2 attached hereto and made a part hereof and the improvements thereon demised pursuant to the Overhang Lease (the "OVERHANG LEASED LAND");

                  WHEREAS, Kings LLC is the owner of that certain leasehold estate and all of tenant's right, title, interest, privileges and options created by that certain Indenture between The City of New York, a municipal corporation existing under the laws of the State of New York, dated as of November 29, 1967, as amended by an Amendment of Indenture dated September 19, 1969, and assigned by U&F Realty Corp. to Kings Plaza Shopping Center of Flatbush Avenue, Inc. and Kings Plaza Shopping Center of Avenue U, Inc. pursuant to an Assignment and Assumption Agreement dated January 27, 1970, as further amended by letter agreement dated May 25, 1972 and by Agreement dated May 25, 1976 and as further assigned by Kings Plaza Shopping Center of Flatbush, Inc. to Alexander's Department Stores of Brooklyn, Inc., pursuant to an Assignment and Assumption of City Lease dated as of June 18, 1998 covering Block 8470, p/o 50 and part of Lot 1, Brooklyn, New York (as amended, modified, extended, assigned and assumed or supplemented from time to time, the "GROUND LEASE"), together with all of Kings LLC's right, title and interest in and to the land described on Exhibit A-3 attached hereto and made a part hereof and the improvements thereon demised pursuant to the Ground Lease (the "CITY LEASED LAND").

                  WHEREAS, Parking LLC is the fee simple owner of the real property described in Exhibit A-4 attached hereto and made a part hereof and the improvements located thereon (the "PARKING LAND");

                  WHEREAS, Lender is the owner and holder of certain mortgages covering the fee and leasehold estates in the Land as more particularly described on Exhibit B attached hereto (hereinafter referred to as the "ORIGINAL MORTGAGES") and of the notes, bonds or other obligations secured thereby (hereinafter referred to as the "ORIGINAL NOTES");

                  WHEREAS, there is now owing on the Original Notes and the Original Mortgages the unpaid principal sum of One Hundred Fifteen Million Two Hundred Nine Thousand Five Hundred Ninety Two and No/100 Dollars
($115,209,592.00), together with interest;

                  WHEREAS, in connection with the making of a loan by Lender to Borrower, Borrower has made that certain Mortgage Note dated the date hereof in the principal amount of One Hundred Seven Million Seven Hundred Ninety Thousand Four Hundred Eight and No/100 Dollars ($107,790,408.00) in favor of Lender (the "NEW NOTE"), which New Note has an outstanding principal balance of One Hundred Seven Million Seven Hundred Ninety Thousand Four Hundred Eight and No/100 Dollars ($107,790,408.00), together with interest;

                  WHEREAS, the New Note is secured by, among other things, that certain Mortgage dated as of the date hereof made by Borrower to Lender encumbering the Premises, a copy of which is to be recorded in the Office of the City Register, Kings County, New York prior to the recording of this Security Instrument (the "NEW MORTGAGE");

                  WHEREAS, contemporaneously with the execution and delivery of this Security Instrument, Borrower has executed and delivered to Lender a certain Amended, Restated and Consolidated Promissory Note in the aggregate principal amount of Two Hundred Twenty Three Million And No/100 Dollars ($223,000,000.00) (as the same may be amended, restated, replaced, supplemented, substituted or otherwise modified from time to time, the "NOTE"), which Note evidences, and amends, restates and consolidates into one indebtedness all amounts presently due and owing in respect of the Original Notes and the New Note, and secured by the Original Mortgages and the New Mortgage; and

                  WHEREAS, Borrower and Lender have agreed in the manner hereinafter set forth (i) to spread the Original Mortgages and the New Mortgage and the respective liens thereof over those portions of the Property (as hereinafter defined) not already covered thereby, (ii) to combine, consolidate and coordinate the Original Mortgages and the New Mortgage and the respective liens thereof, as spread, into one unified lien in the aggregate principal amount of Two Hundred Twenty Three Million And No/100 Dollars ($223,000,00.00) encumbering the Property (hereinafter defined) and (iii) to modify, amend and restate the terms and provisions of the Original Mortgages and the New Mortgage in their entirety.

                  NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this Security Instrument by this reference, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, Borrower hereby represents and warrants to and covenants and agrees with Lender as follows:

                  A. Mortgage Spreader. The Original Mortgages and the New Mortgage and the respective liens thereof are hereby spread over those portions of the Property not already covered thereby.

                  B. Mortgage Consolidation. The Original Mortgages and the New Mortgage and the respective liens thereof, as spread in accordance with Paragraph A above, are hereby combined and consolidated so that together they shall hereafter constitute in law but one mortgage, a single lien, covering the Property and securing the aggregate principal sum of Two Hundred Twenty Three Million And No/100 Dollars ($223,000,000.00), together with interest thereon as provided in the Note.

                  C. Outstanding Indebtedness. The aggregate outstanding indebtedness evidenced by the Note and secured by this Security Instrument is in the amount of Two Hundred Twenty Three Million And No/100 Dollars ($223,000,000.00), it being understood that no interest under the Note is accrued and unpaid for the period prior to the date hereof, but that interest shall accrue from and after the date hereof at the rate or rates provided in the Note.

                  D. Amendment and Restatement. The Original Mortgages are hereby consolidated and completely amended and restated to read as follows:

                                   ARTICLE I

                               GRANTS OF SECURITY

                  Section 1.1 Property Mortgaged. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Lender, and grant a security interest to Lender in, the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "PROPERTY"):


                  (a) Ground Lease. The Ground Lease and the leasehold estate created thereby in and to the Property and City Leased Land, together with all modifications, extensions and renewals of the Ground Lease and all credits, deposits (including, without limitation, any deposit of cash or securities or any other property which may be held to secure Borrower's performance of its obligations under the Ground Lease), options, privileges and rights of Borrower as tenant under the Ground Lease, including, but not limited to, the right, if any, to renew or extend the Ground Lease for a succeeding term or terms;


(b) Overhang Lease. The Overhang Lease and the leasehold estate created thereby in and to the Property and Overhang Leased Land, together with all modifications, extensions and renewals of the Overhang Lease and all credits, deposits (including, without limitation, any deposit of cash or securities or any other property which may be held to secure

Borrower's performance of its obligations under the Overhang Lease), options, privileges and rights of Borrower as tenant under the Overhang Lease, including, but not limited to, the right, if any, to renew or extend the Overhang Lease for a succeeding term or terms;


                  (c) Land. The Fee Land, the Parking Land and any interest Borrower may have in the Overhang Leased Land and the City Leased Land (collectively, the "LAND");

                  (d) Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;


                  (e) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the
"IMPROVEMENTS");


                  (f) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and/or the Improvements, including, but not limited to, those arising under and by virtue of the Ground Lease or the COREA (hereinafter defined), and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower, in and to the Land and/or the Improvements, including, but not limited to, those arising under and by virtue of the Ground Lease, and every part and parcel thereof, with the appurtenances thereto;


                  (g) Fixtures and Personal Property. All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "PERSONAL PROPERTY"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "UNIFORM COMMERCIAL CODE"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

                  (h) Leases and Rents. All leases, subleases and other agreements affecting the use, enjoyment or occupancy of the Land and/or the Improvements heretofore or hereafter entered into by Borrower and all extensions, amendments and modifications thereto (the "LEASES"), whether before or after the filing by or against Borrower of any petition for relief under Creditors Rights Laws (defined in Article 10 hereof) and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, any guaranties of the lessees' obligations thereunder, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under Creditors Rights Laws (the "RENTS") and all proceeds, fees, penalties or other receipts from the sale, termination, surrender or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

                  (i) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

                  (j) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;


                  (k) Tax Certiorari. Subject to the rights of any tenants under the Leases, all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;


                  (l) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

                  (m) Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;


                  (n) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;


                  (o) Trademarks. All of Borrower's right, title and interest in all tradenames (excluding the name "Alexander's"), trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property; and


                  (p) Accounts. All reserves, escrows and deposit accounts which are required to be established by Borrower for the benefit of Lender pursuant to the Loan Documents with respect to the Property including, without limitation, the Lockbox Account (as defined in that certain Cash Management Agreement (the "CASH MANAGEMENT AGREEMENT"), dated the date hereof, by and among Borrower and Lender) and all cash, checks, drafts, certificates, securities, investments, property, instruments and financial assets held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof.


                  (q) Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections 1.1(a) through 1.1(p) above.




                  Section 1.2 Assignment of Leases and Rents. Borrower hereby absolutely and unconditionally assigns to Lender all of Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2, Section 3.7 hereof and the terms and conditions of the Cash Management Agreement, Lender grants to Borrower a revocable license to collect and receive the Rents.


                  Section 1.3 Security Agreement. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (defined in Section 2.3), a security interest in the Personal Property and other collateral given as security for the Obligations (whether denominated as part of the Property or otherwise) to the extent that under applicable law the same would be governed by the Uniform Commercial Code (collectively, "UCC COLLATERAL") to the full extent that the Personal Property and other UCC Collateral may be subject to the Uniform Commercial Code.


                  Section 1.4 Pledge of Monies Held. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender, including, without limitation, any sums deposited in the Escrow Fund (as defined in Section 3.5), Net Proceeds (as defined in Section 4.4) and Awards (as defined in Section 3.6), as additional security for the Obligations until expended or applied by Borrower, or distributed to Borrower by Lender, as provided in this Security Instrument and the Other Security Documents.

                               CONDITIONS TO GRANT

                  TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender, and the successors and assigns of Lender, forever;

                  PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt in full and shall well and truly perform the

Other Obligations as set forth in this Security Instrument, these presents and the estate hereby granted shall cease, terminate and be void.



                                   ARTICLE II

                          DEBT AND OBLIGATIONS SECURED

                  Section 2.1 Debt. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the "DEBT"):

                  (a) the payment of the indebtedness evidenced by the Note in lawful money of the United States of America;


                  (b) the payment of interest, default interest, late charges and other sums, as provided in the Note, this Security Instrument or the Other Security Documents (defined below);

                  (c) the payment of the Default Consideration (as defined in the Note), if any;


                  (d) the payment of all other monies agreed or provided to be paid by Borrower in the Note, this Security Instrument or the Other Security Documents;

                  (e) the payment of all sums advanced pursuant to this Security Instrument to protect and preserve the Property and the lien and the security interest created hereby; and

                  (f) the payment of all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

                  Section 2.2 Other Obligations. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the "OTHER OBLIGATIONS"):

                  (a) the performance of all other obligations of Borrower contained herein;


                  (b) the performance of each obligation of Borrower contained in any other agreement given by Borrower to Lender which is for the purpose of further securing the obligations secured hereby, and any amendments, modifications and changes thereto; and

                  (c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, this Security Instrument or the Other Security Documents.



                  Section 2.3 Debt and Other Obligations. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "OBLIGATIONS."

                  Section 2.4 Payments. Unless payments are made in the required amount in immediately available funds at the place where the Note is payable, remittances in payment of all or any part of the Debt shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where the Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default (defined below). Notwithstanding anything to the contrary contained in this Security Instrument, the Note or the Other Security Documents (hereinafter defined), and provided no Event of Default (hereinafter defined) has occurred and is continuing, Borrower's obligations with respect to the monthly payment of principal and interest and amounts due for Taxes (hereinafter defined) and any other payment reserves established pursuant to this Security Instrument, the Note or any Other Security Documents shall be deemed satisfied to the extent sufficient amounts are available in the Lockbox Account established pursuant to the Cash Management Agreement to satisfy such obligations on the dates each such payment is required, regardless of whether any of such amounts are properly applied by Lender.

                  Section 2.5 Release of Parking Land. At any time after the Lockout Period Expiration Date (as defined in the Note), Borrower may obtain the release of the Parking Land from the lien of this Security Instrument, upon satisfaction of the applicable provisions and conditions contained in Article 5 of the Note regarding repayment and defeasance. In the event that the Parking Land is so released from the lien of this Security Instrument, Lender's consent shall not be required with respect to modifications of the COREA which relate to the Parking Land provided that such modifications do not adversely affect Lender's security for the Loan.

                                   ARTICLE III

                               BORROWER COVENANTS

                  Borrower covenants and agrees that:

                  Section 3.1 Payment of Debt. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.


                  Section 3.2 Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Note and (b) all and any of the documents, other than the Note and this Security Instrument, now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note or are otherwise executed and delivered in connection with the Loan (such other documents, together with any and all extensions, renewals, substitutions, replacements, amendments, modifications and/or restatements thereof, the "OTHER SECURITY DOCUMENTS"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

                  Section 3.3 Insurance. (a) Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the following coverages:


                     (i) comprehensive "all risk" insurance on the Improvements and the Personal Property, in each case (A) in an amount equal to one hundred percent (100%) of the "FULL REPLACEMENT COST," which for purposes of this Security Instrument shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation, but the amount shall in no event be less than the outstanding principal balance of the Note; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions;
         (C) providing for no deductible in excess of $100,000; and (D) providing coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements together with an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses. The Full Replacement Cost shall be redetermined from time to time (but not more frequently than once in any twelve (12) calendar months) at the request of Lender by an appraiser or contractor designated and paid by Borrower and approved by Lender, or by an engineer or appraiser in the regular employ of the insurer. After the first appraisal, additional appraisals may be based on construction cost indices customarily employed in the trade. No omission on the part of Lender to request any such ascertainment shall relieve Borrower of any of its obligations under this Subsection;

                     (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the so-called "occurrence" form with a combined single limit of not less than $1,000,000; (B) to continue at not less than the aforesaid limit until reasonably required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and
         (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis;
         (3) independent contractors; (4) blanket contractual liability for all written and oral contracts; and (5) contractual liability covering the indemnities contained in Article 13 hereof to the extent the same is available;

                     (iii) loss of rents insurance (A) with loss payable jointly to Lender and Borrower as their interests appear; (B) covering all risks required to be covered by the insurance provided for in Subsection 3.3(a)(i); (C) in an amount such that the projected gross income from the Property (as reduced to reflect expenses not incurred during a period of Restoration) is paid during the entire period that it takes to restore the physical loss to the Improvements and the Personal Property; and (D) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and the Personal Property has been repaired, the continued loss of income will be insured until such income returns to the same level it was prior to the loss, or the expiration of eighteen (18) months from the date of the completion of Restoration, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period. The amount of such loss of rents insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Property for the succeeding twenty-four month period. All insurance proceeds payable to Lender pursuant to this Subsection 3.3(a)(iii) shall be deposited into the Lockbox Account and disbursed in accordance with the Cash Management Agreement; provided, however, that if such insurance proceeds are disbursed to Lender in an amount representing losses for a period in excess of one (1) month, then such insurance proceeds shall be held by Lender and applied in accordance with the Cash Management Agreement on a monthly basis in the amount attributed to the related month by the insurance company providing such loss of rents insurance. Notwithstanding anything to the contrary contained in this Subsection 3.3(a)(iii), Borrower shall not be deemed relieved of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note except to the extent such amounts are actually paid out of the proceeds of such loss of rents insurance;

                     (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements
         (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Subsection 3.3(a)(i) written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Subsection 3.3(a)(i), (3) including permission to occupy the Property, and (4) with an agreed amount endorsement or endorsement waiving co-insurance provisions;

                     (v) workers' compensation, subject to the statutory limits of the state in which the Property is located, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operation (if applicable);

                     (vi) comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender;


                     (vii) if any portion of the Improvements is at any time located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended, or any successor law (the "FLOOD INSURANCE ACTS"), flood hazard insurance in an amount equal to the lesser of (A) the principal balance of the Note, and (B) the maximum limit of coverage available for the Property under the Flood Insurance Acts;

                     (viii) earthquake, sinkhole and mine subsidence insurance, if required, in amounts, form and substance reasonably satisfactory to Lender, provided that the insurance pursuant to this Subsection (viii) shall be on terms consistent with the all risk insurance policy required under Subsection 3.3(a)(i);

                     (ix) umbrella liability insurance in an amount not less than One Hundred Million and No/100 Dollars ($100,000,000) per occurrence on terms consistent with the commercial general liability insurance policy required under Subsection 3.3(a)(ii) above; and

                     (x) such other insurance and in such amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located.

                     (b) All insurance provided for in Subsection 3.3(a) hereof shall be obtained under valid and enforceable policies (the "POLICIES" or in the singular, the "POLICY"), in such forms and, from time to time after the date hereof, in such amounts as may from time to time be satisfactory to Lender, issued by financially sound and responsible insurance companies authorized to do business in the state in which the Property is located and reasonably approved by Lender (each such insurer shall be referred to below as a "QUALIFIED INSURER"). The insurance companies must have a general policy rating of A or better and a financial class of IX or better by A.M. Best Company, Inc. and a claims paying ability rating of "AA" (or its equivalent) or better by at least two (2) of the credit rating agencies (each a "RATING AGENCY") rating the Securities (one of which will be Standard & Poor's if they are rating the Securities and one of which shall be Moody's Investors Service, Inc. if they are rating the Securities), or if only one Rating Agency is rating the Securities, then only by such Rating Agency. Not less than ten (10) days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to Subsection 3.3(a), certified copies of the Policies or renewal certificates of insurance marked "premium paid" or accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "INSURANCE PREMIUMS"), shall be delivered by Borrower to Lender; provided, however, that in the case of renewal Policies, Borrower may furnish Lender with binders therefor to be followed by the certified copies of the Policies when issued.

                     (c) Borrower shall be permitted to obtain the insurance required pursuant to this Security Instrument by the use of an umbrella or blanket liability or casualty Policy, provided that, in each case, such Policy is approved in advance in writing by Lender, which approval shall not be unreasonably withheld or delayed and Lender's interest is included therein as provided in this Security Instrument and such Policy is issued by a Qualified Insurer. Except to the extent permitted pursuant to Section 3.3(a) hereof, Borrower shall not obtain separate insurance concurrent in form or contributing in the event of loss with that required in Subsection 3.3(a) to be furnished by, or which may be reasonably required to be furnished by, Borrower. In the event Borrower obtains separate insurance or an umbrella or a blanket Policy, Borrower shall notify Lender of the same and shall cause certified copies of each Policy to be delivered as required in Subsection 3.3(a). Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Subsection 3.3(a).

                     (d) All Policies of insurance provided for or contemplated by Subsection 3.3(a), except for the Policy referenced in Subsection 3.3(a)(v), shall name Lender as an additional insured and Borrower as the insured or additional insured, as their respective interests may appear, and in the case of property damage, boiler and machinery, and flood insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable jointly to Lender and Borrower as their interests may appear.

                     (e) All Policies of insurance provided for in Subsection 3.3(a) shall contain clauses or endorsements to the effect that:

                     (i) no act or negligence of Borrower, or anyone acting for Borrower, or of any tenant under any Lease or other occupant, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

                     (ii) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or cancelled without at least thirty (30) days' written notice to Lender and any other party named therein as an insured; and

                     (iii) each Policy shall provide that the issuers thereof shall give written notice to Lender if the Policy has not been renewed ten (10) days prior to its expiration; and

                     (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

                     (f) Borrower shall furnish to Lender annually upon request by Lender, a statement certified by Borrower or a duly authorized officer of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Lender, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Lender.

                     (g) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, with notice to Borrower to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as described in this Security Instrument, and all expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by this Security Instrument and shall bear interest in accordance with Section 10.3 hereof.

                     (h) If the Property shall be damaged or destroyed, in whole or in material part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property (other than tenant improvements required to be restored by tenants pursuant to their Leases) and shall cause any tenants under Leases at the Property to repair and restore any tenant improvements damaged by such fire or other casualty to the extent such tenant is required to perform such repair or restoration pursuant to the applicable Lease, as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender (the "CASUALTY RESTORATION") and otherwise in accordance with Section 4.4 of this Security Instrument. Borrower shall pay all costs of such Casualty Restoration whether or not such costs are covered by insurance.

                     (i) In the event of a foreclosure of the Security Instrument or other transfer of title to the Property in extinguishment in whole or in part of the Debt, all right, title and interest of Borrower in and to the Policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest exclusively in Lender or the purchaser at such foreclosure or other transferee in the event of such other transfer of title.

                     Section 3.4 Payment of Taxes, Etc. (a) Subject to the provisions of Section 3.4(b) below, Borrower shall promptly pay all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "TAXES"), all sums now or hereafter levied or assessed or imposed against the Property or any part thereof (the "OTHER CHARGES"), and all charges for utility services provided to the Property as same become due and payable. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged of record (or bonded and discharged of record) any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument, Borrower shall furnish to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date any interest, penalties or additional fees are due in connection with any non-payment of such Taxes and Other Charges.

                     (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes or Other Charges, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Security Documents, (ii) Borrower is not restricted from doing so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Taxes or Other Charges, as applicable, from Borrower and from the Property or Borrower shall have paid all of the Taxes or Other Charges, as applicable, under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in any imminent danger of being sold, forfeited, terminated, cancelled or lost and,(vi) Borrower shall have furnished the security as may be required in the proceeding, or as may be requested by Lender (but without duplication of amounts paid pursuant to clause (iii) above), to insure the payment of any contested Taxes or Other Charges, as applicable, together with all interest and penalties thereon.

                  Section 3.5 Escrow Fund. In addition to the initial deposits with respect to Taxes and Insurance Premiums made by Borrower to Lender on the date hereof to be held by Lender in escrow, Borrower shall pay to Lender on the tenth day of each calendar month (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months and (b) at the option of Lender, if the liability or casualty Policy maintained by Borrower covering the Property shall not constitute an approved blanket or umbrella Policy pursuant to Subsection 3.3(c) hereof, one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (any initial deposits plus the amounts in (a) and (b) above shall be called the "ESCROW FUND"). In the event Lender shall elect to collect payments in escrow for Insurance Premiums, Borrower shall pay to Lender an initial deposit to be determined by Lender, in its sole discretion, to increase the amounts in the Escrow Fund to an amount which, together with anticipated monthly escrow payments, shall be sufficient to pay all Insurance Premiums and Taxes as they become due. Borrower agrees to notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes and Insurance Premiums of which it has or obtains knowledge and authorizes Lender or its agent to obtain the bills for Taxes and Other Charges directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Provided that there are sufficient amounts in the Escrow Fund and no Event of Default exists, Lender will apply the Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Sections 3.3 and 3.4 hereof. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections 3.3 and 3.4 hereof, Lender shall pursuant to a written request from Borrower, after determining, in its reasonable discretion, the sufficient amount necessary to pay Taxes and Insurance Premiums when due, return any excess to Borrower. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (a) and (b) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall reasonably estimate as sufficient to make up the deficiency. Borrower shall pay Lender the sum of Five Thousand Dollars ($5,000) per year for the servicing of the Escrow Fund and all other accounts established pursuant to the Cash Management Agreement. Such sum shall be deducted from the interest income earned on the Escrow Account, if any, and to the extent such interest income shall not be sufficient to pay such costs, such costs shall be paid by Borrower promptly on demand by Lender. Notwithstanding anything to the contrary contained in this
Section 3.5, and provided no Event of Default has occurred and is continuing, Borrower's obligations to make payments to the Escrow Fund shall be deemed satisfied to the extent that sufficient funds are deposited in the Lockbox Account to satisfy such obligations on the date such payment is required, regardless of whether any such amounts are so applied by Lender.

                     Section 3.6 Condemnation. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), and whether or not any Award (as defined herein) is made available to the Borrower for Restoration in accordance with Section 4.4, Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor (an "AWARD") shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. Borrower shall cause the Award to be paid directly to Lender, which Lender will disburse or apply to the Debt pursuant to Section 4.4 hereof. If the Award is to be used to reduce or discharge the debt pursuant to Section 4.4, Lender may apply the Award to the reduction or discharge of the Debt whether or not then due and payable. In the event that the Property, or any portion thereof is taken by any condemning authority, Borrower shall promptly proceed to restore, repair, replace or rebuild the Property (other than tenant improvements required to be restored by tenants pursuant to their Leases) and shall cause any tenants under Leases at the Property to restore, repair, replace or rebuild the Property to the extent such tenant is required to perform such restoration, repair or replacement pursuant to the applicable Lease, in a workman-like manner to the extent practicable to be of at least equal value and substantially the same character as prior to such condemnation or eminent domain proceeding (the "CONDEMNATION RESTORATION"; the Casualty Restoration and the Condemnation Restoration collectively referred to as the "RESTORATION") in accordance with all Applicable Laws (as hereinafter defined) affecting the use, repair and restoration of the Property. If the Property is sold in a foreclosure, or by a deed-in-lieu of foreclosure, prior to the receipt by Lender of the Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Debt.

                  Section 3.7 Leases and Rents. (a) Borrower shall, or shall cause the Manager (hereinafter defined) to, manage and operate the Property in a prudent manner. Borrower may enter into a proposed Lease (including the renewal or extension of an existing Lease (a "RENEWAL LEASE") without the prior written consent of Lender, provided such proposed Lease or Renewal Lease is not an Anchor Lease or a Major Lease (a "NON-MAJOR LEASE") and satisfies the following:
(i) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant) as of the date such Lease or Renewal Lease is executed by Borrower (unless, in the case of a Renewal Lease, the rent payable during such renewal, or a formula or other method to compute such rent, is provided for in the original Lease), (ii) is an arms-length transaction with a bona-fide, independent third party tenant,
(iii) does not in any other respect have a materially adverse effect on the value of the Property or Lender's interest under this Security Instrument, and
(iv) is subject and subordinate to this Security Instrument or will be subject and subordinate upon execution of an SNDA (defined below), reasonably acceptable to Lender, and the lessee thereunder agrees to attorn to Lender; provided, however, the requirement set forth in this clause (iv) shall not be applicable to a Renewal Lease which exists as of the date hereof which by its terms is not self-subordinating. All proposed Leases which do not satisfy the requirements set forth in this Subsection 3.7(a) shall be subject to the prior reasonable approval of Lender and its counsel. Borrower shall promptly deliver to Lender (to the extent not previously delivered) copies of all Leases and Renewal Leases which are entered into pursuant to this subsection, together with Borrower's certification that it has satisfied all of the conditions of this subsection.

                  (b) Borrower (i) shall observe and perform in all material respects all the obligations imposed upon the lessor under the Leases; (ii) shall promptly send copies to Lender of all notices of default which Borrower shall send or receive under any Anchor Leases or Major Leases; (iii) shall enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed; (iv) shall not collect any of the Rents more than one (1) month in advance (except security deposits shall not be deemed Rents collected in advance); (v) shall not execute any other assignment of the lessor's interest in any of the Leases or the Rents except in connection with the Debt; and (vi) shall not consent to any assignment of or subletting under any Anchor Leases or Major Leases not in accordance with their terms, without the prior written consent of Lender which shall not be unreasonably withheld. Borrower shall deliver to Lender within five (5) Business Days after Borrower receives or delivers the same, a copy of each notice of default or termination that Borrower receives or delivers in connection with any Major Lease. In addition, Borrower shall deliver to Lender upon the request of Lender a copy of each notice of default or termination that Borrower receives or delivers in connection with any Lease other than a Major Lease.

                  (c) Borrower may, without the consent of Lender, amend, modify or waive the provisions of any Non-Major Lease or reduce rents under, accept a surrender of space under, or shorten the term of, any Non-Major Lease (including any guaranty, letter of credit or other credit support with respect thereto), provided that such action (taking into account, in the case of a termination, reduction in rent, surrender of space or shortening of term, and the planned alternative use of the affected space) does not have a materially adverse effect on the value of the Property and provided that such Lease, as amended, modified or waived, is otherwise in compliance with the requirements of this Security Instrument and any subordination agreement binding upon Lender with respect to such Lease. Borrower may without Lender's consent terminate a Non-Major Lease for which a tenant has defaulted beyond notice and cure periods. Any amendment, modification, waiver, termination, rent reduction, space surrender or term shortening which does not satisfy the requirements set forth in this subsection shall be subject to the prior approval of Lender and its counsel, at Borrower's expense.

                  (d) Notwithstanding anything contained herein to the contrary, Borrower shall not, without the prior written reasonable consent of Lender, enter into, renew or extend (except in accordance with the terms of the Lease), amend, modify, waive any provisions of, terminate, reduce rents under, accept a surrender of space under, or shorten the term of any Anchor Lease or any Major Lease. The term "ANCHOR LEASE" shall mean (i) the Sears Lease or any Lease covering the entire premises currently leased to Sears, and (ii) any instrument guaranteeing or providing credit support for any Anchor Lease. The term "MAJOR LEASE" shall mean any Lease which (A) provides for rental income representing five percent (5%) or more of the total rental income for the Property, (B) covers ten thousand square feet (10,000 s.f.) or more of the total leased space at the Property, in the aggregate, or (C) provides for a lease term of more than twenty (20) years including options to renew. Any instrument guaranteeing or providing credit support for any Major Lease shall also be considered a Major Lease for the purposes of this Security Instrument.

                  (e) Any fee or payment received by Borrower in connection with a termination or surrender of all or any part of a Lease shall be paid to Lender and held and disbursed by Lender pursuant to the terms and conditions of that certain Tenant Improvement and Leasing Commission Reserve and Security Agreement executed as of the date hereof between Borrower and Lender.

                  (f) Borrower shall not receive or collect, or permit the receipt or collection of, any rental or other payments under any Lease more than one (1) month in advance of the period in respect of which they are to accrue, except that (i) in connection with the execution and delivery of any Lease or of any amendment to any Lease, rental payments thereunder may be collected and received in advance in an amount not in excess of one (1) month's rent and a security deposit (including advance rents as or in lieu of a security deposit) may be required thereunder (provided that such deposits are maintained in accordance with applicable law and in accordance with Subsection 3.7(i) hereof), and (ii) Borrower may receive and collect escalation, percentage rent, additional rent and other charges in accordance with the terms of each Lease.

                  (g) Borrower shall not enter into any Lease after the date hereof that does not contain a provision whereby the tenant agrees at the request and option of Lender either (i) that its Lease shall be subordinate to this Security Instrument and that the tenant shall attorn under the Lease to any entity obtaining title to the Property, which subordination and attornment may be conditioned on delivery of a reasonable and customary nondisturbance agreement, or (ii) that its Lease shall be senior to this Security Instrument and that the tenant shall attorn under the Lease to any entity obtaining title to the Property. Lender shall execute and deliver to the tenant under any Anchor Lease or Major Lease, or, at Borrower's request, any Non-Major Lease entered into in compliance with Section 3.7(a) which is actually approved or deemed approved by Lender, a subordination, non-disturbance and attornment agreement (an "SNDA") substantially in the form attached hereto as Exhibit C, with such modifications as Lender may reasonably approve within fifteen (15) Business Days after such tenant's execution and delivery of the same, provided, that (A) Borrower has delivered the related Lease or Renewal Lease to Lender on or prior to the date that the tenant thereunder delivers to Lender the SNDA executed in connection therewith, and (B) no Event of Default exists hereunder, under the Note or under the Other Security Documents.

                  (h) Borrower shall be responsible for all reasonable out-of-pocket expenses incurred by Lender in connection with its review and approval required pursuant to this Section.

                  (i) Upon the occurrence and during the continuance of an Event of Default, to the extent permitted by law, Borrower shall promptly deposit with Lender any and all monies actually received by Borrower as security deposits under the Leases or credited to tenant by Borrower as a security deposit under a Lease or sums deposited by Tenants into controlled accounts for the limited purpose of funding Tenant improvements (the "SECURITY DEPOSITS"). Lender shall hold the Security Deposits in accordance with the terms of the respective Lease, and shall only release the Security Deposits in order to return a tenant's Security Deposit to such tenant if such tenant is entitled to the return of the Security Deposit under the terms of the Lease and is not otherwise in default under the Lease. To the extent required by Applicable Laws (defined below), Lender shall hold the Security Deposits in an interest bearing account selected by Lender in its sole discretion. In the event Lender is not permitted by law to hold the Security Deposits, Borrower shall deposit the Security Deposits into an account with a federally insured institution as approved by Lender.

                  (j) (1) Any (A) Lease or Renewal Lease that requires Lender's approval and (B) amendment or modification of a Lease that requires Lender's approval pursuant to this Section 3.7, shall be sent to Lender in an envelope labeled "PRIORITY" and shall state at the top of the first page in bold lettering "LENDER'S RESPONSE IS REQUIRED WITHIN TEN (10) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A MORTGAGE BETWEEN THE UNDERSIGNED AND LENDER". The economic terms of such Lease, Renewal Lease, amendment or modification, as applicable (but not the actual Lease or Renewal Lease itself) shall be deemed approved if simultaneously with such notice Lender receives the Summary Information (hereinafter defined) and Lender shall not have notified Borrower in writing of its disapproval (together with a statement of the grounds of such disapproval) within ten (10) Business Days after Lender has received such Summary Information. For purposes of this Section 3.7, the "SUMMARY INFORMATION" need not include the proposed Lease or Renewal Lease but shall be the following:
(i) a summary of the economic terms of such proposed Lease or Renewal Lease or of the economic terms of an amendment or modification, as applicable, and (ii) a copy of all written or supporting materials used by Borrower in evaluating the creditworthiness of the proposed tenant or the requested amendment or modification.

                  (2) Provided that Lender has approved the Summary Information pursuant to clause (1) above, any (A) Lease or Renewal Lease that requires Lender's approval and (B) amendment or modification of a Lease that requires Lender's approval pursuant to this Section 3.7, shall be sent to Lender in an envelope labeled "PRIORITY" and shall state at the top of the first page in bold lettering "LENDER'S RESPONSE IS REQUIRED WITHIN TEN (10) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A MORTGAGE BETWEEN THE UNDERSIGNED AND LENDER". Such Lease, Renewal Lease, amendment or modification shall be deemed approved if simultaneously with such notice Lender receives the Approval Document (hereinafter defined) and Lender shall not have notified Borrower in writing of its disapproval (together with a statement of the grounds of such disapproval, provided that such disapproval shall not be inconsistent with Lender's approval of the Summary Information) within ten (10) Business Days after Lender has received such Lease, Renewal Lease, amendment or modification, as applicable. For purposes of this Section 3.7, the "APPROVAL DOCUMENT" shall be the following: (i) a full and complete copy of the Lease, Renewal Lease, amendment or modification to be approved, (ii) a copy of all written or supporting materials used by Borrower in evaluating the creditworthiness of the proposed tenant or the requested amendment or modification, and (iii) a copy of the Summary Information approved by Lender.

                  (3) Any (A) Lease or Renewal Lease that requires Lender's approval and (B) amendment or modification of a Lease that requires Lender's approval pursuant to this Section 3.7 and for which no Summary Information has been submitted to Lender, shall be sent to Lender in an envelope labeled "PRIORITY" and shall state at the top of the first page in bold lettering "LENDER'S RESPONSE IS REQUIRED WITHIN FIFTEEN (15) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A MORTGAGE BETWEEN THE UNDERSIGNED AND LENDER". Such Lease, Renewal Lease, amendment or modification shall be deemed approved if simultaneously with such notice Lender receives the Approval Information (hereinafter defined) and Lender shall not have notified Borrower in writing of its disapproval (together with a statement of the grounds of such disapproval) within fifteen (15) Business Days after Lender has received such Lease, Renewal Lease, amendment or modification, as applicable. For purposes of this Section 3.7, the "APPROVAL INFORMATION" shall be the following: (i) a full and complete copy of the document to be approved, (ii) a copy of all written or supporting materials used by Borrower in evaluating the creditworthiness of the proposed tenant or the requested amendment or modification, and (iii) a summary of the economic terms of such proposed Lease or Renewal Lease or of the terms of the amendment or modification.

                  (k) Any termination of a Lease that requires Lender's approval pursuant to Section 3.7(d) shall be sent to Lender in an envelope labeled "PRIORITY" and shall state at the top of the first page in bold lettering "LENDER'S RESPONSE IS REQUIRED WITHIN TEN (10) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A MORTGAGE BETWEEN THE UNDERSIGNED AND LENDER". Such termination request shall be deemed approved if simultaneously with such notice Lender receives a statement from the Borrower setting forth the reasons for such termination and Lender shall not have notified Borrower in writing of its disapproval (together with a statement of the grounds of such disapproval) within ten (10) Business Days after Lender has received such request for termination.

                  Section 3.8 Maintenance of Property. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lender; provided, however, that, Borrower and/or tenants under Leases shall be permitted to make tenant improvements, and/or prepare the premises to be demised for occupancy by a tenant, pursuant to the terms and conditions of Leases approved by Lender or not required to be approved by Lender pursuant to Section 3.7 hereof. Whether or not Net Proceeds (as defined herein) are made available for a Restoration in accordance with Section 4.4 hereof, Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in
Section 3.6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof which would have a material adverse effect on the value or net operating income of the Property; provided, however, Lender shall not withhold its consent to subordinating the lien of this Security Instrument to such private restrictive covenant, or other private restriction which, in Lender's sole discretion, does not have a material adverse effect on the Property. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender; provided, however, Lender's consent shall not be required if (a) a nonconforming use is discontinued or abandoned due to (i) a change in, or termination of, a tenant's use of the demised premises in accordance with the terms and conditions of the related Lease (which Lease exists as of the date hereof or is hereafter approved or not required to be approved by Lender in accordance with Section 3.7 hereof), (ii) the expiration of a Lease in accordance with the terms and conditions of the Lease or (iii) the discontinuance of operation by a tenant pursuant to the terms and conditions of the related Lease (which Lease exists as of the date hereof or is hereafter approved or not required to be approved by Lender in accordance with Section 3.7 hereof), or (b) such discontinuance or abandonment of the nonconforming use will not have a material adverse effect upon the value or the net operating income of the Property.

                  Section 3.9 Waste. Borrower shall not commit any physical waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially and adversely impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

                  Section 3.10 Compliance With Laws. (a) Subject to Borrower's right to contest set forth in Section 3.10(e) hereof, Borrower shall comply, and cause all tenants to comply, with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting the Property or the use thereof ("APPLICABLE LAWS") on or prior to the date required thereby; provided, however, it shall not be an Event of Default hereunder if it is the obligation of a tenant pursuant to the applicable Lease to comply with such Applicable Laws and Borrower promptly after receiving actual notice of any noncompliance with such Applicable Laws commences and diligently pursues its rights against such tenant and causes such tenant to comply with such Applicable Laws within a reasonable time and the failure to comply with the Applicable Laws for such period of time does not (i) impose civil or criminal liability on Borrower or Lender or (ii) materially and adversely effect the Property or Borrower.

                  (b) Borrower shall from time to time, upon Lender's request, provide Lender with evidence reasonably satisfactory to Lender that the Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws or that Borrower is contesting as may be permitted under Section 3.10(e) hereof.

                  (c) Intentionally deleted.

                  (d) Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

                  (e) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the Applicable Laws affecting the Property, provided that (i) if Event of Default has occurred and is continuing, Lender shall consent to any such contest (which consent shall not be unreasonably withheld); (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property; (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower or the Property is subject and shall not constitute a default thereunder; (iv) neither the Property, any part thereof or interest therein, any of the tenants or occupants thereof, nor Borrower shall be affected in any material adverse way as a result of such proceeding; (v) non-compliance with the Applicable Laws shall not impose civil or criminal liability on Borrower or Lender; (vi) Borrower shall have furnished the security as may be required in the proceeding or by Lender (without duplication) to ensure compliance by Borrower with the

Applicable Laws; and (vii) Borrower shall have furnished to Lender all other items reasonably requested by Lender.

                  Section 3.11 Books and Records. (a) Borrower shall keep adequate books and records of account in accordance with generally accepted accounting principles ("GAAP"), consistently applied and furnish to Lender:

                  (i) quarterly certified rent rolls signed and dated by Borrower, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within sixty (60) days after the end of each calendar quarter;

                  (ii) quarterly operating statements of the Property, prepared and certified by Borrower in substantially the same form as previously submitted by Borrower in connection with the closing of the Loan or such other form as may be reasonably acceptable to Lender, detailing the revenues received, the expenses incurred and the net operating income before and after debt service (principal and interest), and major capital improvements for that quarter and containing appropriate year to date information, within sixty (60) days after the end of each calendar quarter;

                  (iii) an audited annual operating statement of the Property detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow in substantially the same form as previously submitted in connection with the closing of the Loan or such other form as may be reasonably acceptable to Lender, prepared and certified by an independent certified public accountant reasonably acceptable to Lender, within one hundred twenty (120) days after the close of each fiscal year of Borrower;

                  (iv) an audited annual balance sheet of Borrower in substantially the same form as previously submitted in connection with the closing of the Loan or such other form as may be reasonably acceptable to Lender, each prepared and certified by an independent certified public accountant reasonably acceptable to Lender, within one hundred twenty (120) days after the close of each fiscal year of Borrower; and

                  (v) an annual operating budget consistent with the annual operating statement described above for the Property, including cash flow projections for the upcoming year, and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each fiscal year.

                  (b) Intentionally Omitted.

                  (c) Borrower shall furnish Lender with such other additional financial or management information as may, from time to time, be reasonably required by Lender in form and substance reasonably satisfactory to Lender.

                  (d) No more than one time per any calendar year, Borrower shall furnish to Lender and its agents, upon reasonable prior notice, convenient facilities during normal business hours for the examination and audit of any such books and records.

                  (e) Any reports, statements or other information required to be delivered under this Security Instrument shall be delivered in paper form and in the event that Lender requires financial statements in connection with
Section 3.11(f) below because the Loan together with any Affiliated Loans (hereinafter defined) equal or exceed twenty percent (20%) of the aggregate principal amount of all mortgage loans included in a Securitization, Borrower shall deliver such reports, statements and other information (i) on a diskette, and (ii) if requested by Lender and within the capabilities of Borrower's data systems without change or modification thereto, in electronic form and prepared using Microsoft Word for Windows or WordPerfect for Windows files (which files may be prepared using a spreadsheet program and saved as word processing files).

                  (f) If requested by Lender, Borrower shall provide Lender with the following financial statements if, at the time a preliminary or final prospectus is being prepared for a public Securitization, it is expected that the principal amount of the Loan together with any Affiliated Loans at the time of the public Securitization may, or if the principal amount of the Loan and any Affiliated Loans at any time during which the Loan is included in a public Securitization does, equal or exceed twenty percent (20%) of the aggregate principal amount of all mortgage loans included or expected to be included, as applicable, in the public Securitization:

                  (i) Not later than forty (40) days after request by Lender, a balance sheet with respect to the Property for the two (2) most recent fiscal years, meeting the requirements of Section 210.3-01 of Regulation S-X of the Securities Act (as defined in the Cooperation Letter) and statements of income and statements of cash flows with respect to the Property for the three most recent fiscal years, meeting the requirements of Section 210.3-02 of Regulation S-X, and, to the extent that such balance sheet is more than one hundred thirty-five
         (135) days old as of the date of the document in which such financial statements are included, interim financial statements of the Property meeting the requirements of Section 210.3-01 and 210.3-02 of Regulation S-X (all of such financial statements, collectively, the "STANDARD STATEMENTS").

                  (ii) Not later than forty (40) days after the end of each fiscal quarter following the date hereof, a balance sheet of the Property as of the end of such fiscal quarter, meeting the requirements of Section 210.3-01 of Regulation S-X, and statements of income and statements of cash flows of the Property for the period commencing following the last day of the most recent fiscal year and ending on the date of such balance sheet and for the corresponding period of the most recent fiscal year, meeting the requirements of Section 210.3-02 of Regulation S-X.

                  (iii) Not later than eighty-five (85) days after the end of each fiscal year following the date hereof, a balance sheet of the Property as of the end of such fiscal year, meeting the requirements of
         Section 210.3-01 of Regulation S-X, and statements of income and statements of cash flows of the Property for such fiscal year, meeting the requirements of Section 210.3-02 of Regulation S-X.

                  (iv) Within ten (10) Business Days after notice from the Lender in connection with the public Securitization of this Loan, such additional financial statements, such that, as of the date (each an "OFFERING DOCUMENT DATE") of each Disclosure Document, Borrower shall have provided Lender with all financial statements as described in Subsection 3.11(f)(i); provided that the fiscal year and interim periods for which such financial statements shall be provided shall be determined as of such Offering Document Date.

                  (g) If requested by Lender, Borrower shall provide Lender, promptly upon request, with summaries of the financial statements referred to in
Section 3.11(f) hereof if, at the time a preliminary or final prospectus is being prepared for a public Securitization, it is expected that the principal amount of the Loan and any Affiliated Loans at the time of public Securitization may, or if the principal amount of the Loan and any Affiliated Loans at any time during which the Loan and any Affiliated Loans are included in a public Securitization does, equal or exceed ten percent (10%) (but is less than twenty percent (20%)) of the aggregate principal amount of all mortgage loans included or expected to be included, as applicable, in a public Securitization. Such summaries shall meet the requirements for "summarized financial information," as defined in Section 210.1-02(bb) of Regulation S-X or such other requirements as may be determined to be necessary or appropriate by Lender.

                  (h) All financial statements provided by Borrower hereunder pursuant to Section 3.11(f) and (g) hereof shall be prepared in accordance with GAAP, and shall meet the requirements of Regulation S-X and other applicable legal requirements. All financial statements referred to in Subsections 3.11(f)(i) and 3.11(f)(iii) above shall be audited by (i) a "Big Six" accounting firm or (ii) other nationally recognized independent accountants acceptable to Lender, in accordance with Regulation S-X and all other applicable legal requirements, shall be accompanied by the manually executed report of the independent accountants thereon, which report shall meet the requirements of Regulation S-X and all other applicable legal requirements, and shall be further accompanied by a manually executed written consent of the independent accountants, in form and substance acceptable to Lender, to the inclusion of such financial statements in any Disclosure Document (as defined in the Cooperation Letter) and any Exchange Act Filing and to the use of the name of such independent accountants and the reference to such independent accountants as "experts" in any Disclosure Document and Exchange Act Filing (as defined below), all of which shall be provided at the same time as the related financial statements are required to be provided. All financial statements (audited or unaudited) provided by Borrower under this Section 3.11 shall be certified by the chief financial officer or administrative member of Borrower, which certification shall state that such financial statements meet the requirements set forth in the first sentence of this Section 3.11(h).

                  (i) If requested by Lender, Borrower shall provide Lender, promptly upon request, with any other or additional financial statements, or financial, statistical or operating information, as required pursuant to Regulation S-X or any amendment, modification or replacement thereto or other legal requirements in connection with any Disclosure Document or any filing under or pursuant to the Exchange Act in connection with or relating to a public Securitization (hereinafter an "EXCHANGE ACT FILING") or as shall otherwise be reasonably requested by the Lender.

                  (j) In the event Lender determines, in connection with a Securitization, that the financial statements required in order to comply with Regulation S-X or other legal requirements are other than as provided herein, then notwithstanding the provisions of Section 3.11(f), (g) and (h) hereof, Lender may request, and Borrower shall promptly provide, Standard Statements or such other financial statements as Lender reasonably determines to be necessary or appropriate for such compliance.

                  (k) The term "AFFILIATED LOAN" shall mean any loan made by Lender to a parent, subsidiary or such other entity affiliated with Borrower, any Indemnitor or any Guarantor (hereinafter defined).

                  Section 3.12 Payment For Labor and Materials. Except for trade payables in the ordinary course of business which are subject to the provisions of Section 4.3(g) hereof, Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof (after the expiration of any applicable grace periods) in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof and the Permitted Exceptions (defined below); provided, however, after prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal, administrative or other proceeding promptly initiated and conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any bill or cost or lien thereof provided that (a) if an Event of Default has occurred and is continuing, Lender shall consent to any such contest (which consent shall not be unreasonably withheld),
(b) such proceeding shall suspend the collection thereof from Borrower, Lender and the Property, (c) if required by Lender, and not otherwise deposited with the title company insuring the lien of this Security Instrument or the court having jurisdiction over such proceeding as required thereby, the deposit with Lender of adequate reserves in an amount not less than Borrower's obligations being contested and any additional interest, charge or penalty arising from such contest, (d) neither the Property nor any part thereof or interest therein would be in any imminent danger of being sold, forfeited or lost, (e) in the case of any instrument of record affecting the Property or any part thereof, the contest or failure to perform under any such instrument shall not result in the placing of any lien on the Property or any part thereof unless such lien is bonded by Borrower in an amount not less than the amount of the lien or such other amount as may be reasonably -required by Lender and (f) except to the extent Borrower has deposited sufficient security pursuant to clause (c), neither the failure to pay or perform any obligation which Borrower is permitted to contest under this
Section 3.12 nor an adverse determination of any such contest shall result in a material adverse effect on the value or operation of the Property or any part or interest therein. If a negotiated settlement of any tax liability or other claim being contested pursuant to this Section 3.12 has been agreed upon by the applicable parties or a court of competent jurisdiction has issued a non-appealable order determining the amount of the tax liability or claim being contested, Lender shall release any funds held with respect to such tax liability or claim to the applicable taxing authority or claimant, as applicable, and any remaining funds to the Borrower provided that (i) Borrower delivers a certificate from an officer directing Lender to pay the amount specified in the settlement or order, in each case with a copy of the settlement or order attached and (ii) no Event of Default has occurred and is then continuing under the Note, this Security Instrument or the Other Security Documents.

                  Section 3.13 Performance of Other Agreements. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument (including, without limitation, the COREA) affecting or pertaining to the Property, or given by Borrower to Lender for the purpose of further securing an obligation secured hereby and any amendments, modifications or changes thereto.

                  Section 3.14 Alterations. Borrower shall obtain Lender's prior written consent, which consent shall not be unreasonably withheld or delayed, to any alterations to the Improvements that may have a material adverse effect on Borrower's financial condition, the use, operation or value of the Property or the net operating income with respect to the Property, other than (a) tenant improvement work performed pursuant to the terms of any Lease executed on or before the date hereof or approved by Lender after the date hereof, (b) tenant improvement work performed pursuant to the terms and provisions of a Lease executed after the date hereof for which the approval of Lender is not required, or Lender's approval is deemed given, and such improvement does not adversely affect any structural component of any Improvements, any utility or HVAC system contained in any Improvements or the exterior of any building constituting a part of any Improvements, or (c) alterations performed in connection with the restoration of the Property after the occurrence of a casualty or condemnation in accordance with the terms and provisions of this Security Instrument. Any approval by Lender of the plans, specifications, or working drawings for alterations of the Property shall not create responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Laws. Lender may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person reasonably acceptable to Lender. If the total unpaid amounts due and payable with respect to alterations to the Improvements (other than such tenant improvement amounts set forth under the Leases which have been approved by Lender or other amounts for tenant improvements contained in a Lease not requiring approval or deemed approved if there is submitted to Lender for approval the terms and provisions of the Lease pertaining to such tenant improvement) shall at any time exceed Seven Million and 00/100 Dollars ($7,000,000.00) (the "THRESHOLD AMOUNT"), Borrower shall promptly deliver to Lender as security for the payment of such amounts and as additional security for Borrower's obligations under the Loan Documents any of the following: (i) cash, (ii) U.S. Treasury securities, (iii) other securities having a rating acceptable to Lender or that the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization (as defined herein) or if a Securitization has not occurred, any ratings to be assigned in connection with a Securitization, (iv) a completion bond and performance bond or (v) a Letter of Credit (hereinafter defined). Such security shall be in an amount equal to the excess of the total unpaid amounts with respect to alterations to the Improvements (other than such amounts to be paid or reimbursed by tenants under the Leases) over the Threshold Amount (the "EXCESS AMOUNT") and shall be reduced from time to time upon Borrower's request as the Excess Amount decreases as determined in the reasonable discretion of Lender.

                  Section 3.15 Non-Consolidation Opinion. Borrower has complied and will comply with each of the assumptions made with respect to its single purpose, bankruptcy remote nature as set forth in that certain substantive non-consolidation opinion letter, dated the date hereof, and the certificates contained in any Borrower's certificate referenced therein, delivered by Borrower's counsel in connection with the Loan and any subsequent non-consolidation opinion delivered in accordance with the terms and conditions of this Security Instrument or the Cooperation Letter (hereinafter defined) (the "NON-CONSOLIDATION OPINION"), including, but not limited to, any exhibits attached thereto. Each entity other than Borrower (excluding Lender parties) with respect to which an assumption is made in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, has complied and will comply with each of the assumptions made with respect to it in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto.

                  Section 3.16 Management. (a) The management agreement, dated as of May 31, 2001 (the "MANAGEMENT AGREEMENT"), between Borrower and Vornado Management Corp., or any wholly owned subsidiary of Vornado Realty L.P. (collectively, "MANAGER") pursuant to which Manager operates the Property is in full force and effect and there is no default or violation by any party thereunder. The fee due under the Management Agreement, are subordinate to this Security Instrument. Borrower shall not terminate, cancel, modify any of the material or monetary terms of the Management Agreement, or renew or extend (except automatic annual extensions pursuant to the terms and conditions contained therein) the Management Agreement, or enter into any agreement for the management of the Property without the express written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed. The Property shall at all times be managed by Manager or a Qualified Manager (hereinafter defined). Borrower shall maintain the Management Agreement, or any replacement management agreement for the operation of the Property, in full force and effect, or promptly enter into a new management agreement with a Qualified Manager, if the previous management agreement is not in full force and effect. Borrower shall timely perform all of Borrower's material obligations thereunder and enforce performance of all material obligations of Manager or Qualified Manager, as applicable, thereunder. Borrower will enter into and cause Manager, as well as any subsequent Qualified Manager, to enter into an assignment and subordination of such Management Agreement, or any replacement management agreement, in form reasonably satisfactory to Lender. "QUALIFIED MANAGER" shall mean a property manager (i) that on the date of determination manages (for itself, for affiliates or for third party owners) no less than Five Million (5,000,000) square feet in the aggregate (exclusive of the Property) which are retail properties similar in type to the Property, (ii) that is consented to by Lender, such consent not to be unreasonably withheld or delayed, if the change in manager occurs at a time when the Loan is not subject to a Securitization, and (iii) for which Borrower delivers evidence in writing from the applicable Rating Agencies to the effect that such new manager, taken alone, will not result in a downgrade, withdrawal or qualification of the respective ratings then in effect for any Securities issued in connection with a Securitization, if a change in manager occurs at a time when the Loan is subject to a Securitization.

                  (b) Borrower has delivered to Lender a letter agreement dated May, 2001 (together with any replacement parking management agreement, the "PARKING MANAGEMENT AGREEMENT"), from Central Parking Corporation (together with any replacement parking manager, the "PARKING MANAGER") pursuant to which Parking Manager confirms that it is operating the parking garage at the Property on month to month basis pursuant to the terms of an expired agreement. Borrower shall use commercially reasonable efforts to enter into a replacement parking management agreement for the operation of the Property as soon as practicable. Such replacement Parking Management Agreement shall be on commercially reasonable terms. Borrower covenants and agrees to cause the parking facilities at the Property to be operated in a commercially reasonable manner. In connection with any new Parking Management Agreement, Borrower will cause Parking Manager to enter into an assignment of such new Parking Management Agreement, in form reasonably satisfactory to Lender.

                  Section 3.17 Additional Collateral/Letter of Credit. (a) The following terms shall have the ascribed meaning:

                  (1) "LETTER OF CREDIT" shall mean an irrevocable, unconditional, transferable, clean sight draft letter of credit in favor of Lender and entitling Lender to draw thereon in New York, New York, issued by a domestic Approved Bank or the U.S. agency or branch of a foreign Approved Bank, or if there are no domestic banks or financial institutions with an office in New York, New York which qualify as an Approved Bank or U.S. agencies or branches of a foreign bank or financial institution with an office in New York, New York which qualifies as an Approved Bank then issuing letters of credit, then such letter of credit may be issued by any domestic bank with a long term unsecured debt rating that is the highest such rating then given by each of the Rating Agencies to a domestic commercial bank. The terms and provisions of any Letter of Credit delivered hereunder shall be acceptable to Lender in all respects.

                  (2) "APPROVED BANK" shall mean (A) First Union National Bank (but only for so long as First Union maintains a credit rating of "A" or better) and (B) a bank that (A) satisfies the Rating Criteria, and
         (B) is insured by the Federal Deposit Insurance Corporation.

                  (3) "DEBT SERVICE COVERAGE RATIO" or "DSCR" shall mean for the applicable period a ratio the numerator of which is the NOI (as defined below) for the Property and the denominator is the Debt Service (defined below) that would be payable under the Note for the applicable period, which ratio shall be calculated by Lender with adjustments pursuant to Lender's customary underwriting standards.

                  (4) "NOI" shall mean, with respect to the Property, for any given period the Gross Income (defined below) derived from the operation of the Property, less Expenses (defined below) attributable to the Property for such period, as more particularly described on the operating statements for the Property delivered by Borrower to Lender pursuant to this Security Instrument.

                  (5) "GROSS INCOME" as used herein shall mean all current income (on an annual basis) of a recurring nature, computed in accordance with GAAP, derived from the ownership and operation of the Property from whatever source, including, without limitation, Rents (with respect to Leases in place at the time of such calculation, adjusted for Vacancy Rate (defined below)), utility charges, escalations, forfeited security deposits, service fees or charges, license fees, laundry or concession income, parking fees, and other required pass-throughs, but excluding interest on credit accounts, sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any government or governmental agency, refunds and uncollectible accounts, non-forfeited tenant security deposits, sales of furniture, fixtures and equipment, proceeds of casualty insurance and condemnation awards (other than business interruption or other loss of income insurance), and any disbursements to Borrower from the Escrow Fund, the Replacement Reserve, if applicable, or any other escrow fund established by this Security Instrument or the Other Security Documents, with such adjustment as Lender deems reasonable and consistent with its then current underwriting practice used for loans of a size and nature similar to the Loan.

                  (6) "EXPENSES" as used herein shall mean on a trailing twelve
         (12) month basis the sum of (a) the total of all expenditures, computed in accordance with GAAP, of whatever kind relating to the operation, maintenance and management of the Property that are incurred on a regular monthly or other periodic basis including without limitation, utilities, ordinary repairs and maintenance, insurance, license fees, Taxes and Other Charges, advertising expenses, accounting expenses, professional fees, management fees pursuant to a written management agreement providing for fees not exceeding market and approved by Lender, but in no event less than four percent (4%) of Gross Income, wages, benefits, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Lender and other similar costs, but excluding depreciation, amortization, and scheduled principal and interest payments under the Note and payments or contributions to the Escrow Fund, (b) contributions to the Replacement Reserve, and (c) normalized tenant improvement costs and leasing commissions in the aggregate amount equal to $725,000 per year, with such adjustment as Lender deems reasonable and consistent with its then current underwriting practice used for loans of a size and nature similar to the Loan.

                  (7) "DEBT SERVICE" as used herein shall mean, for any given period during the term of the Loan, an amount equal to payments of principal and interest based upon an assumed constant rate of nine percent (9%) per annum."

                  (8) "RATING CRITERIA" with respect to any Person, shall mean the long term unsecured debt obligations which are rated at least "AA" by Standard & Poor's Ratings Group and Fitch, Inc. and "Aa2" by Moody's Investors Service, Inc., in the case of accounts in which funds are held for more than thirty (30) days.

                  (9) "VACANCY RATE" shall mean the greatest of (i) a tenant vacancy rate of 5%, (ii) the actual vacancy rate at the Property or
         (iii) the market vacancy rate as reasonably determined by Lender and supported by Lender with appropriate market evidence.

                  (b) On the date hereof, as additional security for the Debt, Borrower shall deliver and shall maintain in accordance with the requirements set forth in this Section 3.17 a Letter of Credit or cash (the "ADDITIONAL COLLATERAL") in an amount equal to $4,000,000.00. Lender shall have the right (but not the obligation) to draw on the Additional Collateral in whole or in part and apply the proceeds thereof to the Debt in such order and proportion as Lender may elect in its sole discretion after the occurrence and during the continuance of an Event of Default and as otherwise provided in this Section 3.17.

                  (c) Provided (i) no Event of Default has occurred and is continuing, and (ii) tenant occupancy of the Property is no less than ninety-two (92%) percent of economic and physical occupancy, upon thirty (30) days' notice (not exercised more frequently than once every six (6) months), Borrower may seek a reduction and/or release of the Additional Collateral. The Additional Collateral may be reduced and/or released in an amount equal to the result of the following: (i) Lender shall determine the NOI and determine the amount of a loan that the Property would support based on such NOI, a constant debt service rate of nine percent (9%) per annum and assuming a DSCR of 1.20 to 1 is satisfied (the "HYPOTHETICAL LOAN AMOUNT"), (ii) the Hypothetical Loan Amount will then be deducted from the original principal balance of the Loan (the "REDUCED AC AMOUNT"), (iii) if the Reduced AC Amount is equal to or less than zero, the Additional Collateral will be returned to the Borrower, (iv) if the Reduced AC Amount is equal to or greater than zero and less than the then existing amount of the Additional Collateral, the Additional Collateral will be reduced by Lender to an amount equal to the Reduced AC Amount and (v) if the Reduced AC Amount is equal to or greater than the Additional Collateral, no release and/or reductions will be made. A reduction in the amount of the Additional Collateral may be accomplished, in the case of a Letter of Credit, by a replacement of the existing Letter of Credit with a new Letter of Credit in the applicable amount or by an amendment to the existing Letter of Credit, reducing the amount of such Letter of Credit to the applicable amount. At the time of any request by Borrower for a reduction in the Additional Collateral, Borrower shall deliver any and all financial or other information concerning the Property (including, but not limited to, operating statements for the immediately preceding twelve (12) months) as may be requested by Lender in order to make the computations required under this Section 3.17(c). A release and/or reduction in the Additional Collateral, at the request of Lender, shall also be subject to confirmation from the applicable Rating Agencies that such release or reduction, taken alone, shall not result in a downgrade, qualification or withdrawal of any current rating assigned or to be assigned in a Securitization.

                  (d) In addition to any other right Lender may have to draw upon a Letter of Credit pursuant to the terms and conditions of this Section 3.17, Lender shall have the additional rights to draw in full upon a Letter of
Credit: (i) if Lender has not received at least thirty (30) days prior to the date on which the then outstanding Letter of Credit is scheduled to expire, a notice from the issuing bank that it has renewed the applicable Letter of Credit and Borrower fails to deliver a replacement Letter of Credit within fifteen (15) days prior to the date on which the outstanding Letter of Credit is scheduled to expire; (ii) upon receipt of notice from the issuing bank that the applicable Letter of Credit will be terminated; and (iii) thirty (30) days after Lender has received notice and given notice to the Borrower that the bank issuing the applicable Letter of Credit shall cease to be an Approved Bank and such Letter of Credit is not replaced prior to the expiration of such thirty (30) days.

                  (e) In the event that Lender draws upon a Letter of Credit in accordance with the provisions of this section, any and all such amounts not otherwise expended by Lender shall be held by Lender as cash collateral in an interest bearing account established and maintained by Lender and Lender shall be entitled to draw upon and apply such proceeds at the time and in the manner provided in this Security Instrument or the Other Security Documents for draws upon the applicable Letter of Credit. Notwithstanding anything to the contrary contained herein, Lender is not obligated to draw on a Letter of Credit upon the happening of an event specified in this section and shall not be liable for any losses sustained by Borrower due to the insolvency of the bank issuing a Letter of Credit if Lender has not drawn on the Letter of Credit. The Letter of Credit shall be for a term of not less than one (1) year and provide that such term shall be automatically extended for an additional one year term from the expiration of such initial term and from the expiration of each future term thereafter unless Lender has received thirty (30) days prior written notice that the issuer of the Letter of Credit does not elect to extend such term.

                  Section 3.18 Ground Lease. Kings LLC shall (a) pay all rents, additional rents and other sums required to be paid by Kings LLC, as tenant under and pursuant to the provisions of the Ground Lease as and when such rent or other charge is payable beyond applicable notice and cure periods, (b) diligently perform and observe all of the terms, covenants and conditions of the Ground Lease on the part of Kings LLC, as tenant thereunder, to be performed and observed prior to the expiration of any applicable grace period therein provided, and (c) promptly notify Lender of the giving of any notice by the ground lessor to Kings LLC of any default by Kings LLC in the performance or observance of any of the terms, covenants or conditions of the Ground Lease on the part of Kings LLC, as tenant thereunder, to be performed or observed and deliver to Lender a true copy of each such notice. Kings LLC shall not, without the prior consent of Lender, surrender the leasehold estate created by the Ground Lease or terminate or cancel the Ground Lease or modify, change, supplement, alter or amend the Ground Lease, in any respect, either orally or in writing, and Kings LLC hereby assigns to Lender, as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of the Note, this Security Instrument and the Other Security Documents, all of the rights, privileges and prerogatives of Kings LLC, as tenant under the Ground Lease, to surrender the leasehold estate created by the Ground Lease or to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, and any such surrender of the leasehold estate created by the Ground Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior consent of Lender shall be void and of no force and effect. Notwithstanding the foregoing, Lender agrees that Lender will not unreasonably withhold its consent to a request by Borrower for an amendment to the Ground Lease which would allow the use of a waterfront restaurant on currently vacate land demised under the Ground Lease, provided that the parking spaces for the Property are not be reduced by the use of such land as a restaurant and the Property would not otherwise be materially and adversely affected by such change in use. If Kings LLC shall default beyond applicable notice and cure periods in the performance or observance of any term, covenant or condition of the Ground Lease on the part of Kings LLC, as tenant thereunder, to be performed or observed, then, without limiting the generality of the other provisions of the Note, this Security Instrument and the Other Security Documents, and without waiving or releasing Kings LLC from any of its obligations hereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground Lease on the part of Kings LLC, as tenant thereunder, to be performed or observed or to be promptly performed or observed on behalf of Kings LLC, to the end that the rights of Kings LLC in, to and under the Ground Lease shall be kept unimpaired and free from default, even though the existence of such event of default or the nature thereof be questioned or denied by Kings LLC or by any party on behalf of Kings LLC. If Lender shall make any payment or perform any act or take action in accordance with the preceding sentence,

Lender will notify Kings LLC of the making of any such payment, the performance of any such act, or the taking of any such action. In any such event, subject to the rights of tenants, subtenants and other occupants under the Leases, Lender and any person designated by Lender shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of taking any such action. Lender may pay and expend such sums of money as Lender deems necessary for any such purpose and upon so doing shall be subrogated to any and all rights of the ground lessor. Kings LLC hereby agrees to pay to Lender immediately and without demand, all such sums so paid and expended by Lender, together with interest thereon from the day of such payment at the Default Rate. All sums so paid and expended by Lender and the interest thereon shall be secured by the legal operation and effect of this Security Instrument. If the ground lessor shall deliver to Lender a copy of any notice of default sent by said ground lessor to Kings LLC, as tenant under the Ground Lease, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon and in accordance with the provisions hereof. Kings LLC shall exercise each individual option, if any, to extend or renew the term of the Ground Lease upon demand by Lender made at any time within one (1) year of the last day upon which any such option may be exercised, and Kings LLC hereby expressly authorizes and appointed Lender its attorney-in-fact to exercise (in the event Kings LLC fails to properly or timely do so) any such option in the name of and upon behalf of Kings LLC, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest. Kings LLC will not subordinate or consent to the subordination of the Ground Lease to any mortgage, security deed, lease or other interest on or in the ground lessor's interest in all or any part of the Property, unless, in each such case, the written consent of Lender shall have been first had and obtained.

                  Section 3.19 Ground Lease Escrow Fund. On the date hereof and on the tenth day of each calendar month hereafter, Borrower shall pay to Lender an amount equal to one-twelfth of the annual amount of all rent and any and all other charges which may be due by Borrower under the Ground Lease during the following month in order to accumulate with Lender sufficient funds to pay all sums payable under the Ground Lease at least ten (10) Business Days prior to the date due (said amounts, hereinafter, the "GROUND LEASE ESCROW FUND"). Lender shall apply the Ground Lease Escrow Fund to payments of rent due under the Ground Lease prior to the delinquency thereof. The amount of such deposits by Borrower to the Ground Lease Escrow Fund may be increased by Lender in the amount Lender deems is necessary in it reasonable discretion based on any increases in the rent or other charges due under the Ground Lease.

                  Section 3.20 No Merger of Fee and Leasehold Estates; Releases. So long as any portion of the Debt shall remain unpaid, unless Lender shall otherwise consent, the fee title to the Property and the leasehold estate therein created pursuant to the provisions of the Ground Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Borrower, Lender, or in any other person by purchase, operation of law or otherwise. Lender reserves the right, at any time, to release portions of the Property, including, but not limited to, the leasehold estate created by the Ground Lease, with or without consideration, at Lender's election, without waiving or affecting any of its rights hereunder or under the Note or the Other Security Documents and any such release shall not affect Lender's rights in connection with the portion of the Property not so released.

                  Section 3.21 Kings LLC's Acquisition of Fee Estate. In the event that Kings LLC, so long as any portion of the Debt remains unpaid, shall be the owner and holder of the fee title to the City Leased Land, the lien of this Security Instrument shall be spread to cover Kings LLC's fee title to the City Leased Land and said fee title shall be deemed to be included in the Property. Kings LLC agrees, at its sole cost and expense, including without limitation Lender's reasonable attorneys' fees, to (a) execute any and all documents or instruments necessary to subject its fee title to the City Leased Land to the lien of this Security Instrument; and (b) provide a title insurance policy (in an amount equal to the fair market value of the City Leased Land based on an appraisal to be delivered by Borrower to Lender) which shall insure that the lien of this Security Instrument is a first lien on Kings LLC's fee title to the City Leased Land. Notwithstanding the foregoing, if the Ground Lease is for any reason whatsoever terminated prior to the natural expiration of its term, and if, pursuant to any provisions of the Ground Lease or otherwise, Lender or its designee shall acquire from the ground lessor thereunder another lease of the City Leased Land, Kings LLC shall have no right, title or interest in or to such other lease or the leasehold estate created thereby.

                  Section 3.22 Rejection of the Ground Lease. (a) If the Ground Lease is terminated for any reason in the event of the rejection or disaffirmance of the Ground Lease pursuant to the Bankruptcy Code, or any other law affecting creditor's rights, (i) the Borrower, immediately after obtaining notice thereof, shall give notice thereof to Lender, (ii) Borrower, without the prior written consent of Lender, shall not elect to treat the Ground Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code or any comparable federal or state statute or law, and any election by Borrower made without such consent shall be void and (iii) this Security Instrument and the Other Security Documents and all the liens, terms, covenants and conditions of this Security Instrument and the Other Security Documents hereby extends to and covers Borrower's possessory rights under Section 365(h) of the Bankruptcy Code and to any claim for damages due to the rejection of the Ground Lease or other termination of the Ground Lease. In addition, Borrower hereby assigns irrevocably to Lender, Borrower's rights to treat the Ground Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code and to offset rents under such Ground Lease in the event any case, proceeding or other action is commenced by or against the Ground Lessor under the Bankruptcy Code or any comparable federal or state statute or law, provided that Lender shall not exercise such rights and shall permit Borrower to exercise such rights with the prior written consent of Lender, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing.

                  (b) Borrower hereby assigns to Lender, Borrower's right to reject the Ground Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Borrower under the Bankruptcy Code or comparable federal or state statute or law. Further, if Borrower shall desire to so reject the Ground Lease, at Lender's request, Borrower shall assign its interest in the Ground Lease to Lender in lieu of rejecting such Ground Lease as described above, upon receipt by Borrower of written notice from Lender of such request together with Lender's agreement to cure any existing defaults of Borrower under such Ground Lease.

                  (c) Borrower hereby assigns to lender, Borrower's right to seek an extension of the sixty (60) day period within which Borrower must accept or reject the Ground Lease under

Section 365 of the Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Borrower under the Bankruptcy Code or comparable federal or state statute or law. Further, if Borrower shall desire to so reject the Ground Lease, at Lender's request, Borrower shall assign its interest in the Ground Lease to Lender in lieu of rejecting such Ground Lease as described above, upon receipt by Borrower of written notice from Lender of such request together with Lender's agreement to cure any existing defaults of Borrower under such Ground Lease.

                  (d) Borrower hereby agrees that if the Ground Lease is terminated for any reason in the event of the rejection or disaffirmance of the Ground Lease pursuant to the Bankruptcy Code or any other law affecting creditor's rights, any property not removed by the Borrower as permitted or required by the Ground Lease, shall at the option of Lender be deemed abandoned by Borrower, provided that Lender may remove any such property required to be removed by Borrower pursuant to the Ground Lease and all costs and expenses associated with such removal shall be paid by Borrower within five (5) days of receipt by Borrower of an invoice for such removal costs and expenses.

                  Section 3.23 Subleases. Borrower shall be permitted to sublet any portion of the City Leased Land without prior written consent of Lender provided such sublease is permitted (or with the consent of the ground lessor) under the Ground Lease and otherwise complies with Section 3.7. Borrower may also replace the existing garage management agreement with a sublease to a garage operator at market rates provided same is permitted or with the consent of the ground lessor under the Ground Lease. Each such Lender-approved sublease hereafter made shall provide that (a) in the event of any action for the foreclosure of this Security Instrument, the sublease shall not terminate or be terminable by the subtenant by reason of the foreclosure of this Security Instrument unless the subtenant is specifically named and joined in any such action and unless a judgment is obtained therein against the subtenant, and (b) the subtenant shall attorn to the Lender or to the purchaser at the sale of the Property on such foreclosure, as the case may be.

                  Section 3.24 Principal Place of Business; State of Organization. Borrower shall not change its principal place of business as set forth in the introductory paragraph hereof without thirty (30) days prior written notice. Borrower shall not change the place of its organization as set forth in Subsection 5.22 without the consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed. Upon Lender's request, Borrower shall execute and deliver additional financing statements, security agreements and other instruments which may be necessary to effectively evidence or perfect Lender's security interest in the Property as a result of such change of principal place of business or place of organization.

                  Section 3.25 Overhang Lease. (a) Plaza LLC shall (i) pay all rents, additional rents and other sums required to be paid by Plaza LLC, as tenant under and pursuant to the provisions of the Overhang Lease as and when such rent or other charge is payable beyond applicable notice and cure periods,
(ii) diligently perform and observe all of the material terms, covenants and conditions of the Overhang Lease on the part of Plaza LLC, as tenant thereunder, to be performed and observed prior to the expiration of any applicable grace period therein provided, and (iii) promptly notify Lender of the giving of any notice by the ground lessor to Plaza LLC of any default by Plaza LLC in the performance or observance of any of the terms, covenants or conditions of the Overhang Lease on the part of Plaza LLC, as tenant thereunder, to be performed or observed and deliver to Lender a true copy of each such notice. Plaza LLC shall not, without the prior consent of Lender, surrender the leasehold estate created by the Overhang Lease or terminate or cancel the Overhang Lease or materially modify, change, supplement, alter or amend the Overhang Lease, in any respect, either orally or in writing, and Plaza LLC hereby assigns to Lender, as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of the Note, this Security Instrument and the Other Security Documents, all of the rights, privileges and prerogatives of Plaza LLC, as tenant under the Overhang Lease, to surrender the leasehold estate created by the Overhang Lease or to terminate, cancel, or so modify, change, supplement, alter or amend the Overhang Lease, and any such surrender of the leasehold estate created by the Overhang Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Overhang Lease without the prior consent of Lender shall be void and of no force and effect. If Plaza LLC shall default beyond applicable notice and cure periods in the performance or observance of any term, covenant or condition of the Overhang Lease on the part of Plaza LLC, as tenant thereunder, to be performed or observed, then, without limiting the generality of the other provisions of the Note, this Security Instrument and the Other Security Documents, and without waiving or releasing Plaza LLC from any of its obligations hereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Overhang Lease on the part of Plaza LLC, as tenant thereunder, to be performed or observed or to be promptly performed or observed on behalf of Plaza LLC, to the end that the rights of Plaza LLC in, to and under the Overhang Lease shall be kept unimpaired and free from default, even though the existence of such event of default or the nature thereof be questioned or denied by Plaza LLC or by any party on behalf of Plaza LLC. If Lender shall make any payment or perform any act or take action in accordance with the preceding sentence, Lender will notify Plaza LLC of the making of any such payment, the performance of any such act, or the taking of any such action. In any such event, subject to the rights of tenants, subtenants and other occupants under the Leases, Lender and any person designated by Lender shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of taking any such action. Lender may pay and expend such sums of money as Lender deems reasonably necessary for any such purpose and upon so doing shall be subrogated to any and all rights of the ground lessor. Plaza LLC hereby agrees to pay to Lender immediately and without demand, all such sums so paid and expended by Lender, together with interest thereon from the day of such payment at the Default Rate. All sums so paid and expended by Lender and the interest thereon shall be secured by the legal operation and effect of this Security Instrument. If the ground lessor shall deliver to Lender a copy of any notice of default sent by said lessor to Plaza LLC, as tenant under the Overhang Lease, such notice absent additional material information in the possession of Lender shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon and in accordance with the provisions hereof. Plaza LLC will not subordinate or consent to the subordination of the Overhang Lease to any mortgage, security deed, lease or other interest on or in the lessor's interest in all or any part of the Property, unless, in each such case, the written consent of Lender shall have been first had and obtained.

                  (b) So long as any portion of the Debt shall remain unpaid, unless Lender shall otherwise consent, the fee title to the Property and the leasehold estate therein created pursuant to the provisions of the Overhang Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Borrower, Lender, or in any other person by purchase, operation of law or otherwise. Lender reserves the right, at any time, to release portions of the Property, including, but not limited to, the leasehold estate created by the Overhang Lease, with or without consideration, at Lender's election, without waiving or affecting any of its rights hereunder or under the Note or the Other Security Documents and any such release shall not affect Lender's rights in connection with the portion of the Property not so released.

                  (c) In the event that Plaza LLC, so long as any portion of the Debt remains unpaid, shall be the owner and holder of the fee title to the Overhang Leased Land, the lien of this Security Instrument shall be spread to cover Plaza LLC's fee title to the Overhang Leased Land and said fee title shall be deemed to be included in the Property. Plaza LLC agrees, at its sole cost and expense, including without limitation Lender's reasonable attorneys' fees, to
(a) execute any and all documents or instruments necessary to subject its fee title to the Overhang Leased Land to the lien of this Security Instrument; and
(b) provide a title insurance policy (in an amount equal to the fair market value of the Overhang Leased Land based on an appraisal to be delivered by Borrower to Lender) which shall insure that the lien of this Security Instrument is a first lien on Plaza LLC's fee title to the Overhang Leased Land. Notwithstanding the foregoing, if the Overhang Lease is for any reason whatsoever terminated prior to the natural expiration of its term, and if, pursuant to any provisions of the Overhang Lease or otherwise, Lender or its designee shall acquire from the lessor thereunder another lease of the Overhang Leased Land, Plaza LLC shall have no right, title or interest in or to such other lease or the leasehold estate created thereby.

                  (d) If the Overhang Lease is terminated for any reason in the event of the rejection or disaffirmance of the Overhang Lease pursuant to the Bankruptcy Code, or any other law affecting creditor's rights, (i) the Borrower, immediately after obtaining notice thereof, shall give notice thereof to Lender,
(ii) Borrower, without the prior written consent of Lender, shall not elect to treat the Overhang Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code or any comparable federal or state statute or law, and any election by Borrower made without such consent shall be void and (iii) this Security Instrument and the Other Security Documents and all the liens, terms, covenants and conditions of this Security Instrument and the Other Security Documents hereby extends to and covers Borrower's possessory rights under
Section 365(h) of the Bankruptcy Code and to any claim for damages due to the rejection of the Overhang Lease or other termination of the Overhang Lease. In addition, Borrower hereby assigns irrevocably to Lender, Borrower's rights to treat the Overhang Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code and to offset rents under such Overhang Lease in the event any case, proceeding or other action is commenced by or against the Ground Lessor under the Bankruptcy Code or any comparable federal or state statute or law, provided that Lender shall not exercise such rights and shall permit Borrower to exercise such rights with the prior written consent of Lender, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing.

                  (e) Borrower hereby assigns to Lender, Borrower's right to reject the Overhang Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Borrower under the Bankruptcy Code or comparable federal or state statute or law. Further, if Borrower shall desire to so reject the Overhang Lease, at Lender's request, Borrower shall assign its interest in the Overhang Lease to Lender in lieu of rejecting such Overhang Lease as described above, upon receipt by Borrower of written notice from Lender of such request together with Lender's agreement to cure any existing defaults of Borrower under such Overhang Lease. Borrower hereby assigns to lender, Borrower's right to seek an extension of the sixty (60) day period within which Borrower must accept or reject the Overhang Lease under Section 365 of the Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Borrower under the Bankruptcy Code or comparable federal or state statute or law. Further, if Borrower shall desire to so reject the Overhang Lease, at Lender's request, Borrower shall assign its interest in the Overhang Lease to Lender in lieu of rejecting such Overhang Lease as described above, upon receipt by Borrower of written notice from Lender of such request together with Lender's agreement to cure any existing defaults of Borrower under such Overhang Lease. Borrower hereby agrees that if the Overhang Lease is terminated for any reason in the event of the rejection or disaffirmance of the Overhang Lease pursuant to the Bankruptcy Code or any other law affecting creditor's rights, any property not removed by the Borrower as permitted or required by the Overhang Lease, shall at the option of Lender be deemed abandoned by Borrower, provided that Lender may remove any such property required to be removed by Borrower pursuant to the Overhang Lease and all costs and expenses associated with such removal shall be paid by Borrower within five (5) days of receipt by Borrower of an invoice for such removal costs and expenses.

                  (f) Borrower shall be permitted to sublet any portion of the Overhang Leased Land without prior written consent of Lender provided such Sublease is permitted (or with the consent of the lessor) under the Overhang Lease and otherwise complies with Section 3.7. Each such Lender-approved sublease hereafter made shall provide that (a) in the event of any action for the foreclosure of this Security Instrument, the sublease shall not terminate or be terminable by the subtenant, by reason of the foreclosure of this Security Instrument unless the subtenant is specifically named and joined in any such action and unless a judgment is obtained therein against the subtenant and (b) the subtenant shall attorn to the Lender or to the purchaser at the sale of the Property on such foreclosure, as the case may be.

                  Section 3.26 Reserve Funds, Generally. Borrower grants to Lender a first-priority perfected security interest in each of the Escrow Fund and the Ground Lease Escrow Fund (the "RESERVE FUNDS") and any and all monies now or hereafter deposited in each Reserve Fund as additional security for payment of the Debt. Until expended or applied in accordance herewith, the Reserve Funds shall constitute additional security for the Debt. Upon the occurrence of an Event of Default, Lender may, in addition to any and all other rights and remedies available to Lender, apply any sums then present in any or all of the Reserve Funds to the payment of the Debt in any order in its sole discretion. The Reserve Funds shall not constitute trust funds and may be commingled with other monies held by Lender. The Reserve Funds shall be held in an Eligible Account (as defined in the Cash Management Agreement) and shall bear interest at a money market rate selected by Lender. All interest on a Reserve Fund shall be added to and become a part of such Reserve Fund and shall be disbursed in the same manner as other monies deposited in such Reserve Fund. Borrower shall be responsible for payment of any federal, state or local income or other tax applicable to the interest earned on the Reserve Funds. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in any Reserve Fund or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. Lender shall not be liable for any loss sustained on the investment of any funds constituting the Reserve Funds to the extent invested in Permitted Investments (as defined in the Cash Management Agreement). Borrower shall indemnify Lender and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys fees and expenses) arising from or in any way connected with the Reserve Funds or the performance of the obligations for which the Reserve Funds were established. Borrower shall assign to Lender all rights and claims Borrower may have against all persons or entities supplying labor, materials or other services which are to be paid from or secured by the Reserve Funds; provided, however, that Lender may not pursue any such right or claim unless an Event of Default has occurred and remains uncured. Lender shall have no liability for the rate of return earned or losses incurred on the investment of the Escrow Fund unless any such losses are caused by the gross negligence or willful misconduct of Lender to the extent invested in Permitted Investments (as defined in the Cash Management Agreement). Notwithstanding anything to the contrary contained in this Security Instrument, the Reserve Funds shall be released to Borrower when and if Borrower shall have well and truly paid to Lender the Debt in full and shall have well and truly performed the Other Obligations as set forth in this Security Instrument.

                                   ARTICLE IV

                                SPECIAL COVENANTS

                  Borrower covenants and agrees that:

                  Section 4.1 Property Use. The Property shall be used primarily as a shopping center and related uses thereto, and for no other primary use without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion.

                  Section 4.2 ERISA. (a) It shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and the Other Security Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Security Instrument, as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                  (A) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                  (B) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

                  (C) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

            Section 4.3 Single Purpose Entity. Borrower represents, warrants, covenants and agrees that it has not and shall not and agrees that its general partner(s), if Borrower is a partnership, or its managing member(s), if Borrower is a multiple-member limited liability company, (in each case, "PRINCIPAL"), has not and shall not:

            (a) with respect to Borrower, engage in any business or activity other than the ownership, operation and maintenance of the Property, and activities incidental thereto and with respect to Principal, engage in any business or activity other than the ownership of its interest in Borrower, and activities incidental thereto including the management of the Property;

            (b) with respect to Borrower, acquire or own any material assets other than (i) the Property, and (ii) such incidental Personal Property as may be necessary for the operation of the Property and with respect to Principal, acquire or own any material asset other than its interest in Borrower;

            (c) except for the recently completed merger of Alexander's of Kings Plaza, Inc. with Plaza LLC or as otherwise may be permitted in this Security Instrument, merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent;

            (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's Partnership Agreement, Articles or Certificate of Incorporation, Articles of Organization or similar organizational documents, as the case may be, or of Principal's Partnership Agreement, Articles or Certificate of Incorporation, Articles of Organization or similar organizational documents, as the case may be, whichever is applicable;

            (e) own any subsidiary or make any investment in, any person or entity without the consent of Lender;

            (f) commingle its assets with the assets of any of its members, general partners, affiliates, principals or of any other person or entity participate in a cash management system with any other entity or person or fail to use its own separate stationery, invoices and checks;

            (g) with respect to Borrower, incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Debt, (ii) trade payables in the ordinary course of its business of owning and operating the Property, which do not in the aggregate exceed $7,000,000 and which are not more than sixty (60) days past the date incurred and which amounts are normal and reasonable under the circumstances, provided such liabilities are not evidenced by a note and paid when due, and (iii) such other liabilities that may be permitted pursuant to this Security Instrument, and with respect to Principal, incur any debt secured or unsecured, direct or contingent (including guaranteeing any obligations);

            (h) fail to pay its debts and liabilities from its assets as the same shall become due;

            (i) fail to maintain its records, books of account and bank accounts separate and apart from those of the members, general partners, principals and affiliates of Borrower or of Principal, as the case may be, the affiliates of a member, general partner or principal of Borrower or Principal, as the case may be, and any other person or entity, (ii) permit its assets or liabilities to be listed as assets or liabilities on the financial statement of any other entity or person or (iii) include the assets or liabilities of any other person or entity on its financial statements, except that in the case of (ii) or (iii) the assets or liabilities of Borrower or Principal may be listed on the consolidated financial statements of Alexander's Inc. and its consolidated subsidiaries or another person or entity if required by GAAP;

            (j) enter into any contract or agreement with any member, general partner, principal or affiliate of Borrower or of Principal, as the case may be, Guarantor or Indemnitor, or any member, general partner, principal or affiliate thereof, except upon terms and conditions that are commercially reasonable, intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any member, general partner, principal or affiliate of Borrower or of Principal, as the case may be, Guarantor or Indemnitor, or any member, general partner, principal or affiliate thereof; (Lender acknowledges the existence of a license agreement relating to the energy plant at the Property between Plaza LLC and Alexander's of Brooklyn, Inc. (the "POWER PLANT LICENSE") and no violation of this Section shall be deemed to have occurred by reason of such agreement);

            (k) seek the dissolution or winding up in whole, or in part, of Borrower or of Principal, as the case may be;

            (l) fail to correct any known misunderstandings regarding the separate identity of Borrower, or of Principal, as the case may be, or any member, general partner, principal or affiliate thereof or any other person;

            (m) guarantee or become obligated for the debts of any other entity or person or hold itself out to be responsible for the debts of another person;

            (n) make any loans or advances to any third party, including any member, general partner, principal or affiliate of Borrower, or of Principal, as the case may be, or any member, general partner, principal or affiliate thereof (except in connection with tenant improvements or leasing commissions in connection with any Leases approved, deemed approved or not requiring approval pursuant to Section 3.7 hereof) and shall not acquire obligations or securities of any member, general partner, principal or affiliate of Borrower or Principal, as the case may be, or any member, general partner, or affiliate thereof;

            (o) fail to file its own tax returns or be included on the tax returns of any other person or entity except as required by applicable law or with Alexander's, Inc. and its consolidated subsidiaries;

            (p) agree to, enter into or consummate any transaction which would render Borrower or Principal, as the case may be, unable to furnish the certification or other evidence referred to in Section 4.2(b) hereof;

            (q) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name or a name franchised or licensed to it by an entity other than an affiliate of Borrower, and not as a division or part of any other entity in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Borrower or Principal, as the case may be, is responsible for the debts of any third party (including any member, general partner, principal or affiliate of Borrower, or of Principal, as the case may be, or any member, general partner, principal or affiliate thereof);

            (r) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors;

            (s) share any common logo (other than any logo associated with the trade name "Alexanders") with or hold itself out as or be considered as a department or division of (i) any general partner, principal, member or affiliate of Borrower or of Principal, as the case may be, (ii) any affiliate of a general partner, principal or member of Borrower or of Principal, as the case may be, or (iii) any other person or entity;

            (t) with respect to Principal, or the Borrower if the Borrower is an approved single member limited liability company, fail at any time to have at least two (2) independent directors or managers (each, an "INDEPENDENT DIRECTOR") that are not and have not been for at least five (5) years: (a) a stockholder, director, officer, employee, partner, member, attorney or counsel of Borrower or of Principal or any affiliate of either of them; (b) a customer, supplier or other person who derives any of its profits or revenues (other than any fee paid to such director as compensation for such director to serve as an Independent Director) from its activities with Borrower, Principal or any affiliate of either of them (a "BUSINESS PARTY"); (c) a person or other entity controlling or under common control with any such stockholder, partner, member, director, officer, attorney, counsel or Business Party; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, member, attorney, counsel or Business Party. (As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise);

            (u) with respect to Principal, or the Borrower if the Borrower is an approved single member limited liability company, permit its board of directors to take any action which, under the terms of any articles of formation, operating agreement, certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires the unanimous vote of one hundred percent (100%) of the members of the board unless at the time of such action there shall be at least two (2) members who are an Independent Director.

            (v) fail to allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by an employee of an affiliate;

            (w) pledge its assets for the benefit of any other person or entity, and with respect to Borrower, other than with respect to the Loan;

            (x) fail to maintain a sufficient number of employees in light of its contemplated business operations (which may be zero);

            (y) fail to provide in its (i) articles of organization, certificate of formation, limited liability company agreement, and/or operating agreement, as applicable, if Borrower is a limited liability company, (ii) limited partnership agreement, if Borrower is a limited partnership or (iii) certificate of incorporation, if Borrower is a corporation, that for so long as the Loan is outstanding pursuant to the Note and this Security Instrument, Borrower shall not file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors without the affirmative vote of each Independent Director (defined below) and of all other general partners/managing members/directors of the Borrower;

            (z) fail to hold its assets in its own name;

            (aa) if Borrower is a corporation, fail to consider the interests of its creditors in connection with all corporate actions to the extent permitted by applicable law; or

            (bb) have any of its obligations guaranteed by an affiliate except Alexander's, Inc. or any successor entity thereto; or

            (cc) violate or cause to be violated the assumptions made with respect to the single purpose, bankruptcy remote nature of Borrower and Principal in the Non-Consolidation Opinion.

Lender acknowledges as of the date hereof that Plaza LLC, Parking LLC and Kings LLC are each an approved single member limited liability company.

            Section 4.4 Restoration. The following provisions shall apply in connection with the Restoration of the Property:

            (a) If the Net Proceeds (defined below) shall be less than $7,000,000 and the costs of completing the Restoration shall be less than $7,000,000, Borrower shall have the right to settle all claims with respect to such Net Proceeds and the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Subsection 4.4(b)(i)(A), (D), (H) and (I) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Security Instrument.

            (b) If the Net Proceeds are equal to or greater than $7,000,000 or the costs of completing the Restoration are equal to or greater than $7,000,000. Borrower shall have the right to settle all claims jointly with Lender with respect to such Net Proceeds so long as (a) there is no Event of Default, (b) Borrower continually and with commercially reasonable diligence proceeds to negotiate a settlement, and (c) the insurance company has not claimed that as a result of Borrower's action Borrower is not entitled to receipt of insurance proceeds. Lender shall make the Net Proceeds available for the Restoration in accordance with this Section 4.4(b). The term "NET PROCEEDS" for the purposes of this Section 4.4 shall mean: the net amount of all insurance proceeds received by Lender pursuant to Subsections 3.3(a)(i), (iv), (vi), (vii), (viii) and, as applicable, (x) of this Security Instrument as a result of such damage or destruction, after deduction of the reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, of collecting the same ("INSURANCE PROCEEDS"), or the net amount of the Award received by Lender, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("CONDEMNATION PROCEEDS"), whichever the case may be.

            (i) The Net Proceeds shall be made available to Borrower for the Restoration to the extent the Borrower is required to restore the Improvements pursuant to the terms and conditions of the COREA or that certain lease dated January 11, 1997 with Sears Roebuck and Co., or provided that each of the following conditions are met:

                  (A) no Event of Default shall have occurred and be continuing under the Note, this Security Instrument or any of the Other Security Documents;

                  (B) (1) in the event that the Net Proceeds are Insurance
            Proceeds, less than thirty-five percent (35%) of the total floor area of the Improvements has been damaged, destroyed or rendered unusable as a result of such fire or other casualty or (2) in the event that the Net Proceeds are Condemnation Proceeds, such condemnation or eminent domain proceeding does not render untenantable more than fifteen percent (15%) of the rental either of the Improvements or does not decrease the fair market value of the Property by more than fifteen percent (15%);

                  (C) Leases demising in the aggregate at least seventy-five percent (75%) of the total rentable space in the Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such fire or other casualty, or taking by condemnation or eminent domain proceeding, shall remain in full force and effect during and after the completion of the Restoration;

                  (D) Borrower shall commence the Restoration as soon as
            reasonably practicable and shall diligently pursue the same to satisfactory completion;

                  (E) Lender shall be reasonably satisfied that any operating deficits which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty, or taking by condemnation or eminent domain proceeding, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Subsection 3.3(a)(iii), or (3) by other funds of, or available to, Borrower;

                  (F) Lender shall be reasonably satisfied that, upon the
            completion of the Restoration, the gross cash flow and the net cash flow of the Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Property, including, without limitation, debt service on the Note at a coverage ratio (after deducting all required reserves as required by Lender from net operating income) of at least 1.10 to 1.0, which coverage ratio shall be determined by Lender in its sole and absolute discretion on the basis of the Applicable Interest Rate (as defined in the Note);

                  (G) Lender shall be satisfied that the Restoration will be completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date (as defined in the Note), (2) prior to the expiration of the loss of rents insurance which is required to be maintained pursuant to Subsection 3.3(a)(iii) hereof, (3) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to substantially the same condition it was in immediately prior to such fire or other casualty, or taking by condemnation or eminent domain proceeding or (4) the earliest date required for such completion under the terms of any Leases which are required in accordance with the provisions of Subsection 4.4(b)(i)(C) to remain in effect subsequent to the occurrence of such fire or other casualty, or taking by condemnation or eminent domain preceding, and the completion of the Restoration;

                  (H) the Property and the use thereof after the Restoration will be in material compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations;

                  (I) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Laws (defined below)); and

                  (J) such fire or other casualty or taking, as applicable, does not result in a temporary loss of access to the Property or the Improvements which cannot be restored in connection with the Restoration.

            (ii) The Net Proceeds shall be held by Lender and, until disbursed in accordance with the provisions of this Subsection 4.4(b), shall constitute additional security for the Obligations. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full (subject to applicable retainages), and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever recorded against the Property arising out of the Restoration which have not either been fully bonded to the reasonable satisfaction of Lender and discharged of record or in the alternative fully insured to the reasonable satisfaction of Lender by the title company insuring the lien of this Security Instrument.

            (iii) If the Net Proceeds are equal to or greater than $7,000,000, all plans and specifications (other than those setting forth the restoration of leasehold improvements to be performed by applicable tenants under Leases) required in connection with the Restoration shall be subject to prior review and acceptance (which shall not be unreasonably withheld) in all respects by Lender and the Casualty Consultant (as defined herein); which plans and specifications shall be deemed approved in the event that Lender shall not have notified Borrower in writing of its disapproval (together with a statement of the grounds of such disapproval) within thirty (30) days after Borrower has submitted such plans and specifications to Lender for approval. After an Event of Default, Lender shall have the use of the plans and specifications (whether or not approved in connection with the preceding sentence) and all permits, licenses and approvals required or obtained in connection with the Restoration. If the Net Proceeds are equal to or greater than $7,000,000, the identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance (which shall not be unreasonably withheld or delayed) by Lender and the Casualty Consultant; which persons and contracts shall be deemed approved in the event that Lender shall not have notified Borrower in writing of its disapproval (together with a statement of the grounds of such disapproval) within thirty (30) days after Borrower has submitted the identity of such persons and such contracts to Lender for approval. Plans and specifications and/or identities and contracts submitted to Lender for its approval in accordance with this Subsection 4.4(b)(iii) shall be sent in an envelope labeled "PRIORITY" and shall state at the top of the first page in bold lettering "LENDER'S RESPONSE IS REQUIRED WITHIN THIRTY DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A MORTGAGE BETWEEN THE UNDERSIGNED AND LENDER." All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

            (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time in connection with the Restoration, as certified by an independent consulting engineer selected by Lender (the "CASUALTY CONSULTANT"), minus the Casualty Retainage. The term "CASUALTY RETAINAGE" as used in this Section 4.4 shall mean an amount equal to ten percent (10%) of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until such time as the Casualty Consultant certifies to Lender that Net Proceeds representing fifty percent (50%) of the required Restoration have been disbursed. There shall be no Casualty Retainage with respect to costs actually incurred by Borrower for work in place in completing the last fifty percent (50%) of the required Restoration. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Subsection 4.4(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.4(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage, provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has substantially completed all work and has supplied all materials substantially in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, and the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of this Security Instrument. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

            (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

            (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "NET PROCEEDS DEFICIENCY") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed solely for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds pursuant to the terms and conditions of this Section 4.4, and until so disbursed pursuant to this Subsection 4.4(b) shall constitute additional security for the Obligations.

            (vii) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been substantially completed in accordance with the provisions of this Subsection 4.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Security Instrument or any of the Other Security Documents.

            (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Subsection 4.4(b)(vii) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion. If Lender shall receive and retain Net Proceeds, (i) the lien of this Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt; and (ii) notwithstanding the provisions of Section 3.3(h) and 3.6, Borrower shall not be required to repair or restore the Property to the condition or character the Property was in immediately prior to such casualty or condemnation so long as no Event of Default has occurred and is continuing but Borrower shall be required to (A) remove all debris and repair or restore the Property to ensure that the Property is safe and not dangerous to health or other property and in compliance with all Applicable Laws, (B) repair or restore the property such that it is a functional commercial development similar in character to the use and operation of the Property prior to any such casualty or condemnation, (C) use commercial reasonable efforts to comply with the provision of Section 4.4(b) hereof to the extent possible. In connection with any Net Proceeds applied to the payment of the Debt, to the extent reasonable and at the cost and expense of Borrower (including all taxes, recording fees and other charges payable in connection with a assignment) and in compliance with all Applicable Laws, Lender shall cooperate with Borrower to split this Security Instrument in accordance with
Section 7.6 and assign a portion of the Debt in order to save mortgage recording tax so long as any such assignment does not have a material adverse effect on the Property or the value of the Loan and that the Borrower complies with the conditions to an assignment in Section 22.8(A) to (F).

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

            Borrower represents and warrants to Lender that:

            Section 5.1 Warranty of Title. Borrower has good title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same. The following are held by Borrower: (a) Plaza LLC possesses an unencumbered fee simple absolute estate in the Fee Land and the Improvements thereon and an unencumbered leasehold interest in the Overhang Land and the Improvements thereon, (b) Parking LLC possesses an unencumbered fee simple absolute estate in the Parking Land and the Improvements thereon, (c) Kings LLC possesses an unencumbered leasehold interest in the City Leased Land and the Improvements thereon, and (d) Borrower owns the Property free and clear of all liens, encumbrances and charges whatsoever, except in the case of each of (a) to (d) above for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument (the "PERMITTED EXCEPTIONS"), the Leases, the Power Plant License and the Overhang Lease. Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

            Section 5.2 Authority. Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

            Section 5.3 Legal Status and Authority. Borrower (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the State where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to be conducted. Borrower now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Borrower under the Note, this Security Instrument and the Other Security Documents.

            Section 5.4 Validity of Documents. (a) The execution, delivery and performance of the Note, this Security Instrument and the Other Security Documents and the borrowing evidenced by the Note (i) are within the corporate power and authority of Borrower; (ii) have been authorized by all requisite corporate action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership or trust agreement, articles of organization, operating agreement, or other governing instrument of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this Security Instrument in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby); (b) the Note, this Security Instrument and the Other Security Documents constitute the legal, valid and binding obligations of Borrower, except as may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

            Section 5.5 Litigation. Except as disclosed on Schedule I attached hereto, there is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending against or affecting Borrower which would have a material adverse effect on the Property or Borrower's ability to pay the Debt as and when due.

            Section 5.6 Status of Property. (a) No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the Flood Insurance Acts or, if any portion of the Improvements is located within such area, Borrower has obtained and will maintain the insurance prescribed in Section 3.3 hereof.

            (b) To the best of Borrower's knowledge, after due inquiry and investigation, Borrower has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for Borrower's operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof.

            (c) To the best of Borrower's knowledge, after due inquiry and investigation, there are no violations of any applicable zoning ordinances, building codes, land use and Environmental Laws or other similar laws applicable to the Property or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Property.

            (d) The Property is served by all utilities required for the current use thereof. All utility service is provided by public utilities (except that electrical service is provided by an on-site electrical plant) and the Property has accepted or is equipped to accept such utility service.

            (e) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and are physically and legally open for use by the public.

            (f) The Property is served by public water and sewer systems.

            (g) The Property is free from damage caused by fire or other casualty.

            (h) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction or maintenance of the Improvements are not delinquent in payment and all payment and other obligations required to be paid to or performed by Borrower (or its predecessors) on behalf of Macy's Inc. in connection with the renovation obligations under that certain Amended and Restated Construction Operation and Reciprocal Easement Agreement ("COREA") dated as of June 18, 1998 by and among Macy's Kings Plaza Real Estate, Inc. ("MACY'S"), Alexander's Kings Plaza Center, Inc. ("AKPC") and Alexander's Department Stores of Brooklyn, Inc. ("ADSB") and/or Supplemental Agreement dated June 18, 1998 by and among Macy's, AKPC and ADSB have been paid in full or performed.

            (i) Borrower has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants' property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby.

            (j) All liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in material compliance with all Applicable Laws.

            (k) All the Improvements lie within the boundaries of the Land.

            Section 5.7 No Foreign Person. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

            Section 5.8 Separate Tax Lot. Except as otherwise disclosed to Lender, the Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

            Section 5.9 ERISA Compliance. (a) As of the date hereof and throughout the term of this Security Instrument, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

            (b) As of the date hereof and throughout the term of this Security Instrument (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

            Section 5.10 Intentionally Deleted.

            Section 5.11 Financial Condition. Borrower (a) has not entered into the transaction or executed the Note, this Security Instrument or any Other Security Document with the actual intent to hinder, delay or defraud any creditor, (b) is solvent, and no proceeding under Creditors Rights Laws with respect to Borrower has been initiated, and (c) received reasonably equivalent value in exchange for its obligations under such documents. Giving effect to the Loan, the fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loan, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debt and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debt and liabilities as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower). Except as expressly disclosed to Lender in writing, no petition in bankruptcy has been filed against Borrower, Guarantor, Indemnitor or any related entity thereof, or any principal, general partner or member thereof, in the last seven
(7) years, and neither Borrower, Guarantor, Indemnitor nor any related entity thereof, nor any principal, general partner or member thereof, in the last seven
(7) years has ever made an assignment for the benefit of creditors or taken advantage of any Creditors Rights Laws.

            Section 5.12 Business Purposes. The loan evidenced by the Note secured by the Security Instrument and the Other Security Documents (the "LOAN") is solely for the business purpose of Borrower.

            Section 5.13 Taxes. Borrower has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Borrower knows of no basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

            Section 5.14 Mailing Address. Borrower's mailing address, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

            Section 5.15 No Change in Facts or Circumstances. All financing statements, rent rolls, reports, certificates and other documents submitted by or on behalf of Borrower in connection with the closing of the Loan are accurate, complete and correct in all material respects. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading.

            Section 5.16 Non-Consolidation Opinion Assumptions. All of the assumptions with respect to Borrower, Guarantor, Indemnitor and Manager made in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, are true and correct.

            Section 5.17 Federal Reserve Regulations. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Security Instrument, the Note or the Other Security Documents.

            Section 5.18 Illegal Activity. No portion of the Property has been or will be purchased with proceeds of any illegal activity.

            Section 5.19 Contracts. All contracts, agreements, consents, waivers, documents and writings of every kind or character at any time to which Borrower is a party to be delivered to Lender pursuant to any of the provisions of this Security Instrument are valid and enforceable against Borrower and, to the best knowledge of Borrower, are enforceable against all other parties (with the exception of Lender) thereto, and, to Borrower's actual knowledge, in all respects are what they purport to be and, to the best knowledge of Borrower, to the extent that any such writing shall impose any obligation or duty on the party thereto or constitute a waiver of any rights which any such party might otherwise have, said writing shall be valid and enforceable against said party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.

            Section 5.20 Investment Company Act. Borrower is not (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

            Section 5.21 Disclosure. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

            Section 5.22 Principal Place of Business; State of Organization. Borrower's principal place of business as of the date hereof is the address set forth in the introductory paragraph hereof. The Borrower is organized under the laws of the state of Delaware.

            Section 5.23 Illegal Activity/Forfeiture. (a) No portion of the Property has been or will be purchased, improved, equipped or furnished with proceeds of any illegal activity and to the best of Borrower's knowledge, there are no illegal activities or activities relating to controlled substances at the Property.

            (b) There has not been and shall never be committed by Borrower or any other person in occupancy of or involved with the operation or use of the Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower's obligations under the Note, this Security Instrument or the Other Security Documents. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

            Section 5.24 Permitted Exceptions. None of the Permitted Exceptions, individually or in the aggregate, materially interferes with the benefits of the security intended to be provided by the Security Instrument, the Note, and the Other Security Documents, materially and adversely affects the value of the Property, impairs the use or the operation of the Property or impairs Borrower's ability to pay its obligations in a timely manner.

            Section 5.25 Ground Lease.

            (a) Recording; Modification. The Ground Lease has been duly recorded, the Ground Lease permits the interest of Borrower to be encumbered by this Security Instrument or the lessor under the Ground Lease (the "GROUND Lessor") has approved and consented to the encumbrance of the Property by this Security Instrument and except as set forth on Schedule I, there have not been amendments or modifications to the terms of the Ground Lease since recordation thereof. The Ground Lease may not be canceled, terminated, surrendered or amended without the prior written consent of Lender.

            (b) No Liens. Except for the Permitted Exceptions, Borrower's interest in the Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, this Security Instrument other than Ground Lessor's related fee interest.

            (c) Ground Leases Assignable. Borrower's interest in the Ground Lease is assignable to Lender upon notice to, but without the consent of, the Ground Lessor (or, if any such consent is required, it has been obtained prior to the Closing Date). The Ground Lease is further assignable by Lender, its successors and assigns without Ground Lessor's consent or such consent shall have been received pursuant to an estoppel letter received by Lender from the lessor under the Ground Lease.

            (d) Default. As of the date hereof, the Ground Lease is in full force and effect and no default has occurred under the Ground Lease and there is no existing condition which, but for the passage of time or the giving of notice, could result in a default under the terms of the Ground Lease.

            (e) Notice. The Ground Lease requires Ground Lessor to give notice of any default by Borrower to Lender. The Ground Lease, or estoppel letter received by Lender from Ground Lessor, further provides that notice of termination given under the Ground Leases is not effective against Lender unless a copy of the notice has been delivered to Lender in the manner described in the Ground Lease.

            (f) Cure. Lender is permitted the opportunity (including, where necessary, sufficient time to gain possession of the interest of Borrower under the Ground Lease) to cure any default under the Ground Lease, which is curable after the receipt of notice of any such default before the Ground Lessor may terminate the Ground Lease.

            (g) Term. The Ground Lease has a term (upon the exercise of the renewal options set forth in the Ground Lease) which extends not less than twenty (20) years beyond the Maturity Date.

            (h) New Leases. The Ground Lease requires Ground Lessor to enter into a new lease upon termination of the Ground Lease by reason of any default by Borrower or the bankruptcy or insolvency of Borrower, including rejection of the Ground Lease in a bankruptcy proceeding.

            (i) Insurance and Condemnation Proceeds. (i) Under the terms of this Security Instrument, the Ground Lease and the estoppel letter received by Lender from Ground Lessor, any related insurance proceeds allocable under the Ground Lease to Borrower's leasehold improvements located on the Property pursuant to the provisions contained therein will be applied either to the repair or restoration of all or part of the Property, with Lender having the right, subject to the provisions contained herein, to hold and disburse the proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Loan together with any accrued interest thereon.

            (ii) Under the terms of this Security Instrument, the Ground Lease and the estoppel letter received by Lender from Ground Lessor, taken together, any related condemnation proceeds allocable to Borrower's leasehold improvements located on the Property will be paid, subject to the provisions contained therein, to the Ground Lessor and Borrower.

            (j) Subleasing. The Ground Lease does not impose any commercially unreasonable restrictions on subleasing except that such subleasing shall be subject to the consent of Ground Lessor.

            Section 5.26 Overhang Lease.

            A Memorandum of Overhang Lease has been duly recorded, the Overhang Lease permits the interest of Borrower to be encumbered by this Security Instrument and there have not been amendments or modifications to the terms of the Overhang Lease since recordation. The

Overhang Lease may not be canceled, terminated, surrendered or amended without the prior written consent of Lender as a successor holder of the Leasehold Mortgage (as defined in the Overhang Lease). Except for the Permitted Exceptions, Borrower's interest in the Overhang Lease is not subject to any liens or encumbrances superior to, or of equal priority with, this Security Instrument other than Overhang Lessor's related fee interest. Borrower's interest in the Overhang Lease is assignable to Lender as a successor holder of the Leasehold Mortgage (as defined in the Overhang Lease) upon notice to, but without the consent of, the Overhang Lessor. The Overhang Lease is further assignable by Lender, its successors and assigns as a successor holder of the Leasehold Mortgage (as defined in the Overhang Lease) without the Overhang Lessor's consent. As of the date hereof, the Overhang Lease is in full force and effect and no default has occurred under the Overhang Lease and there is no existing condition which, but for the passage of time or the giving of notice, could result in a default under the terms of the Overhang Lease. The Lease requires Lessor to give notice of any default by Borrower to Lender provided that the Lender duly notifies the Overhang Lessor that it is the successor Leasehold Mortgagee. The Overhang Lease has a term which extends not less than twenty (20) years beyond the Maturity Date.

                                   ARTICLE VI

                            OBLIGATIONS AND RELIANCES

            Section 6.1 Relationship of Borrower and Lender. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument and the Other Security Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

            Section 6.2 No Reliance on Lender. The members, general partners, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership, leasing and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

            Section 6.3 No Lender Obligations. (a) Notwithstanding the provisions of Subsections 1.1(f) and (l) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

            (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the Other Security Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same (other than for purposes of funding the Loan) and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

            Section 6.4 Reliance. Borrower recognizes and acknowledges that in accepting the Note, this Security Instrument and the Other Security Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 5 and Article 12 without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that the warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the Other Security Documents; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 5 and Article 12.

                                  ARTICLE VII

                               FURTHER ASSURANCES

            Section 7.1 Recording of Security Instrument, Etc. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, upon the written request of Lender, will cause this Security Instrument and any of the Other Security Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Other Security Documents, any note or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

            Section 7.2 Further Acts, Etc. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws, provided, that such action shall not alter the material terms of the Loan Documents. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent

Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property.

            Section 7.3 Changes in Tax, Debt Credit and Documentary Stamp Laws.
(a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option upon written notice to Borrower of not less than ninety (90) days to declare the Debt immediately due and payable.

            (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, upon written notice to Borrower of not less than ninety
(90) days, to declare the Debt immediately due and payable.

            (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the Other Security Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

            Section 7.4 Estoppel Certificates. (a) After request by Lender, which request shall not be made more than one per calendar year, unless an Event of Default has occurred and is continuing, Borrower, within ten (10) days, shall furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (vi) that, except as provided in such statement, to Borrower's knowledge there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an Event of Default under the Note or the Security Instrument, (vii) that the Note and this Security Instrument have not been modified or if modified, giving particulars of such modification, and (viii) to the best of Borrower's knowledge, whether any offsets, defenses or counterclaims exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof.

            (b) Borrower shall request and use its reasonable efforts to deliver to Lender, promptly upon request, but not more often than once per twelve (12) month period, duly executed estoppel certificates from any one or more lessees as required by Lender attesting to such facts regarding the Lease as Lender may reasonably require, including but not limited to attestations that each Lease covered thereby is in full force and effect with, to the best of their knowledge no defaults thereunder on the part of any party (except as set forth therein), that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease

(except as set forth therein); provided, however, that Borrower shall not be required to deliver to Lender an estoppel certificate from a tenant requiring more information than such tenant is obligated to provide pursuant to the terms and conditions of the related Lease.

            (c) Upon any transfer or proposed transfer contemplated by Section
19.1 hereof, at Lender's request, Borrower shall provide an estoppel certificate to the Investor (defined in Section 19.1), or any prospective Investor who has committed to purchase, in such form, substance and detail as Lender, such Investor or prospective Investor may require.

            Section 7.5 Flood Insurance. After Lender's request, Borrower shall deliver evidence satisfactory to Lender that no portion of the Improvements is situated in a federally designated "special flood hazard area" or if it is, that Borrower has obtained insurance meeting the requirements of Section 3.3(a)(vii).

            Section 7.6 Splitting of Security Instrument. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election and expense of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of this Security Instrument, and containing the same effective terms, provisions and clauses as those contained herein and in the Note, and such other documents and instruments as may be reasonably required by Lender.

            Section 7.7 Replacement Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Other Security Document which is not of public record, and, in the case of any such mutilation (i) with respect to any Other Security Document, Borrower will issue, in lieu thereof, a replacement Other Security Document, dated the date of such lost, stolen, destroyed or mutilated Other Security Document in the same principal amount thereof and otherwise of like tenor and
(ii) with respect to the Note, Borrower will execute a reaffirmation of the Debt as evidenced by such Note, acknowledging that the Note was lost, stolen, destroyed, or mutilated, and that such Debt continues to be an obligation and liability of Borrower as set forth in the Note, a copy of which shall be attached to such reaffirmation.

                                  ARTICLE VIII

                             DUE ON SALE/ENCUMBRANCE

            Section 8.1 Transfer Definitions. For purposes of this Article 8, an "AFFILIATED MANAGER" shall mean any managing agent of the Property in which Borrower, Guarantor or Indemnitor has, directly or indirectly, any legal, beneficial or economic interest; a "RESTRICTED PARTY" shall mean Borrower, Guarantor, Indemnitor or any Affiliated Manager or any shareholder, partner, member or non-member manager, any direct or indirect legal or beneficial owner of Borrower, Guarantor, Indemnitor, any Affiliated Manager or any non-member manager; and a "SALE OR PLEDGE" shall mean a voluntary or involuntary sale, conveyance, transfer or pledge of a legal or beneficial interest.

            Section 8.2 No Sale/Encumbrance. (a) Except to the extent otherwise set forth in this Article 8, Borrower shall not (i) sell, convey, mortgage, grant, bargain, encumber, pledge, assign, grant purchase options with respect to, or otherwise transfer or dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) the Property or any part thereof or any legal or beneficial interest therein or (ii) permit a Sale or Pledge of an interest in any Restricted Party (collectively a "TRANSFER"), other than pursuant to Leases of space in the Improvements to tenants in accordance with the provisions of
Section 3.7, without the prior written consent of Lender.

            (b) A Transfer shall include, but not be limited to, (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantially all of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (iii) if a Restricted Party is a corporation, any merger, consolidation or Sale or Pledge of such corporation's stock or the creation or issuance of new stock; (iv) if a Restricted Party is a limited or general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Sale or Pledge of the partnership interest of any general partner or any profits or proceeds relating to such partnership interest, or the Sale or Pledge of limited partnership interests or any profits or proceeds relating to such limited partnership interest or the creation or issuance of new limited partnership interests; (v) if a Restricted Party is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member or non-member manager (or if no managing member, any member) or the Sale or Pledge of the membership interest of a managing member (or if no managing member, any member) or any profits or proceeds relating to such membership interest, or the Sale or Pledge of non-managing membership interests or the creation or issuance of new non-managing membership interests; (vi) if a Restricted Party is a trust or nominee trust, any merger, consolidation or the Sale or Pledge of the legal or beneficial interest in a Restricted Party or the creation or issuance of new legal or beneficial interests; or (vii) the removal or the resignation of the managing agent (including, without limitation, an Affiliated Manager) other than in accordance with Section 3.16.

            (c) Lender's consent to a Transfer as required under Section 8.2(a) above (and to the release of the Guarantor or Indemnitor in connection therewith) will not be unreasonably withheld, conditioned or delayed if:

            (i) no Event of Default shall have occurred and remain uncured;

            (ii) the proposed transferee ("TRANSFEREE") and its principals (owning directly or indirectly 20% or more of Transferee's equity interests) shall be a reputable entity or person of good character, creditworthy, with sufficient financial worth considering the obligations assumed and undertaken, as evidenced by financial statements and other information reasonably requested by Lender;

            (iii) the Property shall be managed by a Qualified Manager;

            (iv) if the Loan is the subject of a Securitization, Lender shall have received confirmation in writing from the Rating Agencies to the effect that such transfer will not result in a downgrade, qualification or withdrawal of any current rating assigned or to be assigned in a Securitization;

            (v) Lender shall have received evidence satisfactory to it (which shall include a legal non-consolidation opinion acceptable to Lender) that the single purpose nature and bankruptcy remoteness of Borrower following such transfers are in accordance with the standards of the Rating Agencies;

            (vi) if the Property is transferred to the Transferee, (i) the Transferee shall have executed and delivered to Lender an assumption agreement in form and substance reasonably acceptable to Lender, evidencing such Transferee's agreement to abide and be bound by the terms of the Note, the Security Instrument and the Other Security Documents, together with such legal opinions and title insurance endorsements as may be reasonably requested by Lender, and (ii) prior to any requested release of the Guarantor or Indemnitor, a substitute guarantor and/or indemnitor reasonably acceptable to Lender shall have assumed the existing Other Security Documents executed by Guarantor and/or Indemnitor or executed replacement documents reasonably satisfactory to Lender; and

            (vii) Lender shall have received on or prior to the date of the Transfer (A) an assumption fee equal to Seventy-Five Thousand Dollars and 00/100 ($75,000) and a processing fee equal to Twenty-Five Thousand Dollars and 00/100 ($25,000), (B) a rating confirmation fee for each of the Rating Agencies delivering a confirmation pursuant to clause (iv) above, which confirmation fees shall be equal to the then customary fees charged by each applicable Rating Agency for such a confirmation, and (C) the payment of all out-of-pocket costs and expenses reasonably incurred by Lender and the Rating Agencies in connection with such assumption (including reasonable attorneys' fees and costs). All expenses incurred by Lender and the $25,000 processing fee shall be payable by Borrower whether or not Lender consents to the Transfer and such processing shall be paid at the time of such request.

            Section 8.3 Permitted Transfers. (a) Notwithstanding anything to the contrary in this Article 8, and provided that no Event of Default has occurred and is continuing, Lender's prior written consent shall not be required with respect to (a) Transfers of interests in Borrower between and among Borrower's partners, members or shareholders, (b) Transfers of direct or indirect interests in Borrower's partners, members or shareholders between and among the partners, members or shareholders thereof, (c) Transfers of direct or indirect interests of Borrower or in Borrower's partners, members or shareholders to an immediate family member (which shall be limited to a spouse, parent, child and grandchild) of such partner, member or shareholder or to trusts formed for the benefit of immediate family members of such partner, member or shareholder, (d) direct or indirect Transfers by devise or descent or by operation of law upon the death of a partner, member or shareholder, (e) Transfers of limited partnership interests, non-managing membership interests or shareholder interests in Borrower up to an aggregate of 49% of such interest in Borrower; provided, however, that, in each such case,

(i) Lender must receive (except in the case of (d) above) thirty (30) days prior written notice of any Transfer pursuant to this Section 8.3 (a), (ii) Alexander's, Inc. must retain at least a 51% direct ownership interest in Borrower or Lender must receive the prior written confirmation that such Transfer, in and of itself, will not result in a downgrade, withdrawal or qualification of the then current ratings assigned in connection with any Securitization or if a Securitization has not occurred, any ratings to be assigned in connection with any Securitization is obtained, (iii) such transfer shall not result in a change of control of Borrower or in the management of the Property, (iv) if requested by Lender, Lender shall have received evidence satisfactory to it (which shall include a legal non-consolidation opinion acceptable to Lender) that the single purpose nature and bankruptcy remoteness of Borrower, its shareholders, partners or members, as the case may be, following such transfers are in accordance with the standards of the Rating Agencies and (v) all reasonable costs and expenses of Lender and all costs, fees and expenses of the Rating Agencies must be paid by Borrower.

            (b) Notwithstanding anything to the contrary contained in this
Article 8 (including Section 8.3(e)) and in addition to the permitted transfers under Section 8.3(a):

            (i) for so long as the stock of Alexander's Inc. continues to be listed on the New York Stock Exchange or such other nationally recognized stock exchange, nothing this Section 8 shall prohibit a transfer of any direct or indirect interests in Alexander's Inc. (or in any entities holding such direct or indirect interests);

            (ii) Lender's prior written consent shall not be required (and no transfer fees shall be charged by Lender) with respect to (a) a merger or consolidation between Alexander's Inc. and Vornado Realty Trust, Vornado Realty LP or a Vornado Affiliate (defined below) (collectively, "VORNADO") or (b) a transfer of the Property to Vornado, provided that, among other things, in each such case (1) Lender must receive sixty (60) days prior written notice of any such transfer, (2) the transferee is a single purpose, bankruptcy-remote entity and a non-consolidation opinion acceptable to Lender has been delivered, (3) all reasonable out-of-pocket costs and expenses of Lender have been paid by Borrower and (4) whichever of Vornado Realty Trust or Alexander's Inc. is the surviving entity in a merger or consolidation, shall continue after such merger, consolidation or transfer to be listed on the New York Stock Exchange or another nationally recognized exchange; and

            (iii) nothing in this Section 8 shall prohibit a transfer of direct or indirect interests in any Vornado Realty Trust, Vornado Realty LP or any Vornado Affiliate (or in any entities holding such direct or indirect interests) for so long as the stock of Vornado Realty Trust continues to be listed on the New York Stock Exchange or other nationally recognized stock exchange and Vornado Realty Trust continues to directly or indirectly own and control the Manager or any Affiliated Manager, or, in the event of a transfer pursuant to clause (b) (ii) occurs, the Borrower.

            (c) Borrower shall be responsible for all costs and expenses of Lender (including the legal fees and expense of Lender) and all costs, expenses and fees of the Rating Agencies in connection with any transfer permitted under this Section 8.3.

            (d) For purposes of this Section 8.3, (i) the term "VORNADO AFFILIATE" means with respect to such Person, such Person is controlled by or is under common control with Vornado Realty Trust or Vornado Realty LP and either Vornado Realty Trust or Vornado Realty LP owns, directly or indirectly, fifty percent (50%) or more of the equitable and beneficial interests of such other Person, (ii) the term "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

            (e) Unless otherwise expressly permitted under this Article 8, Alexander's, Inc. must at all times control Borrower and own at least a fifty-one (51%) percent interest in Borrower, unless (1) prior to a Securitization, Lender has consented, or (2) if the Loan is the subject of a Securitization, Lender shall have received confirmation in writing from the Rating Agencies to the effect that such transfer will not result in a downgrade, qualification or withdrawal of any current rating assigned or to be assigned in a Securitization.

            Section 8.4 Lender's Rights. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer without Lender's consent. This provision shall apply to every Transfer regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer. Notwithstanding anything to the contrary contained in this Article 8, in the event any transfer (whether or not such transfer shall constitute a Transfer) results in any entity or party owning in excess of forty-nine percent (49%) of the ownership interest in a Restricted Party, Borrower shall, prior to such transfer, deliver a substantive non-consolidation opinion to Lender, which opinion shall be in form, scope and substance acceptable in all respects to Lender and the Rating Agencies.

                                   ARTICLE IX

                                   PREPAYMENT

            Section 9.1 Prepayment. The Debt may be prepaid only in strict accordance with the express terms and conditions of the Note.

            Section 9.2 Prepayment on Casualty or Condemnation. Provided no Event of Default has occurred and is continuing under the Note, this Security Instrument or the Other Security Documents, in the event of any prepayment of the Debt pursuant to the terms of Sections 3.3, 3.6 or 4.4 hereof, no fee or other premium or consideration, including any Default Consideration, shall be due in connection therewith, but Borrower shall be responsible for all interest which would have accrued on the principal balance of the Note after the prepayment date to and including the next occurring ninth day of the calendar month following the prepayment date, if such prepayment occurs on a date which is not the tenth day of a month, and all other amounts due and payable under the Note, this Security Instrument and the Other Security Documents.

                                   ARTICLE X

                                     DEFAULT

            Section 10.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT":

            (a) if any portion of the Debt is not paid on or prior to the date the same is due and payable or if the entire Debt is not paid on or before the Maturity Date;

            (b) if any of the Taxes or Other Charges is not paid prior to the date any interest, penalties or additional fees are due in connection with such non-payment, except to the extent sums sufficient to pay such Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument;

            (c) if the Policies are not kept in full force and effect, or if certified copies of the Policies are not delivered to Lender promptly upon request by Lender;

            (d) if Borrower, or its principal, if applicable, violates or does not comply with any of the provisions of Section 4.3 or Article 8; provided, however, that in the event of a breach of Section 4.3, such a breach shall not constitute an Event of Default so long as (i) such violation or breach is inadvertent, immaterial and non-recurring, (ii) if such violation or breach is curable, Borrower shall promptly cure such breach, and (iii) within fifteen (15) Business Days of the request of Lender, Borrower delivers to Lender an additional Non-Consolidation Opinion, or a modification of the Non-Consolidation Opinion, to the effect that such breach or violation shall not in any way impair, negate or amend the opinions rendered in the Non-Consolidation Opinion, which opinion or modification and any counsel delivering such opinion or modification shall be acceptable to Lender in its reasonable discretion;

            (e) if any representation or warranty of, or with respect to, Borrower, any Indemnitor or any person guaranteeing payment of the Debt or any portion thereof or performance by Borrower of any of the terms of this Security Instrument (a "GUARANTOR"), made herein or in the Note or Other Security Documents or in any certificate, report, financial statement or other instrument or document furnished to Lender by Borrower, Guarantor or Manager and upon which Lenders has relied shall have been false or misleading in any material respect when made;

            (f) if (i) Borrower, Guarantor, Indemnitor or any managing member or general partner of Borrower, if applicable, shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts or debtors ("CREDITORS RIGHTS LAWS"), seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Borrower, Guarantor,

Indemnitor or any managing member or general partner of Borrower, if applicable, shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower, Guarantor, Indemnitor or any managing member or general partner of Borrower, if applicable, any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of one hundred twenty
(120) days; or (iii) there shall be commenced against the Borrower, or any managing member or general partner of Borrower, if applicable, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within one hundred twenty (120) days from the entry thereof; or (iv) Borrower, Guarantor, Indemnitor or any managing member or general partner of Borrower, if applicable, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
(ii), or (iii) above; or (v) Borrower, Guarantor, Indemnitor or any managing member or general partner of Borrower, if applicable, shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due provided, however, to avoid such Event of Default, Borrower shall have the right to replace Guarantor with another guarantor reasonably acceptable to Lender, provided, further that the Rating Agencies have confirmed in writing that such replacement will not, in and of itself, result in a down-grade, withdrawal or qualification of the initial, or if higher, then current ratings assigned in connection with any Securitization;

            (g) if Borrower shall be in default beyond notice and cure under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to this Security Instrument;

            (h) if the Property becomes subject to any recorded mechanic's, materialman's or other lien other than (i) as provided in Section 3.12 hereof or
(ii) a lien for any Taxes not then due and payable (subject to applicable grace periods for payment), and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) days;

            (i) if any federal tax lien is filed against Borrower, any managing member or general partner of Borrower, if applicable, or the Property or against Guarantor or Indemnitor (and such lien has or will have a material adverse effect on Guarantor's or Indemnitor's creditworthiness), and same is not discharged of record within thirty (30) days after same is filed;

            (j) if (i) Borrower fails to timely provide Lender with the written certification and evidence referred to in Section 4.2 hereof upon thirty (30) days written notice from Lender, or (ii) Borrower consummates a transaction which would cause the Security Instrument or Lender's exercise of its rights under this Security Instrument, the Note or the Other Security Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans, subjecting Lender to liability for a violation of ERISA or a state statute; provided, however, with respect to this subsection (ii) above, such transaction shall not constitute an Event of Default if such prohibition or violation is curable and Borrower cures such prohibition or violation within thirty (30) days of Borrower obtaining knowledge of such prohibition or violation;

            (k) if Borrower shall fail to deliver to Lender, (i) the statements referred to in Section 3.11(f) hereof in accordance with the terms thereof or
(ii) any statements referred to in Section 3.11, other than those referred to in
Section 3.11(f) hereof, within thirty (30) days after request by Lender upon Borrower's failure to provide such statements as required pursuant to Section
3.11 hereof;

            (l) if Borrower defaults in any material respects under the Management Agreement or any replacement management agreement relating to the Property beyond the expiration of applicable notice and grace periods, if any, thereunder or if the Management Agreement or any replacement management agreement is canceled, terminated or surrendered or expires pursuant to its terms, unless in each such case Borrower cures the default or enters into a new management agreement on fair market terms and conditions with a Qualified Manager in accordance with Section 3.16 of the Security Instrument and Section 5 of the Conditional Assignment of Management Agreement;

            (m) if any of the assumptions contained in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, were not true and correct in all material respects as of the date of such Non-Consolidation Opinion or thereafter shall become untrue or incorrect in any material respect;

            (n) if for more than ten (10) days after notice from Lender, Borrower shall continue to be in default under any other term, covenant or condition of the Note, this Security Instrument or the Other Security Documents (including, without limitation, the Cooperation Letter) not otherwise set forth in this Section 10.1, in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, Borrower shall be permitted such additional time as it shall require Borrower in the exercise of due diligence to cure such default it being agreed that no such extension shall be for a period in excess of one hundred twenty (120) days;

            (o) if Borrower shall fail in the payment of any rent, additional rent or other charge mentioned in or made payable by the Ground Lease when said rent or other charge is due and payable (subject to applicable notice, grace and cure periods) except if sums sufficient to pay such amounts have been deposited in escrow with Lender; or

            (p) if there shall occur any default by Borrower, as tenant under the Ground Lease, in the observance or performance of any term, covenant or condition of the Ground Lease on the part of Borrower to be observed or performed and said default is not cured following the expiration of any applicable grace and notice periods therein provided, or if the leasehold estate created by the Ground Lease shall be surrendered or the Ground Lease shall be terminated or cancelled for any reason or under any circumstances whatsoever, or if, without Lender's consent any of the terms, covenants or conditions of the Ground Lease shall in any manner be modified, changed, supplemented, altered, or amended without the consent of Lender.

            Section 10.2 Late Payment Charge. If any monthly installment of principal and interest is not paid on or prior to the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid portion of the outstanding monthly installment of principal and interest then due or the maximum amount permitted by applicable law (but without duplication of any amounts paid to Lender pursuant to Section
10.3 hereof), to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, and such amount shall be secured by this Security Instrument and the Other Security Documents.

            Section 10.3 Default Interest. Borrower will pay, from the date of an Event of Default through the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full, interest on the unpaid principal balance of the Note at a per annum rate equal to the lesser of (a) four percent (4%) plus the Applicable Interest Rate (as defined in the Note), and (b) the maximum interest rate which Borrower may by law pay or Lender may charge and collect (the "DEFAULT RATE").

                                   ARTICLE XI

                               RIGHTS AND REMEDIES

            Section 11.1 Remedies. Upon the occurrence of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

            (a) declare the entire unpaid Debt to be immediately due and payable;

            (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner, including, but not limited to, in accordance with the terms and provisions of Article 14 of the New York Real Property Actions and Proceedings Law;

            (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

            (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

            (e) subject to Article 15 hereof, institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the Other Security Documents;

            (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the Other Security Documents;

            (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, Guarantor, Indemnitor or of any person, firm or other entity liable for the payment of the Debt;

            (h) subject to any applicable law, the license granted to Borrower under Section 1.2 shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all rent rolls, leases (including the form lease and amendments and exhibits), subleases (including the form sublease and amendments and exhibits) and rental and license agreements with the tenants, subtenants and licensees, in possession of the Property or any part or parts thereof; tenants', subtenants' and licensees' money deposits or other property (including, without limitation, any letter of credit) given to secure tenants', subtenants' and licensees' obligations under leases, subleases or licenses, together with a list of the foregoing; all lists pertaining to current rent and license fee arrears; any and all architects' plans and specifications, licenses and permits, documents, books, records, accounts, surveys and property which relate to the management, leasing, operation, occupancy, ownership, insurance, maintenance, or service of or construction upon the Property and Borrower agrees to surrender possession thereof and of the Property to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof;
(v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

            (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property and other UCC Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property and other UCC Collateral, and (ii) request Borrower at its expense to assemble the Personal Property and other UCC Collateral and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property and other UCC Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Borrower;

            (j) apply any sums then deposited in the Escrow Fund and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Security Document to the payment of the following items in any order in its uncontrolled discretion:

            (i) Taxes and Other Charges;

            (ii) Insurance Premiums;

            (iii) Interest on the unpaid principal balance of the Note;

            (iv) Amortization of the unpaid principal balance of the Note;

            (v) All other sums payable pursuant to the Note, this Security Instrument and the Other Security Documents, including, without limitation, advances made by Lender pursuant to the terms of this Security Instrument;

            (k) After acquisition of the Property by foreclosure or deed-in-lieu of foreclosure, surrender the Policies maintained pursuant to Article 3 hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such unearned Insurance Premiums;

            (l) pursue such other remedies as Lender may have under applicable law; or

            (m) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section 11.1 to the contrary, if any Event of Default as described in clause (i) or (ii) of Subsection 10.1(f) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

            Section 11.2 Application of Proceeds. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the Other Security Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

            Section 11.3 Right to Cure Defaults. Upon the occurrence of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 11.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

            Section 11.4 Actions and Proceedings. After an Event of Default, Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower upon notice to Borrower, which Lender, in its reasonable discretion, decides should be brought to protect its interest in the Property.

            Section 11.5 Recovery of Sums Required To Be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due and payable, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

            Section 11.6 Examination of Books and Records. Lender, its agents, accountants and attorneys shall have the right to examine and audit, during reasonable business hours and upon reasonable notice, the records, books, management and other papers of Borrower, Guarantor or Indemnitor which pertain to their financial condition or the income, expenses and operation of the Property, at the Property or at any office regularly maintained by Borrower, its affiliates or of Guarantor or Indemnitor where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers.

            Section 11.7 Other Rights, Etc. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security

Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower, Guarantor or Indemnitor to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents.

            (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

            (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Subject to applicable law, Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. Subject to applicable law, the rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

            Section 11.8 Right to Release Any Portion of the Property. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

            Section 11.9 Violation of Laws. Subject to Borrower's right to contest pursuant to Section 3.10(e), if the Property is not in compliance with Applicable Laws which in Lender's discretion would have a material adverse effect on the Borrower or the Property, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents except that such additional requirements shall not give the Lender the right to duplicate any reserve, escrow or holdback in Lender's possession at the time of such determination.

            Section 11.10 Recourse and Choice of Remedies. Notwithstanding any other provision of this Security Instrument, including but not limited to
Article 15 hereof, Lender and
other Indemnified Parties (defined in Section 13.1 below) are entitled to enforce the obligations of Borrower contained in Sections 13.2 and 13.3 without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower. The provisions of Sections 13.2 and 13.3 are exceptions to any non-recourse or exculpation provisions in the Note, this Security Instrument or the Other Security Documents, and Borrower is fully and personally liable for the obligations pursuant to Sections 13.2 and 13.3. The liability of Borrower is not limited to the original principal amount of the Note. Notwithstanding the foregoing, subject to applicable law, nothing herein shall inhibit or prevent Lender from foreclosing pursuant to this Security Instrument or exercising any other rights and remedies pursuant to the Note, this Security Instrument and the Other Security Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower, whether or not action is brought against any other person or entity or whether or not any other person or entity is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in Article 12.

            Section 11.11 Right of Entry. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times upon reasonable notice.

                                  ARTICLE XII

                              ENVIRONMENTAL HAZARDS

            Section 12.1 Environmental Representations and Warranties. Borrower represents and warrants, based upon an environmental assessment of the Property and information that Borrower knows or should reasonably have known, that except as disclosed to Lender in the Environmental Report (herein defined): (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws (defined below) and if required pursuant to said Environmental Laws, have permits issued pursuant thereto and (ii) other than Hazardous Substances that consist of cleaning or other products commonly used in connection with the routine maintenance and repair of the Property or the ordinary use of the Property as a shopping center, or otherwise fully disclosed to Lender in writing pursuant to the written reports resulting from the environmental assessments of the Property and other documentation delivered to Lender (collectively, the "ENVIRONMENTAL REPORT"); (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in violation of any Environmental Law and which would require Remediation (defined below) in, on, under or from the Property except as described in the Environmental Report; (c) there is no threat of any Release of Hazardous Substances migrating to the Property except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report; (e) Borrower does not know of, and has not received, any written or oral notice or other communication from any person or entity (including but not limited to a governmental entity) relating to Hazardous Substances or Remediation at, adjacent to, or in connection with, the Property, of possible liability of any person or entity pursuant to any Environmental Law at, adjacent to, or in connection with, the Property, other environmental conditions in connection with the Property, or any actual or threatened administrative or judicial proceedings in connection with any of the foregoing; and (f) Borrower has provided to Lender, in writing, any and all material information relating to environmental conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property. "ENVIRONMENTAL LAW" means any applicable present and future (during the term of this Security Instrument) federal, state, municipal, and local laws, statutes, ordinances, rules and regulations, as well as common law, relating to the protection of the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to the environment. "ENVIRONMENTAL LAW" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the Rivers and Harbors Appropriation Act. "ENVIRONMENTAL LAW" also includes, but is not limited to, any applicable present and future (during the term of the Security Instrument) federal, state and local laws, statutes, ordinances, rules and regulations, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in property; and imposing conditions or requirements in connection with permits or other authorization for lawful activity relating to environmental matters. "HAZARDOUS SUBSTANCES" means any chemical, material, gas, vapor, energy, radiation or substance (i) the presence of which requires or may hereafter require notification, investigation or remediation under any applicable Environmental Law; (ii) which is or becomes defined as a "hazardous waste", "hazardous material" or "hazardous substance" or "controlled industrial waste" or "pollutant" or "contaminant" under any present or future Environmental Law; (ii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any Governmental Authority; (iv) the presence of which on the Property poses a hazard to the Property or to the health or safety of persons or property on or about any Property; (v) without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds; (vi) without limitation, which contains PCBs or asbestos or urea formaldehyde foam insulation; or (vii) without limitation, which contains or emits radioactive particles, waves or material, including radon gas in amounts the presence of which poses or threatens to pose a hazard to the Property or to the health or safety of persons or property on or about the Property. "RELEASE" of any Hazardous Substance means any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances that is not in compliance with applicable Environmental Laws or a valid permit issued pursuant thereto. "REMEDIATION" means any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in Article 12.

            Section 12.2 Environmental Covenants. Borrower covenants and agrees that: (a) all uses and operations on or of the Property, whether by Borrower or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) other than Hazardous Substances that consist of cleaning or other products used in connection with the routine maintenance and repair of the Property or the ordinary use of the Property as a shopping center, or otherwise fully disclosed to Lender in writing; (d) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person or entity (the "ENVIRONMENTAL LIENS"); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 12.3 below, including but not limited to providing all reasonably relevant information and making knowledgeable persons available for reasonable interviews; (f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions relating to the Property (an "ENVIRONMENTAL ASSESSMENT"), pursuant to any reasonable written request of Lender (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Borrower shall use commercially reasonable efforts to cause the consultant to agree that Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; provided, however, that Borrower shall be responsible for the cost of such an Environmental Assessment no more often than once per twelve (12) month period unless Lender shall have a reasonable basis to believe that an environmental condition exists that is reasonably likely to result in a violation of Environmental Laws or the imposition of liability thereunder; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (ii) comply with any Environmental Law; (iii) comply with any directive from any governmental authority; provided, that, in any such event, if Borrower meets the Contest Requirements (as defined herein), Borrower shall have the right, at is own expense, to defend against or challenge any such governmental directives or requirements in accordance with applicable law; and
(iv) take any other reasonable action necessary or appropriate for protection of the environment; provided, that, in any such event, Borrower shall have the right to defend against or challenge any such governmental directives or requirements in accordance with applicable law; (h) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Borrower shall promptly notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property of which it has knowledge; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any threatened, or the imposition of any actual, Environmental Lien; (D) any Remediation of environmental conditions relating to the Property required or proposed by any governmental regulatory entity; and (E) any written or oral notice or other communication which Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any person or entity pursuant to any Environmental Law, or other environmental conditions, in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with environmental matters relating to the Property. For the purposes of this Security Instrument, the term "CONTEST REQUIREMENTS" shall mean: (i) Borrower has delivered prior written notice to Lender of its intention to contest such directive, (ii) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Security Documents; (iii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property; (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower or the Property is subject and shall not constitute a default thereunder; (v) neither the Property, any part thereof or interest therein, any of the tenants or occupants thereof, nor Borrower shall be affected in any material adverse way as a result of such proceeding; (vi) non-compliance with the directive shall not impose civil or criminal liability on Borrower or Lender; (vii) in the event that cost of compliance with the governmental directives or requirements will equal or exceed $1,000,000 in the reasonable discretion of Lender, Borrower shall have furnished the security as may be required by Lender to ensure compliance by Borrower with the directive; and (viii) Borrower shall have furnished to Lender all other items reasonably requested by Lender.

            Section 12.3 Lender's Rights. If an Event of Default exists or in the event that Borrower shall have failed to undertake the Environmental Assessment reasonably requested by Lender pursuant to Subsection 12.2(f) above, then Lender and any other person or entity designated by Lender, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, and any receiver appointed by any court of competent jurisdiction, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing using a nationally recognized environmental consultant reasonably acceptable to Borrower. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender.

                                  ARTICLE XIII

                                 INDEMNIFICATION

            Section 13.1 General Indemnification. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense) (the "LOSSES") imposed upon or incurred by or asserted against any Indemnified Parties and arising out of or in any way relating to any one or more of the following: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, this Security Instrument, or any Other Security Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Note or any of the Other Security Documents, whether or not suit is filed in connection with same, or in connection with Borrower and/or any member, partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument;
(g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with the Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Applicable Laws; (j) the enforcement by any Indemnified Party of the provisions of this Article 13; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan evidenced by the Note and secured by this Security Instrument; or (m) any misrepresentation made by Borrower in this Security Instrument or any Other Security Document; provided, however, that Borrower shall not be liable to an Indemnified Party for any Losses caused by the gross negligence or willful misconduct of such Indemnified Party. Any amounts payable to Lender by reason of the application of this Section 13.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this Article 13, the term "INDEMNIFIED PARTIES" means Lender and any person or entity who is or will have been involved in the origination of the Loan, any person or entity who is or will have been involved in the servicing of the Loan, any person or entity in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, Investors or prospective Investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

            Section 13.2 Mortgage and/or Intangible Tax. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the Other Security Documents.

            Section 13.3 ERISA Indemnification. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.2 or 5.9.

            Section 13.4 Environmental Indemnity. Simultaneously with this Security Instrument, Borrower and Alexander's, Inc. (collectively "INDEMNITOR") have executed and delivered that certain Environmental Indemnity Agreement dated the date hereof to Lender (the "ENVIRONMENTAL INDEMNITY"), which Environmental Indemnity is not secured by this Security Instrument.

            Section 13.5 Duty to Defend; Attorneys' Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them; provided, however, (a) the fees and expenses of such attorneys and other professionals shall be at the expense of such Indemnified Party unless (i) the employment thereof has been specifically authorized by Borrower; or (ii) in such claim or proceeding there is, in the reasonable opinion of independent counsel, a conflict of interest concerning any material issue between the position of Borrower and such Indemnified Party, (b) if the Indemnified Party decides to engage their own attorneys and other professionals due to a conflict of interest, then such Indemnified Party shall keep Borrower reasonably informed of the claim or action, and (c) no Indemnified Party or their independently engaged attorneys shall settle any such suit or claim without the approval of Borrower, which approval shall not be unreasonably withheld, conditioned or delayed. Upon demand, Borrower shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals required under this Section 13.3 to be paid by Borrower in connection therewith.

                                  ARTICLE XIV

                                     WAIVERS

            Section 14.1 Waiver of Counterclaim. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents, or the Obligations.

            Section 14.2 Marshalling and Other Matters. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

            Section 14.3 Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

            Section 14.4 Waiver of Foreclosure Defense. Borrower hereby waives any defense Borrower might assert or have by reason of Lender's failure to make any tenant or lessee of the Property a party defendant in any foreclosure proceeding or action instituted by Lender.

            Section 14.5 Sole Discretion of Lender. Wherever pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

            Section 14.6 Survival. The indemnifications made pursuant to Subsection 13.3 shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property

(but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto, including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Note or any of the Other Security Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Note or the Other Security Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto. The representations and warranties, covenants, and other obligations arising under Article 12, shall continue until the satisfaction of the Debt; provided, however, that, Borrower shall not be responsible for environmental conditions arising after the point in time that Lender takes actual possession of the Property by foreclosure or a deed in lieu thereof.

            SECTION 14.7 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                                   ARTICLE XV

                                   EXCULPATION

            Section 15.1 Exculpation. The provisions of Article 14 of the Note are hereby incorporated by reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

                                  ARTICLE XVI

                                     NOTICES

            Section 16.1 Notices. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            If to Borrower:   Alexander's Kings Plaza, LLC and
                              Alexander's of Kings, LLC
                              c/o Vornado Realty Trust
                              210 Route 4 East
                              Paramus, New Jersey 07652
                              Attention:  Chief Financial Officer
                              Facsimile No.: (201) 708-6210


            With a copy to:   Winston & Strawn
                              200 Park Avenue
                              New York, New York 10166
                              Attention:  Peter J. Korda, Esq.
                              Facsimile No.: (212) 294-4700

                                       and

                              Vornado Realty Trust
                              210 Route 4 East
                              Paramus, New Jersey 07652
                              Attention:  Vice President for Real Estate
                              Facsimile No.:  (201) 708-6207


            If to Lender:     Morgan Guaranty Trust Company of New York
                              Commercial Mortgage Finance Group
                              60 Wall Street
                              New York, New York  10260
                              Attention:  Nancy Alto
                              Facsimile No.:  (212) 648-5274



                              and

                              Morgan Guaranty Trust Company of New York
                              Legal Department
                              270 Park Avenue, 39th Floor
                              New York, New York 10017
                              Attention:  Ronald A. Wilcox, Esq.
                              Facsimile No.: (212) 270-2934


            With a copy to:   Cadwalader, Wickersham & Taft
                              100 Maiden Lane
                              New York, New York 10038
                              Attention:  William P. McInerney, Esq.
                              Facsimile No.: (212) 504-6666


or addressed as such party may from time to time designate by written notice to the other parties.

            Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

            For purposes of this Subsection, "BUSINESS DAY" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.


                                  ARTICLE XVII

                               SERVICE OF PROCESS

            Section 17.1 Consent to Service. (a) Borrower will maintain a place of business or an agent for service of process in New York, New York and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, and if it at that time has no place of business in New York, New York, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

            (b) Borrower initially and irrevocably designates its Chief Financial Officer, with offices on the date hereof at c/o Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652, to receive for and on behalf of Borrower service of process in New York, New York with respect to this Security Instrument.

            Section 17.2 Submission to Jurisdiction. With respect to any claim or action arising hereunder or under the Note or the Other Security Documents, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Security Instrument brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

            Section 17.3 Jurisdiction Not Exclusive. Nothing in this Security Instrument will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.


                                  ARTICLE XVIII

                                 APPLICABLE LAW

            Section 18.1 Choice of Law. THIS SECURITY INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

NEW YORK, PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN OF THIS SECURITY INSTRUMENT, AND THE DETERMINATION OF DEFICIENCY JUDGMENTS, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

            Section 18.2 Usury Laws. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

            Section 18.3 Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.


                                   ARTICLE XIX

                                SECONDARY MARKET

            Section 19.1 Transfer of Loan. Lender may, at any time, sell, transfer or assign the Note, this Security Instrument and the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein (the "Participations") or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities").

            Section 19.2 Cooperation. Borrower, Guarantor and Indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Article 19 in accordance with the terms and conditions of that certain letter agreement, dated the date hereof, by and among Lender, Borrower and Guarantor (the "Cooperation Letter").

            Section 19.3 Reserves/Escrows. In the event that Securities are issued in connection with the Loan, all funds held by Lender in escrow or pursuant to reserves in accordance with this Security Instrument or the Other Security Documents shall be deposited in eligible accounts at eligible institutions as then defined and required by the Rating Agencies and shall continue to be governed in all respects by the provisions of this Security Instrument and the Other Security Documents.

            Section 19.4 Servicer. At the option of Lender, the Loan may be serviced by a servicer/trustee (the "SERVICER") selected by Lender and Lender may delegate all or any portion of its responsibilities under the Note, this Security Instrument and the Other Security Documents to the Servicer pursuant to a servicing agreement (the "SERVICING AGREEMENT") between Lender and Servicer.


                                   ARTICLE XX

                                      COSTS

            Section 20.1 Performance at Borrower's Expense. Borrower acknowledges and confirms that Lender shall impose certain administrative processing fees in connection with (a) the extension, renewal, modification, amendment and termination of the Loan, (b) the release or substitution of collateral therefor, or (c) obtaining certain material consents, waivers and approvals with respect to the Property, (the occurrence of any of the above shall be called an "EVENT"). Such fees shall be the reasonable and customary fees that the Lender would charge for other first class properties located in the City of New York and comparable to the Property and Borrower further acknowledges and confirms that it shall be responsible for the payment of all reasonable costs of reappraisal of the Property or any part thereof when required by law, regulation, or any governmental or quasi-governmental authority. Borrower hereby acknowledges and agrees to pay within ten (10) days after demand therefor all such reasonable fees (as the same may be increased or decreased from time to time), and any additional reasonable out of pocket costs and expenses which may be incurred by Lender from time to time upon the occurrence of any Event. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of Lender.

            Section 20.2 Attorney's Fees for Enforcement. (a) Borrower shall pay all reasonable legal fees incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and the Other Security Documents and (ii) the items set forth in Section 20.1 above, and (b) Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Property or Personal Property or in collecting any amount payable under the Note, this Security Instrument or the Other Security Documents, or in enforcing its rights hereunder with respect to the Property or Personal Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower.

                                   ARTICLE XXI

                                   DEFINITIONS

            Section 21.1 General Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" or "Person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.


                                  ARTICLE XXII

                            MISCELLANEOUS PROVISIONS

            Section 22.1 No Oral Change. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

            Section 22.2 Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

            Section 22.3 Inapplicable Provisions. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

            Section 22.4 Headings, Etc. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

            Section 22.5 Duplicate Originals; Counterparts. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

            Section 22.6 Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

            Section 22.7 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Note and the Other Security Documents and the performance and discharge of the Other Obligations.

            Section 22.8 Future Assignment of Mortgage. (a) If a Defeasance is to occur under the Note and this Security Instrument and Borrower has specified in the notice delivered pursuant to the Note that it intends to effectuate the Defeasance in a manner which will permit the assignment of the Note and this Security Instrument, or the Parking Note (as defined in the Note) and a portion of this Security Instrument, to a new lender providing a portion of the monies necessary to acquire the Defeasance Collateral in order to save mortgage recording tax, Borrower and Lender shall cooperate to effect such proposed assignment in the manner herein provided and, in the case of a Parking Release (as defined in the Note), such cooperation shall include the amendment, severance and/or substitution of this Security Instrument into two security instruments, one of which will cover the Parking Land and one of which will cover the remaining portion of the Property. To that end, Borrower, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered to Lender substitute security instruments in the amount of the Parking Note and the remainder of the outstanding principal balance of the Note and otherwise complying with the provisions of Article 5 of the Note for a Parking Defeasance. Lender shall assign the Note and this Security Instrument, or the Parking Note and the severed portion of this Security Instrument, each without recourse, covenant or warranty of any nature, express or implied, to such new lender designated by Borrower provided that Borrower or an affiliate of Borrower
(i) has caused to be delivered to such new lender a substitute note executed by Borrower to be secured by the Defeasance Collateral pursuant to the Defeasance Security Agreement between Borrower and such new lender (such substitute note to have the same term, interest rate, unpaid principal balance and all other material terms and conditions of the Note, or the Parking Note, as applicable, which substitute note, together with the Defeasance Security Agreement and the rights of such new lender in and to the Defeasance Collateral, shall be assigned by such new lender to Lender simultaneously with the assignment of the Note and this Security Instrument by Lender, or the Parking Note and the severed portion of the Security Instrument, and (ii) has complied with all other provisions of the Note and this Security Instrument to the extent not inconsistent with this
Section 22.8. In addition, any such assignment shall be conditioned on the following: (A) payment by Borrower of (I) Lender's then customary administrative fee for processing assignments of mortgage; (II) the reasonable expenses of Lender incurred in connection therewith; and (III) Lender's reasonable attorney's fees for the preparation, delivery and performance of such an assignment and the transactions contemplated hereby; (B) Borrower shall have caused the delivery of an executed Statement of Oath under Section 275 of the New York Real Property Law; (C) such new lender shall materially modify the Note or the Parking Note, as applicable, such that it shall be treated as a new loan for federal tax purposes; (D) such an assignment is not then prohibited by any federal, state or local law, rule, regulation, order or by any other governmental authority; (E) such assignment and the activities described above do not constitute a prohibited transaction for any REMIC Trust formed pursuant to a Securitization and will not disqualify such REMIC Trust as a "real estate mortgage investment conduit" within the meaning of Section 860D of the IRS Code as a result of such assignment and the Defeasance, and an opinion of counsel to Borrower to that effect is delivered to Lender in a form that would be reasonably satisfactory to a prudent lender; and (F) Borrower shall provide such other opinions, items, information and documents which a prudent lender would reasonably require to effectuate such assignment. Borrower shall be responsible for all taxes, recording fees and other charges payable in connection with any such assignment. Borrower agrees that the assignment of the Note and this Security Instrument, or the Parking Note and the severed portion of the Security Instrument, to a new lender and the assignment of the substitute note, the Defeasance Collateral and the Defeasance Security Agreement by the new lender to Lender shall be accomplished by an escrow closing conducted through an escrow agent reasonably satisfactory to Lender and pursuant to an escrow agreement reasonably satisfactory to Lender in form and substance.

            (b) Upon written request of Borrower at a time when prepayment is permitted under the Note, Lender shall, within thirty (30) days of such request, assign the Note and this Mortgage, each without recourse, covenant or warranty of any nature, express or implied, to a new lender designated by Borrower upon Borrower's payment in full of the Debt and satisfaction in full of any and all other liabilities and obligations set forth in the Loan Documents and payment of all customary fees (including reasonable attorney fees) for any assignment of this Security Instrument.

            Section 22.9 Brokers. Lender hereby represents that it has dealt with no broker in connection with this transaction.

            Section 22.10 Withholdings. If, pursuant to the terms of this Security Agreement, the Loan is transferred to any transferee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor shall cause such transferee, concurrently with the effectiveness of such transfer, (a) to furnish to the transferor and Borrower the applicable United States Internal Revenue Service Form (wherein such transferee claims entitlement to complete exemption from United States federal withholding tax on all interest payments hereunder) and (b) to agree, for the benefit of the transferor and Borrower, to provide the transferor and Borrower a new applicable United States Internal Revenue Service Form upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by such transferee, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption. However, in the event that any change in law, rule, regulation, treaty or directive, or in the interpretation or application thereof (a "LAW CHANGE"), has occurred prior to the date on which any delivery pursuant to the preceding sentence would otherwise be required which renders such forms inapplicable, or which would prevent such transferee from duly completing and delivering any such forms, such transferee shall not be obligated to deliver such forms but shall, promptly following such Law Change, but in any event prior to the time the next payment hereunder is due following such Law Change, advise Borrower in writing whether it is capable of receiving payments without any deduction withholding of taxes.


                                  ARTICLE XXIII

                         ADDITIONAL NEW YORK PROVISIONS

            Section 23.1 Controlling Provisions. In the event of any inconsistencies between the terms and conditions of Articles 1-22 of this Security Instrument and Article 23, the terms of Article 23 shall control and be binding.

            Section 23.2 Commercial Property. Borrower represents that this Security Instrument does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

            Section 23.3 Maximum Principal Indebtedness. Notwithstanding anything to the contrary contained herein, the maximum amount of principal indebtedness secured by the Security Instrument or which under any contingency may be secured by the Security Instrument is $223,000,000.

            Section 23.4 Insurance Proceeds. In the event of any conflict, inconsistency or ambiguity between the provisions of Sections 3.3 and 4.4 hereof and the provisions of Subsection 4 of Section 254 of the Real Property Law of New York covering the insurance of buildings against loss by fire, the provisions of Sections 3.3 and 4.4 hereof shall control.

            Section 23.5 Trust Fund. Pursuant to Section 13 of the lien law of New York, Borrower shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement on the Property before using any part of the total of the same for any other purpose.

            Section 23.6 Section 291-f Agreement. This Security Agreement is intended to be, and shall operate as, the agreement described in Section 291-f of the Real Property Law of the State of New York and shall be entitled to the benefits afforded thereby. Borrower shall (unless such notice is contained in such tenant's Lease) deliver notice of this Security Agreement in form and substance acceptable to Lender, to all present and future holders of any interest in any Lease, by assignment or otherwise, and shall take such other action as may now or hereafter be reasonably required to afford Lender the full protections and benefits of Section 291-f. Borrower shall request the recipient of any such notice to acknowledge the receipt thereof.

                         [NO FURTHER TEXT ON THIS PAGE]

                                   DEFINITIONS

            The terms set forth below are defined in the following Sections of this Security Instrument:

            (a)         Additional Collateral: Article 3, Subsection 3.17(b);

            (b)         ADSB: Article 5, Subsection 5.6(h);

            (c)         Affiliated Loan: Article 3, Subsection 3.11(k);

            (d)         Affiliated Manager: Article 8, Section 8.1;

            (e)         AKPC: Article 5, Subsection 5.6(h);

            (f)         Anchor Lease: Article 3, Subsection 3.7(d);

            (g)         Applicable Laws: Article 3, Subsection 3.10(a);

            (h)         Approved Bank: Article 3, Subsection 3.17(a)(2);

            (i)         Approved Document: Article 3, Subsection 3.7(j)(2);

            (j)         Approved Information: Article 3, Subsection 3.7(j)(2);

            (k)         Award: Article 3, Section 3.6;

            (l)         Borrower: Preamble, and Article 21, Section 21.1;

            (m)         Business Day: Article 16, Section 16.1;

            (n)         Business Party: Article 4, Subsection 4.3(t);

            (o)         Cash Management Agreement: Article 1, Subsection 1.1(p);

            (p)         Casualty Consultant: Article 4, Subsection 4.4(b)(iv);

            (q)         Casualty Restoration: Article 3, Subsection 3.3(h);

            (r)         Casualty Retainage: Article 4, Subsection 4.4(b)(iv);

            (s)         City Leased Land: Recitals;

            (t)         Condemnation Proceeds: Article 4, Section 4.4(b);

            (u)         Condemnation Restoration: Article 3, Subsection 3.6;

            (v)         Contest Requirements: Article 12, Section 12.2;

            (w)         Cooperation Letter: Article 19, Section 19.2;

            (x)         COREA: Article 5, Subsection 5.6(h);

            (y)         Creditors Rights Laws: Article 10, Subsection 10.1(f);

            (z)         Debt: Article 2, Section 2.1;

            (aa)        Debt Service: Article 3, Subsection 3.17(a)(7);

            (bb) Debt Service Coverage Ratio or DSCR: Article 3, Subsection 3.17(a)(2);

            (cc)        Default Rate: Article 10, Section 10.3;

            (dd)        Environmental Assessment: Article 12, Section 12.2;

            (ee)        Environmental Indemnity: Article 13, Section 13.4;

            (ff)        Environmental Law: Article 12, Section 12.1;

            (gg)        Environmental Liens: Article 12, Section 12.2;

            (hh)        Environmental Report: Article 12, Section 12.1;

            (ii)        ERISA: Article 4, Subsection 4.2(a);

            (jj)        Escrow Fund: Article 3, Section 3.5;

            (kk)        Event: Article 20, Section 20.1;

            (ll)        Event of Default: Article 10, Section 10.1;

            (mm)        Excess Amount: Article 3; Section 3.14;

            (nn)        Exchange Act Filing: Article 3, Subsection 3.11(i);

            (oo)        Expenses: Article 3, Subsection 3.17(a)(6);

            (pp)        Fee Land: Recitals;

            (qq)        Flood Insurance Acts: Article 3, Subsection 3.3(a)(vii);

            (rr)        Full Replacement Cost: Article 3, Subsection
                        3.3(a)(i)(A);

            (ss)        GAAP: Article 3, Subsection 3.11(a);

            (tt)        Gross Income: Article 3, Subsection 3.17(a)(5);

            (uu)        Ground Lease: Recitals, and Article 1, Subsection
                        1.1(a);

            (vv)        Ground Lease Escrow Fund: Article 3, Section 3.19;

            (ww)        Ground Lessor: Article 5, Subsection 5.25(a);

            (xx)        Guarantor: Article 10, Subsection 10.1(e);

            (yy)        Hazardous Substances: Article 12, Subsection 12.1(f);

            (zz)        Hypothetical Loan Amount: Article 3, Subsection 3.17(c);

            (aaa)       Improvements: Article 1, Subsection 1.1(e);

            (bbb)       Indemnified Parties: Article 13, Section 13.1;

            (ccc)       Indemnitor: Article 13, Section 13.4;

            (ddd)       Independent Director: Article 4, Subsection 4.3(t);

            (eee)       Insurance Premiums: Article 3, Subsection 3.3(b);

            (fff)       Insurance Proceeds: Article 4, Section 4.4(b);

            (ggg)       Kings Plaza LLC: Preamble;

            (hhh)       Land: Article 1, Subsection 1.1(c);

            (iii)       Law Change: Article 22, Section 22.10;

            (jjj)       Leases: Article 1, Subsection 1.1(h);

            (kkk)       Lender: Preamble and Article 21, Section 21.1;

            (lll)       Letter of Credit: Article 3, Subsection 3.17(1);

            (mmm)       Loan: Article 5, Subsection 5.12;

            (nnn)       Losses: Article 13, Section 13.1;

            (ooo)       Macy's: Article 5, Subsection 5.6(h);

            (ppp)       Major Lease: Article 3, Subsection 3.7(d);

            (qqq)       Management Agreement: Article 3, Subsection 3.16(a);

            (rrr)       Manager: Article 3, Subsection 3.16(a);

            (sss)       Net Proceeds: Article 4, Subsection 4.4(b);

            (ttt)       Net Proceeds Deficiency: Article 4, Subsection
                        4.4(b)(vi);

            (uuu)       New Mortgage: Recitals;

            (vvv)       New Note: Recitals;

            (www)       NOI: Article 3, Subsection 3.17(a)(4);

            (xxx)       Non-Consolidation Opinion: Article 3, Subsection 3.15;

            (yyy)       Non-Major Lease: Article 3, Subsection 3.7(a);

            (zzz)       Note: Article 21, Section 21.1;

            (aaaa)      Obligations: Article 2, Section 2.3;

            (bbbb)      Offering Document Date: Article 3, Subsection
                        3.11(f)(iv);

            (cccc)      Original Mortgages: Recitals;

            (dddd)      Original Notes: Recitals;

            (eeee)      Other Charges: Article 3, Subsection 3.4(a);

            (ffff)      Other Obligations: Article 2, Section 2.2;

            (gggg)      Other Security Documents: Article 3, Section 3.2;

            (hhhh)      Overhang Lease: Recitals;

            (iiii)      Overhang Leased Land: Recitals;

            (jjjj)      Parking Land: Recitals;

            (kkkk)      Parking LLC: Preamble;

            (llll)      Parking Management Agreement: Article 3, Subsection
                        3.16(b);

            (mmmm)      Parking Manager: Article 3, Subsection 3.16(b);

            (nnnn)      Participations: Article 19, Section 19.1;

            (oooo)      Permitted Exceptions: Article 5, Section 5.1;

            (pppp)      Personal Property: Article 1, Subsection 1.1(g);

            (qqqq)      Plaza LLC: Preamble;

            (rrrr)      Policies/Policy: Article 3, Subsection 3.3(b);

            (ssss)      Power Plant License: Article 4, Subsection 4.3(j);

            (tttt)      Principal: Article 4, Section 4.3;

            (uuuu)      Property: Article 1, Section 1.1 and Article 21, Section
                        21.1;

            (vvvv)      Qualified Insurer: Article 3, Subsection 3.3(b);

            (wwww)      Qualified Manager: Article 3, Subsection 3.16(a);

            (xxxx)      Rating Agency: Article 3, Subsection 3.3(b);

            (yyyy)      Rating Criteria: Article 3, Subsection 3.17(a)(8);

            (zzzz)      Reduced AC Amount: Article 3, Subsection 3.17(c);

            (aaaaa)     Release: Article 12, Section 12.1;

            (bbbbb)     Remediation: Article 12, Section 12.1;

            (ccccc)     Renewal Lease: Article 3, Subsection 3.7(a);

            (ddddd)     Rents: Article 1, Subsection 1.1(h);

            (eeeee)     Reserve Funds: Section 3.26;

            (fffff)     Restoration: Article 3, Subsection 3.6;

            (ggggg)     Restricted Party: Article 8; Section 8.1;

            (hhhhh)     Sale or Pledge: Article 8, Section 8.1;

            (iiiii)     Securities: Article 19, Section 19.1;

            (jjjjj)     Security Deposits: Article 3, Subsection 3.7(i);

            (kkkkk)     Security Instrument: Preamble;

            (lllll)     Servicer: Article 19, Section 19.4

            (mmmmm)     Servicing Agreement: Article 19, Section 19.4

            (nnnnn)     SNDA: Article 3, Subsection 3.7(g);

            (ooooo)     Standard Statements: Article 3, Subsection 3.11(f)(i);

            (ppppp)     Summary Information: Article 3, Subsection 3.7(j);

            (qqqqq)     Taxes: Article 3, Subsection 3.4(a);

            (rrrrr)     Threshold Amount: Article 3, Section 3.14;

            (sssss)     Transfer: Article 8, Subsection 8.2(a);

            (ttttt)     Transferee: Article 8, Subsection 8.2(c)(ii);

            (uuuuu)     UCC Collateral: Article 1, Section 1.3;

            (vvvvv)     Uniform Commercial Code: Article 1, Subsection 1.1(g);

            (wwwww)     Vacancy Rate: Article 3, Subsection 3.17(a)(9);

            (xxxxx)     Vornado: Article 8, Subsection 8.3(b)(ii); and

            (yyyyy)     Vornado Affiliate: Article 8, Subsection 8.3(d).

            IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower the day and year first above written.


                                    BORROWER:

                                    ALEXANDER'S KINGS PLAZA, LLC, a Delaware
                                       limited liability company




                                       By: /s/ Joseph Macnow
                                          --------------------------------------
                                       Name:  Joseph Macnow
                                       Title: Executive President


                                    ALEXANDER'S OF KINGS, LLC, a Delaware
                                       limited liability company




                                       By: /s/ Joseph Macnow
                                          --------------------------------------
                                       Name:  Joseph Macnow
                                       Title: Executive President


                                    KINGS PARKING, LLC, a Delaware limited
                                       liability company




                                       By: /s/ Joseph Macnow
                                          --------------------------------------
                                       Name:  Joseph Macnow
                                       Title:  Executive President

                                     LENDER:

                                    MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK, a New York banking corporation




                                       By: /s/ Steven Z. Schwartz
                                          --------------------------------------
                                       Name: Steven Z. Schwartz
                                       Title: Managing Director

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )


            On the 25 day of May, 2001, before me, the undersigned, personally appeared Joseph Macnow, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                       /s/ Saralyn Vasile
                                      ------------------------------------------
                                      Signature and Office of individual
                                      taking acknowledgment

                                               SARALYN VASILE
                                      NOTARY PUBLIC, State of New York
                                               No. 43-4992597
                                         Qualified in Suffolk County
                                         Commission Expires: 4/3/02


STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )


            On the 25 day of May, 2001, before me, the undersigned, personally appeared Joseph Macnow, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                       /s/ Saralyn Vasile
                                      ------------------------------------------
                                      Signature and Office of individual
                                      taking acknowledgment

                                               SARALYN VASILE
                                      NOTARY PUBLIC, State of New York
                                               No. 43-4992597
                                         Qualified in Suffolk County
                                         Commission Expires: 4/3/02

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )


            On the 25 day of May, 2001, before me, the undersigned, personally appeared Joseph Macnow, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                       /s/ Saralyn Vasile
                                      ------------------------------------------
                                      Signature and Office of individual
                                      taking acknowledgment

                                               SARALYN VASILE
                                      NOTARY PUBLIC, State of New York
                                               No. 43-4992597
                                         Qualified in Suffolk County
                                         Commission Expires: 4/3/02

                            (Lender's Acknowledgment)



STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )


            On the 31st day of May, 2001, before me, the undersigned, personally appeared Steven Z. Schwartz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                       /s/ Barbara Lau
                                      ------------------------------------------
                                      Signature and Office of individual
                                      taking acknowledgment

                                               BARBARA LAU
                                      Notary Public, State of New York
                                               No. 01LA6054795
                                         Qualified in Queens County
                                      Commission Expires Feb. 12, 2003

                                    EXHIBIT A

                                   EXHIBIT A-1

                                    FEE LAND
AS TO PARCEL I

ALL that certain plot, piece or parcel of land with the building and improvements thereon erected, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (200 feet wide);

RUNNING THENCE northeasterly along the southeasterly side of Avenue U, 930 feet;

THENCE southeasterly at 90 degrees to said Avenue U, 859.02 feet to the Conditional United States Pierhead & Bulkhead Line;

THENCE southerly along the Conditional United States Pierhead & Bulkhead Line and forming an interior angle of 125 degrees 54 minutes 14.6 seconds with the last mentioned course 827.16 feet;

THENCE northwesterly forming an interior angle of 54 degrees 5 minutes 45.4 seconds with the last mentioned course, 644.08 feet to a point on a line drawn parallel with Avenue U (80 feet wide) and 700 feet southeasterly therefrom;

THENCE southwesterly parallel with said Avenue U and 90 degrees to the last mentioned course 171.76 feet to a point on the prolongation of the centerline of former Hinsdale Avenue;

THENCE northwesterly along said prolongation of the center line of former Hinsdale Avenue and forming an interior angle of 92 degrees 14 minutes 48 seconds with the last mentioned course, 425.33 feet to a point on a line drawn parallel with Avenue U (80 feet wide) and 275 feet southwesterly therefrom;

THENCE southwesterly parallel with said Avenue U and forming an exterior angle of 92 degrees 14 minutes 48 seconds with the last mentioned course 71.59 feet to northeasterly side of Flatbush Avenue (100 feet wide);

THENCE northwesterly along the said northeasterly side of Flatbush Avenue 275 feet to the point or place of BEGINNING.

EXCEPTING and excluding therefrom the following described premises: ALL those certain plots, pieces or parcels of land, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:


                                     A-1-1

BEGINNING at an interior angle on a line drawn at right angles to Avenue U through a point thereon distant 713 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being 25 feet southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line;

RUNNING THENCE northeasterly parallel with Avenue U, 239 feet;

THENCE southeasterly 90 degrees to the last mentioned course, 377 feet 10 inches;

THENCE southwesterly at 90 degrees to the last mentioned course, 239 feet;

THENCE northwesterly at 90 degrees to the last mentioned course, 170 feet 6 inches;

THENCE southwesterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE northwesterly at 90 degrees to the last mentioned course, 66 feet;

THENCE northeasterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE northwesterly at 90 degrees to the last mentioned course, 141 feet 4 inches to the point or place of BEGINNING.


                                      A-1-2

                                   EXHIBIT A-2

                              OVERHANG LEASED LAND

AS TO PARCEL III:

That certain leasehold estate created under and existing by virtue of that certain lease made between Flatbrook Properties Corp., as landlord, and Kings Plaza Shopping Center of Flatbush Avenue, Inc., and Kings Plaza Shopping Center of Avenue U, Inc., as tenants in common, dated as of February 1, 1970 and recorded May 27, 1970 in Reel 413 page 158, as assigned to Alexander's Department Stores of Brooklyn, Inc., by Assignment and Assumption of Tenant's Interest in the Overhang Leases from Kings Plaza Shopping Center of Avenue U, Inc., dated June 18, 1998 and recorded July 31, 1998 in Reel 4251 page 1506, as assigned to Alexander's Kings Plaza Center, Inc., by Assignment and Assumption of Overhang Leases from Alexander's Department Stores of Brooklyn, Inc., dated as of June 18, 1998 and recorded July 31, 1998 in Reel 4251 page 1533, which lease as assigned was memorialized by Memorandum of Macy's Overhang Lease made between Macy's Kings Plaza Real Estate, Inc., as landlord, and Alexander's Kings Plaza Center, Inc., as tenant, dated June 18, 1998 and recorded July 31, 1998 in Reel 4251 page 1543.

AS TO PARCEL IIIA:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 713 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide); said point being 232 feet 4 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line;

RUNNING THENCE southeasterly at 90 degrees to said Avenue U, 166 feet 10-1/2 inches more or less to the southeasterly face of a wall which is the extension southwesterly of the southeasterly wall of Landlord's department store building;

THENCE northeasterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of said wall, 21 feet 6 inches more or less to the southwesterly face of another wall;

THENCE northwesterly at approximately 90 degrees to the last mentioned course and along the said southwesterly face to the last mentioned wall, 171 feet 1/2 inch more or less to the southeasterly face of another wall;

THENCE southwesterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of the said last mentioned wall, 45 feet more or less to the southwesterly face of the signband at the front of the southeasterly building leased hereunder;


                                      A-2-1

THENCE southeasterly at approximately 90 degrees to the last mentioned course and along the southwesterly face of the said signband 4 feet 2 inches more or less to a point distant 232 feet 4 inches southeasterly from said Avenue U measured along a line drawn at right angles thereto;

THENCE northeasterly at 90 degrees to the last mentioned line, 23 feet 6 inches more or less to the point or place of BEGINNING.

NOTE: Flatbush Avenue having been widened to 200 feet.

AS TO PARCEL IIIB:

Upper Level

BEGINNING at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 713 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being at the intersection of said line with the southeasterly face of a wall which is approximately 59 feet 11 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line;

THENCE northeasterly at approximately 90 degrees to said line and along the said southeasterly face of said wall, 18 feet 9-1/2 inches more or less to the southwesterly face of another wall;

THENCE southeasterly at approximately 90 degrees to the last mentioned course and along the said southwesterly face of said last mentioned wall, 33 feet 7 inches more or less to the southeasterly face of another wall;

THENCE northeasterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of said wall 2 feet 8-1/2 inches more or less to the southwesterly face of another wall;

THENCE southeasterly at approximately 90 degrees to the last mentioned course and along the southwesterly face of said wall, 76 feet 11 inches more or less to the northwesterly face of another wall;

THENCE southwesterly at approximately 90 degrees to the last mentioned course and along the said northwesterly face of said last mentioned wall, 43 feet 11 inches more or less to the southwesterly face of another wall;

THENCE southeasterly at approximately 90 degrees to the last mentioned course and along the southwesterly face of said last mentioned wall and the extension thereof southeasterly 8 feet 11 inches to the southeasterly face of the signband at the front of the upper level of the northwesterly building leased hereunder;


                                      A-2-2

THENCE southwesterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of the said signband 5 feet 10 inches more or less to a point on a line drawn at right angles to said Avenue U from a point on said Avenue U distant 684 feet 11 inches northeasterly from the corner of Avenue U and Flatbush Avenue;

THENCE northwesterly along said line 13 feet more or less to a point distant 166 feet 4 inches southeasterly from said Avenue U measured along said line;

THENCE northeasterly at 90 degrees to the last mentioned course, 28 feet 3 inches;

THENCE northwesterly at 90 degrees to the last mentioned course, 106 feet 5 inches more or less to the point or place of BEGINNING.

EXCEPTING from Parcel II (Upper Level) so much thereof as lies below the lower surface of the second floor slab situated below said premises.

NOTE: Flatbush Avenue having been widened to 200 feet.

AS TO PARCEL IIIC:

Lower Level

BEGINNING at an interior point on a line drawn at right angles to Avenue U through a point thereon distant 713 feet 2 inches northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue (100 feet wide), said point being at the intersection of said line with the southeasterly face of a wall which is approximately 59 feet 11 inches southeasterly from the southeasterly side of Avenue U (80 feet wide) measured along said line;

THENCE northeasterly at approximately 90 degrees to said line and along the said southeasterly face of said wall 18 feet 9-1/2 inches more or less to the southwesterly face of another wall;

THENCE southeasterly at approximately 90 degrees to the last mentioned course and along the said southwesterly face of said mentioned wall, 27 feet more or less to the southeasterly face of another wall;

THENCE northeasterly at approximately 90 degrees to the last mentioned course and along the said southeasterly face of said wall, 2 feet 8-1/2 inches more or less to the southwesterly face of another wall;

THENCE southeasterly at approximately 90 degrees to the last mentioned course and along the southwesterly face of said wall 83 feet 7 inches more or less to the northwesterly face of another wall;


                                     A-2-3

THENCE southwesterly at approximately 90 degrees to the last mentioned course and along the said northwesterly face of said last mentioned wall, 45 feet more or less to the southwesterly face of the signband at the front of the lower level of the northwesterly building leased hereunder;

THENCE northwesterly at approximately 90 degrees to the last mentioned course and along the said southwesterly face of the said signband 4 feet 2 inches more or less to a point distant 166 feet 4 inches southeasterly from said Avenue U measured along a line drawn at right angles thereto;

THENCE northeasterly at 90 degrees to the last mentioned line, 23 feet 6 inches more or less to a point distant 166 feet 4 inches southeasterly from said Avenue U measured along the line drawn at right angles thereto from a point thereon distant 713 feet 2 inches northeasterly from the corner of Avenue U and Flatbush Avenue;

THENCE northwesterly at 90 degrees to said Avenue U, 106 feet 5 inches more or less to the point or place of BEGINNING.

EXCEPTING from Parcels IIIA, IIIB (Upper Level) and IIIC so much thereof as lies above the lower surface of the third floor slab situated over said premises;

TOGETHER with the right to affix to the above mentioned second and third floor slabs and to the above mentioned walls portion of the buildings leased hereunder and pipes, ducts, conduits and other installations therein.

TOGETHER also with so much of the land of Landlord outside the exterior walls of the said department store building and the buildings leased hereunder as is occupied on the southwesterly side thereof by the Covered Mall structure and a sidewalk of the Kings Plaza Shopping Center, said land being in each case a strip approximately 5 feet in width.

NOTE: Flatbush Avenue having been widened to 200 feet.


                                      A-2-4

                                   EXHIBIT A-3

                                CITY LEASED LAND

AS TO PARCEL IV:

That certain leasehold estate created under and existing by virtue of that certain lease made by the City of New York, acting by its Commissioner of Marine and Aviation, as landlord, and U&F Realty Corp., as tenant, dated November 29, 1967 and recorded June 10, 1970 in Reel 416 page 286 as amended, as assigned to Kings Plaza Shopping Center of Flatbush Avenue, Inc., and Kings Plaza Shopping Center of Avenue U, Inc., by Assignment and Assumption Agreement of U&F Realty Corp., dated as of January 27, 1970 and recorded June 10, 1970 in Reel 416 page 354, as assigned to Alexander's Department Stores of Brooklyn, Inc., by Assignment and Assumption of City Lease, dated as of June 18, 1998 and recorded July 31, 1998 in Reel 4251 page 1500.

AS TO PARCEL IV:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at a point on the northeasterly side of Flatbush Avenue, (200 feet wide) distant 275 feet southeasterly from the corner formed by the intersection of the southeasterly side of Avenue U (80 feet wide) with the northeasterly side of Flatbush Avenue;

RUNNING THENCE northeasterly parallel with Avenue U, 71.59 feet to the prolongation of the center line of former Hinsdale Avenue;

THENCE southeasterly along the prolongation of the center line of former Hinsdale Avenue, 425.33 feet to a point on a line drawn parallel with and distant 700 feet southeasterly from the southeasterly side of Avenue U and 88.29 feet northeasterly from the northwesterly side of Flatbush Avenue measured along said line;

THENCE northeasterly parallel with Avenue U, 171.76 feet to the prolongation of the center line of the block between East 52nd Street and East 53rd Street;

THENCE southeasterly along the prolongation of said center line of the block,
644.08 feet to the conditional United States Pierhead and Bulkhead Line approved by the Secretary of War, May 1, 1911;

THENCE southerly along said Pierhead and Bulkhead Line, 247.03 feet;

THENCE northwesterly along a line 60 feet northeasterly from and parallel with Flatbush Avenue, 470.95 feet;


                                      A-3-1

THENCE southwesterly parallel with Avenue U, 60 feet to the northeasterly side of Flatbush Avenue; and

THENCE northwesterly along the northeasterly side of Flatbush Avenue, 743 feet to the point or place of BEGINNING.

ALL of the above Parcels I - IV together with all right, title, interest and easements as set out in that certain Construction, Operation and Reciprocal Easement Agreement and all Assignments and Amendments thereto as shown in Exception 4 of Schedule B, hereto.


                                      A-3-2

                                   EXHIBIT A-4

                                  PARKING LAND
AS TO PARCEL V:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southeasterly side of Avenue U, 80 feet wide, distant 1,030 feet northeasterly from the intersection of the southeasterly side of said Avenue U with the former northeasterly side of Flatbush Avenue, 100 feet wide, said point of beginning also being 960 feet northeasterly from the corner formed by the intersection of the southeasterly side of Avenue U, 110 feet wide as on Present City Map, with the northeasterly side of Flatbush Avenue 200 feet wide as on Present City Map, as measured along the southeasterly and northeasterly sides of Avenue U as on said Present City Map;

THENCE southeasterly at right angles to said Avenue U, 859.02 feet to the U.S. Pierhead & Bulkhead line of Mill Basin approved by the Secretary of War 5/1/1911;

THENCE northerly along said Pierhead & Bulkhead line 358.42 feet to a bend therein;

THENCE northeasterly still along the Pierhead & Bulkhead line and parallel with Avenue U, 61.30 feet;

THENCE northwesterly at right angles to Avenue U, 650 feet to the southeasterly side of Avenue U;

THENCE southwesterly along the southeasterly side of Avenue U, 350 feet to the point or place of BEGINNING.

NOTE: Flatbush Avenue having been widened to 200 feet.

                                    EXHIBIT B

                           (Description of Mortgages)

(1) Building Loan Mortgage dated June 27, 1969, in the amount of TWENTY THREE MILLION FIVE HUNDRED THOUSAND and 00/100 Dollars ($23,500,000.00) made by Kings Plaza Shopping Center of Flatbush Avenue Inc., and Kings Plaza Shopping Center of Avenue U, Inc. to R.H. Macy & Co., Inc. & Alexander's Inc. and recorded in the Kings County Clerk's Office on June 30, 1969, in Reel 344 page 153 ("MORTGAGE 1").

(2) Mortgage dated as of March 15, 1995 in the amount of THIRTY MILLION ONE HUNDRED and 00/100 Dollars ($30,000,100.00) made by Alexander's Inc. to First Fidelity Bank, National Association recorded in the Kings County Clerk's Office on March 17, 1995 in Reel 3481 page 1507 ("MORTGAGE 2");


(3) Spread Mortgage dated December 15, 1925, in the amount of ONE MILLION and 00/100 Dollars ($1,000,000.00) made by United Cigar Stores Company of America to New York Title & Mortgage Company and recorded in the Kings County Clerk's Office on December 18, 1925 in Liber 3648 page 59 ("MORTGAGE 3");


(4) Mortgage dated February 6, 1928, in the amount of FIVE HUNDRED FIFTY THOUSAND and 00/100 Dollars ($550,000.00) made by 164 E.59 St. Corporation to United Stores Realty Corporation recorded in the Kings County Clerk's Office on February 10, 1928 in Liber 3852 page 400 ("MORTGAGE 4");


(5) Mortgage dated December 15, 1961, in the amount of FIVE HUNDRED FIFTY THOUSAND FIVE HUNDRED EIGHTY THREE AND 16/100 Dollars ($550,583.16) made by Tillie Feldman to Equitable Life Assurance Society of the United States and recorded in the Kings County Clerk's Office on December 20, 1961, in Liber 6019 page 392 ("MORTGAGE 5")


(6) Mortgage dated as of December 21, 1971, in the amount of TWO HUNDRED NINETY SEVEN THOUSAND TWO HUNDRED FIFTY SEVEN AND 43/100 Dollars ($297,257.43) made by Grugo Equities, Inc. to United Mutual Savings Bank and recorded in the Kings County Clerk's Office on December 23, 1971, in Reel 226 page 13 ("MORTGAGE 6");


(7) Mortgage dated February 10, 1982, in the amount of FOUR HUNDRED TWO THOUSAND TWENTY NINE AND 96/100 Dollars ($402,029.96) made by Gogru Realty Corp. to Harlem Savings Bank and recorded in the Kings County Clerk's Office on February 22, 1982 in Reel 607 page 1532 ("MORTGAGE 7");

(8) Mortgage dated December 30, 1994 in the amount of TWENTY TWO MILLION ONE HUNDRED NINETY FOUR THOUSAND FORTY SEVEN AND 8/100 Dollars ($22,194,047.08) by Seven Thirty One Limited Partnership to Emanuel Gruss, Riane Gruss and Elizabeth Goldberg, dated December 30, 1994, and recorded in the Kings County Clerk's Office on January 12, 1995 in Reel 2173 page 123 ("MORTGAGE 8");


(9) Term Loan Fee and Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement dated June 18, 1998, in the amount of FIFTY MILLION EIGHT HUNDRED EIGHTY THREE THOUSAND EIGHT HUNDRED THIRTY SEVEN AND 37/100 Dollars ($50,883,837.37) made by Alexander's King Plaza Center, Inc., Kings Plaza Corp. and Alexander's Department Stores of Brooklyn, Inc. to Union Bank of Switzerland (New York Branch) and recorded in the Kings County Clerk's Office on July 31, 1998, in Reel 4251 page 1759 ("MORTGAGE 9");


       Mortgages 1 through 9 were consolidated to form a single lien of $90,000,000.00 pursuant to a Mortgage Consolidation, Modification and Spreader Agreement dated June 19, 1998 and recorded in the Kings County Clerk's Office on July 31, 1998 in Reel 4251 page 1809;


(10) Building Loan Fee and Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement dated as of August 9, 1999, in the amount of NINETEEN MILLION FIVE HUNDRED SIXTY SEVEN THOUSAND EIGHT HUNDRED and 00/100 Dollars ($19,567,800.00) made by Alexander's King Plaza Center, Inc., Kings Plaza Corp. and Alexander's Department Stores of Brooklyn, Inc. to UBS AG, Stamford Branch, as administrative agent for lenders and recorded in the Kings County Clerk's Office on September 17, 1999 in Reel 4587 page 956 ("MORTGAGE 10").


(11) Project Loan Fee and Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement dated as of August 9, 1999, in the amount of TEN MILLION FOUR HUNDRED THIRTY TWO THOUSAND TWO HUNDRED and 00/100 Dollars ($10,432,200.00) made by Alexander's King Plaza Center, Inc., Kings Plaza Corp. and Alexander's Department Stores of Brooklyn, Inc. to UBS AG, Stamford Branch, as administrative agent for lenders and recorded in the Kings County Clerk's Office on September 17, 1999 in Reel 4587 page 1006 ("MORTGAGE 11").

                                   EXHIBIT C
                                   ---------

-------------------------------------------------------------------------------


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                             (Lender)



                                    - and -


                           -------------------------
                                             (Tenant)




                      ------------------------------------

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

                      ------------------------------------

                      Dated:

                      Location:

                      Section:
                      Block:
                      Lot:
                      County:

                      PREPARED BY AND UPON
                      RECORDATION RETURN TO:

                      Messrs. Cadwalader, Wickersham & Taft
                      100 Maiden Lane
                      New York, New York 10038
                      Attention:

                      File No.:       41853.017

                      Title No.:


-------------------------------------------------------------------------------

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the
"AGREEMENT") is made as of the            day of                , 2001 by and
between MORGAN GUARANTY TRUST COMPANY OF NEW YORK, having an address at 60 Wall Street, New York, New York 10260-0060 ("LENDER") and
                                            , having an address at
("TENANT").


                                   RECITALS:

     A.   Lender is the present owner and holder of a certain mortgage and
security agreement (the "SECURITY INSTRUMENT"), dated                 , 2001,
given by Landlord (defined below) to Lender which encumbers the           estate
of Landlord in certain premises described in Exhibit A attached hereto (the "PROPERTY") and which secures the payment of certain indebtedness owed by Landlord to Lender evidenced by a certain promissory note, dated
          , 2001, given by Landlord to Lender (the "NOTE");

     B. Tenant is the holder of a leasehold estate in a portion of the Property under and pursuant to the provisions of a certain lease
dated                        ,        between                       , as
landlord ("LANDLORD") and Tenant, as tenant (the "LEASE"); and

     C. Tenant has agreed to subordinate the Lease to the Security Instrument and to the lien thereof and Lender has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.

                                   AGREEMENT:

     For good and valuable consideration, Tenant and Lender agree as follows:

     1. Subordination. Tenant agrees that the Lease and all of the terms, covenants and provisions thereof and all rights, remedies and options of Tenant thereunder are and shall at all times continue to be subject and subordinate in all respects to the Security Instrument and to the lien thereof including without limitation all renewals, increases, modifications, spreaders, consolidations, replacements and extensions thereof and to all sums secured thereby with the same force and effect as if the Security Instrument had been executed, delivered and recorded prior to the execution and delivery of the Lease.

     2. Non-Disturbance. Lender agrees that if any action or proceeding is commenced by Lender for the foreclosure of the Security Instrument or the sale of the Property, Tenant shall not be named as a party therein unless such joinder shall be required by law, provided, however, such joinder shall not result in the termination of the Lease or disturb the Tenant's possession or use of the premises demised thereunder, and the sale of the Property in any such action or proceeding and the exercise by

          Lender of any of its other rights under the Note or the Security Instrument shall be made subject to all rights of Tenant under the Lease, provided that at the time of the commencement of any such action or proceeding or at the time of any such sale or exercise of any such other rights (a) the term of the Lease shall have commenced pursuant to the provisions thereof, (b) Tenant shall be in possession of the premises demised under the Lease, (c) the Lease shall be in full force and effect and (d) Tenant shall not be in default under any of the terms, covenants or conditions of the Lease or of this Agreement on Tenant's part to be observed or performed.

     3. Attornment. Lender and Tenant agree that if Lender shall become the owner of the Property by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or otherwise, and the conditions set forth in Section 2 above have been met at the time Lender becomes owner of the Property, the Lease shall not be terminated or affected thereby but shall continue in full force and effect as a direct lease between Lender and Tenant upon all of the terms, covenants and conditions set forth in the Lease and in the event, Tenant agrees to attorn to Lender and Lender agrees to accept such attornment, provided, however, that the provisions of the Security Instrument shall govern with respect to the disposition of any casualty insurance proceeds or condemnation awards and Lender shall not be (a) obligated to complete any construction work required to be done by Landlord pursuant to the provisions of the Lease or to reimburse Tenant for any construction work done by Tenant,
          (b) liable (i) for Landlord's failure to perform any of its obligations under the Lease which have accrued prior to the date on which Lender shall become the owner of the Property, or (ii) for any act or omission of Landlord, whether prior to or after such foreclosure or sale, (c) required to make any repairs to the Property or to the premises demised under the Lease required as a result of fire, or other casualty or by reason of condemnation unless Landlord shall be obligated under the Lease to make such repairs and shall have received sufficient casualty insurance proceeds or condemnation awards to finance the completion of such repairs, (d) required to make any capital improvements to the Property or to the premises demised under the Lease which Landlord may have agreed to make, but had not completed, or to perform or provide any services not related to possession or quiet enjoyment of the premises demised under the Lease,
          (e) subject to any offsets, defenses, abatements or counterclaims which shall have accrued to Tenant against Landlord prior to the date upon which Lender shall become the owner of the Property, (f) liable for the return of rental security deposits, if any, paid by Tenant to Landlord in accordance with the Lease unless such sums are actually received by Lender, (g) bound by any payment of rents, additional rents or other sums which Tenant may have paid more than one (1) month in advance to any prior Landlord unless (i) such sums are actually received by Lender or (ii) such prepayment shall have been expressly approved of by Lender, (h) bound to make any payment to Tenant which was required under the Lease, or otherwise, to be made prior to the time Lender succeeded to Landlord's interest, (i) bound by any agreement amending, modifying or terminating the Lease made without Lender's prior written consent prior to the time Lender succeeded to Landlord's interest or
     (j) bound by any assignment of the Lease or sublease of the Property, or any portion thereof, made prior to the time Lender succeeded to Landlord's interest other than if pursuant to the provisions of the Lease.

4. Notice to Tenant. After notice is given to Tenant by Lender that the Landlord is in default under the Note and the Security Instrument and that the rentals under the Lease should be paid to Lender pursuant to the terms of the assignment of leases and rents executed and delivered by Landlord to Lender in connection therewith, Tenant shall thereafter pay to Lender or as directed by the Lender, all rentals and all other monies due or to become due to Landlord under the Lease and Landlord hereby expressly authorizes Tenant to make such payments to Lender and hereby releases and discharges Tenant from any liability to Landlord on account of any such payments.

5. Lender's Consent. Tenant shall not, without obtaining the prior written consent of Lender, (a) enter into any agreement amending, modifying or terminating the Lease, (b) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of the due dates thereof, (c) voluntarily surrender the premises demised under the Lease or terminate the Lease without cause or shorten the term thereof, or (d) assign the Lease or sublet the premises demised under the Lease or any part thereof other than pursuant to the provisions of the Lease; and any such amendment, modification, termination, prepayment, voluntary surrender, assignment or subletting, without Lender's prior consent, shall not be binding upon Lender.

6. Representations and Warranties. Tenant hereby represents and warrants to Lender that as of the date hereof (a) Tenant is the owner and holder of the tenant's interest under the Lease, (b) the Lease has not been modified or amended, (c) the Lease is in full force and effect and the term thereof commenced on ________________, ____, pursuant to the provisions thereof,
     (d) the premises demised under the Lease have been completed and Tenant has taken possession of the same on a rent paying basis, (e) neither Tenant nor Landlord is in default under or in breach of any of the terms, covenants or provisions of the Lease and Tenant to the best of its knowledge knows of no event which but for the passage of time or the giving of notice or both would constitute an event of default or breach by Tenant or Landlord under the Lease, (f) neither Tenant nor Landlord has commenced any action or given or received any notice for the purpose of terminating the Lease, (g) all rents, additional rents and other sums due and payable under the Lease have been paid in full and no rents, additional rents or other sums payable under the Lease have been paid for more than one (1) month in advance of the due dates thereof, (h) there are no offsets or defenses to the payment of the rents, additional rents, or other sums payable under the Lease, (i) Tenant has no option or right of first refusal to purchase the premises demised under the Lease or any portion thereof or any right or option for additional space with respect to the premises demised, (j) no action, whether voluntary or otherwise, is pending against Tenant under the bankruptcy, insolvency or similar laws of the United States or any state thereof, and (k) Tenant has deposited the security deposit set forth in the Lease with Landlord.

7. Lender to Receive Notices. Tenant shall provide Lender with copies of all written notices sent to Landlord pursuant to the Lease simultaneously with the transmission of such notices to the Landlord. Tenant shall notify Lender of any default by Landlord under the Lease which would entitle Tenant to cancel the Lease or to an abatement of the rents, additional rents or other sums payable thereunder, and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation thereof or of such an abatement shall be effective unless Lender shall have received notice of default giving rise to such cancellation or abatement and shall have failed within sixty (60) days after receipt of such notice to cure such default, or if such default cannot be cured within sixty (60) days, shall have failed within sixty (60) days after receipt of such notice to commence and thereafter diligently pursue any action necessary to cure such default.

8. Notices. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Tenant: ______________________
     ____________________________
     ____________________________
     Attention: _________________
     Facsimile No. ______________

to Lender:  Morgan Guaranty Trust Company of New York
     60 Wall Street
     New York, New York 10260-0060
     Attention: Mr. Jon E. Rickert, Jr./Mr. Michael Mesard
     Facsimile No. (212) 648-5138
               and

               JP MorganChase
               Legal Department
               270 Park Avenue
               39th Floor
               New York, New York 10017

               Attention: ----------------
               Facsimile No. -------------

          With a copy to:      Cadwalader, Wickersham & Taft
               100 Maiden Lane
               New York, New York 10038
               Attention: William P. McInerney, Esq.
               Facsimile No. (212) 504-6666

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.


          9. Joint and Several Liability. If Tenant consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of Lender and Tenant and their respective successors and assigns.

          10. Definitions. The term "Lender" as used herein shall include the successors and assigns of Lender and any person, party or entity which shall become the owner of the Property by reason of a foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or otherwise. The term "Landlord" as used herein shall mean and include the present landlord under the Lease and such landlord's predecessors and successors in interest under the Lease, but shall not mean or include Lender. The term "Property" as used herein shall mean the Property, the improvements now or hereafter located thereon and the estates therein encumbered by the Security Instrument.

          11. No Oral Modifications. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto.

          12. Governing Law. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State where the Property is located and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State where the Property is located.

13. Inapplicable Provisions. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

14. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

15. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

16. Transfer of Loan. Lender may sell, transfer and deliver the Note and assign the Security Instrument, this Agreement and the other documents executed in connection therewith in the secondary mortgage market. In connection with such sale, Lender may retain or assign responsibility for servicing the loan, including the Note, the Security Instrument, this Agreement and the other documents executed in connection therewith, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer. All references to Lender herein shall refer to and include any such servicer to the extent applicable.

17. Further Acts. Tenant will, at the cost of Tenant, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts and assurances as Lender shall, from time to time, require, for the better assuring and confirming unto Lender the property and rights hereby intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of this Agreement or for filing, registering or recording this Agreement, or for complying with all applicable laws.

18. Limitations on Lender's Liability. Tenant acknowledges that Lender is obligated only to Landlord to make the Loan only upon the terms and subject to the conditions set forth in the Security Instrument between Lender and Landlord pertaining to the Loan. In no event shall Lender or any purchaser of the Property at foreclosure sale or any grantee of the Property named in a deed-in-lieu of foreclosure, nor any heir, legal representative, successor, or assignee of Lender or any such purchaser or grantee (collectively the Lender, such purchaser, grantee, heir, legal representative, successor or assignee, the "SUBSEQUENT LANDLORD") have any personal liability for the obligations of Landlord under the Lease and should the Subsequent Landlord succeed to the interests of the Landlord under the Lease, Tenant shall look only to the estate and property of any such Subsequent Landlord in the Property for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by any Subsequent Landlord as landlord under the Lease, and no other property or assets of any Subsequent Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease; provided, however, that the Tenant may exercise any other right or remedy provided thereby or by law in the event of any failure by Landlord to perform any such material obligation.

     IN WITNESS WHEREOF, Lender and Tenant have duly executed this Agreement as of the date first above written.

                                             LENDER:

                                             ___________________________________
                                                a ______________________________

                                             By:

                                                Name:
                                                Title:

                                            TENANT:

                                             ___________________________________
                                                a ______________________________

                                             By:

                                                Name:
                                                Title:

The undersigned accepts and agrees to
the provisions of Section 4 hereof:

LANDLORD:

_________________________, a
______________________________________

By:
   Name:
   Title:

                                ACKNOWLEDGMENTS

                                (To be attached)

                                   Exhibit A
                                   ---------

                           (Description of Property)

                                   SCHEDULE I
                                   ----------
                                  (LITIGATION)

                                      NONE











                                    SCH. I-1